                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                             RPM International Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

          RPM INTERNATIONAL INC. - 2628 Pearl Road - P.O. Box 777 - Medina, Ohio
                                                            44258 - 330-273-5090

[RPM LOGO]

THOMAS C. SULLIVAN
     Chairman

                                                                 August 30, 2004

TO RPM INTERNATIONAL STOCKHOLDERS:

     I would like to extend a personal invitation for you to join us at this year's Annual Meeting of RPM Stockholders which will be held at 2:00 p.m., Eastern Daylight Time, Friday, October 8, 2004, at the Holiday Inn Select located at Interstate 71 and Route 82 East, Strongsville, Ohio.

     At this year's Annual Meeting, in addition to voting on the election of four Directors, you will vote on a proposal to adopt the 2004 Omnibus Equity and Incentive Plan and a proposal to adopt Amendment No. 2 to the Incentive Compensation Plan, each of which is described in greater detail in this Proxy Statement. I encourage you to review this information and to vote in favor of these proposals. By adopting these proposals you will assist the Board in providing the flexibility it needs to attract, retain, motivate and reward talented employees.

     In addition to discussing these items of business, we look forward to giving you a progress report on the first quarter of our current fiscal year, which will end on August 31. As in the past, there will be an informal discussion of the Company's activities, during which time your questions and comments will be welcomed.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your Proxy should you wish to vote in person.

     On behalf of the Directors and management of RPM, I would like to thank you for your continued support and confidence.

                                        Sincerely yours,

                                        /s/ Thomas C. Sullivan
                                        THOMAS C. SULLIVAN

                                   [RPM LOGO]

                        2628 PEARL ROAD  -  P.O. BOX 777
                               MEDINA, OHIO 44258

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is Hereby Given that the Annual Meeting of Stockholders of RPM International Inc. will be held at the Holiday Inn Select located at Interstate 71 and Route 82 East, Strongsville, Ohio, on Friday, October 8, 2004, at 2:00 P.M., Eastern Daylight Time, for the following purposes:

     (1) To elect four Directors in Class I for a three-year term ending in 2007;

     (2) To approve and adopt the RPM International Inc. 2004 Omnibus Equity and Incentive Plan;

     (3) To consider and act upon a proposal to approve and adopt Amendment No. 2 to the RPM International Inc. Incentive Compensation Plan to provide for an increase in the aggregate bonus award pool available to participants from 1.3% to 1.5% of the Company's pre-tax income; and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Holders of shares of Common Stock of record at the close of business on August 13, 2004 are entitled to receive notice of and to vote at the Annual Meeting.

     By Order of the Board of Directors.

                                           P. KELLY TOMPKINS
                                             Secretary

August 30, 2004

        Please fill in and sign the enclosed Proxy and return the Proxy in the envelope enclosed herewith.

                                   [RPM LOGO]

                        2628 PEARL ROAD  -  P.O. BOX 777
                               MEDINA, OHIO 44258

                                PROXY STATEMENT

                       MAILED ON OR ABOUT AUGUST 30, 2004

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 8, 2004

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of RPM International Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held on October 8, 2004, and any adjournment or postponement thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

     The accompanying Proxy is solicited by the Board of Directors of the Company. All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted (i) FOR the election of the four nominees listed on the Proxy; (ii) FOR the approval and adoption of the RPM International Inc. 2004 Omnibus Equity and Incentive Plan; and (iii) FOR the approval and adoption of Amendment No. 2 to the RPM International Inc. Incentive Compensation Plan to provide for an increase in the aggregate bonus award pool available to participants from 1.3% to 1.5% of the Company's pre-tax income.

     Any person giving a Proxy pursuant to this solicitation may revoke it. A stockholder, without affecting any vote previously taken, may revoke a Proxy by giving notice to the Company in writing, in open meeting or by a duly executed Proxy bearing a later date.

     The expense of soliciting Proxies, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy, will be borne by the Company. The Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. In addition to solicitation of Proxies by mail, the Company's Directors, officers and employees, without additional compensation, may solicit Proxies by telephone, telegraph, and personal interview. The Company retained Innisfree M&A Incorporated to aid in the solicitation of proxies for an anticipated base fee of approximately $15,000, plus reimbursement of certain expenses related to the mailing and solicitation.

                                 VOTING RIGHTS

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on August 13, 2004. On that date, the Company had 116,234,899 shares of Common Stock, par value $0.01 per share (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.

     At the Annual Meeting, in accordance with the General Corporation Law of the State of Delaware and the Company's Amended and Restated By-Laws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. As provided by the General Corporation Law of the State of Delaware and the Company's Amended and Restated By-Laws, holders of shares entitling them to exercise a majority of the voting power of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. Under applicable Delaware law, if a broker returns a Proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum. The shares represented at the Annual Meeting by Proxies, which are marked, with respect to the election of Directors, "withheld" will be counted as shares present for the purpose of determining whether a quorum is present. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes.

     Nominees for election as Directors receiving the greatest number of votes will be elected Directors. Votes that are withheld or broker non-votes in respect of the election of Directors will not be counted in determining the outcome of the election. The General Corporation Law of the State of Delaware provides that stockholders cannot elect Directors by cumulative voting unless a company's certificate of incorporation so provides. The Company's Amended and Restated Certificate of Incorporation does not provide for cumulative voting.

     Pursuant to the Company's Amended and Restated By-Laws, proposals other than the election of Directors and matters brought before the Annual Meeting will be decided, unless otherwise provided by law or by the Amended and Restated Certificate of Incorporation of the Company, by the vote of the holders of a majority of the shares entitled to vote thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

              STOCK OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of Common Stock as of May 31, 2004, unless otherwise indicated, by (i) each person or group known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director and nominee for election as a Director of the Company, (iii) each executive officer named in the Executive Compensation tables below and (iv) all Directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the respective Director, nominee for election as a Director, or executive officer, as the case may be. Unless otherwise indicated below, each person named below has sole voting and investment power with respect to the number of shares set forth opposite his or her respective name. The address of each Director nominee, Director and executive officer is 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258.

                                                             NUMBER OF SHARES
                                                             OF COMMON STOCK     PERCENTAGE OF
                                                               BENEFICIALLY        SHARES OF
                 NAME OF BENEFICIAL OWNER                        OWNED(1)       COMMON STOCK(1)
                 ------------------------                    ----------------   ---------------
Max D. Amstutz(2)..........................................        27,243              *
Edward B. Brandon(3).......................................        27,400              *
Bruce A. Carbonari(4)......................................         2,400              *
Paul G. P. Hoogenboom(5)...................................        65,577              *
James A. Karman(6).........................................       782,592             .7
Robert L. Matejka(7).......................................        83,329              *
Donald K. Miller(8)........................................        12,400              *
William A. Papenbrock(9)...................................        21,142              *
Albert B. Ratner(10).......................................         8,650              *
Ronald A. Rice(11).........................................       137,415             .1
Frank C. Sullivan(12)......................................       630,636             .5
Thomas C. Sullivan(13).....................................       888,590             .8
William B. Summers, Jr.(14)................................             0              *
Jerry Sue Thornton(15).....................................         2,400              *
P. Kelly Tompkins(16)......................................       160,242             .1
Joseph P. Viviano(17)......................................        12,400              *
All Directors and executive officers as a group (twenty
  persons including the directors and executive officers
  named above)(18).........................................     3,329,265            2.8

---------------

  *  Less than .1%.

 (1) In accordance with Securities and Exchange Commission ("Commission") rules, each beneficial owner's holdings have been calculated assuming full exercise of outstanding options covering Common Stock, if any, exercisable by such owner within 60 days after May 31, 2004, but no exercise of outstanding options covering Common Stock held by any other person.

 (2) Dr. Amstutz is a Director of the Company.

 (3) Mr. Brandon is a Director of the Company.

 (4) Mr. Carbonari is a Director of the Company.

 (5) Mr. Hoogenboom is an executive officer of the Company. His ownership is comprised of 44,137 shares of Common Stock which he owns directly, 20,000 shares which he has the right to acquire within 60 days of May 31, 2004 through the exercise of stock options, and approximately 1,440 shares held by Wachovia Bank N.A., as trustee of the RPM International Inc. 401(k) Plan which represents Mr. Hoogenboom's approximate percentage ownership of the total shares held in the RPM International Inc. 401(k) Plan as of May 31, 2004. Mr. Hoogenboom also has a total of 455 stock equivalent units in the Company's Deferred Compensation Program.

 (6) Mr. Karman is a Director of the Company. Mr. Karman's ownership is comprised of 170,315 shares of Common Stock which he owns directly, 227,372 shares of Common Stock which are held by a family-owned corporation, of which Mr. Karman is an officer and director, 41,155 shares that are held by the James A. Karman Grantor Retained Annuity

     Trust of which Mr. Karman is a beneficiary and 343,750 shares of Common Stock which he has the right to acquire within 60 days after May 31, 2004 through the exercise of stock options. Ownership of the shares held by the James A. Karman Grantor Retained Annuity Trust and by the family-owned corporation is attributed to Mr. Karman pursuant to Commission rules.

 (7) Mr. Matejka is an executive officer of the Company. Mr. Matejka's ownership is comprised of 52,455 shares of Common Stock which he owns directly, 30,000 shares which he has the right to acquire within 60 days of May 31, 2004 through the exercise of stock options, and approximately 874 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Matejka's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2004. He also has 382 stock equivalent units in the Company's Deferred Compensation Program.

 (8) Mr. Miller is a Director of the Company.

 (9) Mr. Papenbrock is a Director of the Company. All of Mr. Papenbrock's shares of Common Stock are owned through his retirement plan for which National City Bank is Trustee.

(10) Mr. Ratner is a Director of the Company.

(11) Mr. Rice is an executive officer of the Company. His ownership is comprised of 46,695 shares of Common Stock which he owns directly, 87,500 shares which he has the right to acquire within 60 days of May 31, 2004 through the exercise of stock options, and approximately 3,220 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Rice's approximate percentage ownership of the total shares held in the plan as of May 31, 2004. Mr. Rice also has a total of 1,365 stock equivalent units in the Company's Deferred Compensation Program.

(12) Mr. Frank C. Sullivan is a Director and an executive officer of the Company. Mr. Sullivan's ownership is comprised of 228,837 shares of Common Stock which he owns directly, 7,266 shares which he holds as Custodian for his sons, 391,563 shares of Common Stock which he has the right to acquire within 60 days after May 31, 2004 through the exercise of stock options, and approximately 2,970 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Sullivan's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2004. Ownership of the shares held as Custodian for his sons is attributed to Mr. Sullivan pursuant to Commission rules. Mr. Sullivan also has a total of 3,268 stock equivalent units in the Company's Deferred Compensation Program.

(13) Mr. Thomas C. Sullivan is Chairman of the Board of Directors of the Company. Mr. Sullivan's ownership is comprised of 214,352 shares of Common Stock which he owns directly, 17,363 shares which are owned by his wife and 656,875 shares of Common Stock which he has the right to acquire within 60 days after May 31, 2004 through the exercise of stock options. Ownership of the shares of Common Stock held by his wife is attributed to Mr. Sullivan pursuant to Commission rules.

(14) Mr. Summers was appointed to the Board of Directors on July 22, 2004 to fill the vacancy created by the retirement of Mr. E. Bradley Jones.

(15) Dr. Thornton is a Director of the Company. Dr. Thornton has elected to receive her Directors' fees in the form of stock equivalent units in connection with the Company's Deferred Compensation Program. As of May 31, 2004, Dr. Thornton had approximately 14,734 stock equivalent units in the Deferred Compensation Program.

(16) Mr. Tompkins is an executive officer of the Company. Mr. Tompkins's ownership is comprised of 50,172 shares of Common Stock which he owns directly, 107,525 shares which he has the right to acquire within 60 days after May 31, 2004 through the exercise of stock options, and approximately 2,545 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Tompkins's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2004. Mr. Tompkins also has a total of 948 stock equivalent units in the Company's Deferred Compensation Program.

(17) Mr. Viviano is a Director of the Company.

(18) The number of shares of Common Stock shown as beneficially owned by the Company's Directors and executive officers as a group on May 31, 2004 includes 1,992,988 shares which the Company's Directors and executive officers as a group have the right to acquire within 60 days after said date through the exercise of stock options granted to them under the Company's stock option plans, and approximately 19,967 shares of Common Stock held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents the group's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2004.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The authorized number of Directors of the Company presently is fixed at twelve, with the Board of Directors divided into three Classes of four Directors each. The term of office of one Class of Directors expires each year, and at each Annual Meeting of Stockholders the successors to the Directors of the Class whose term is expiring at that time are elected to hold office for a term of three years.

     The term of office of Class I of the Board of Directors expires at this year's Annual Meeting of Stockholders. The term of office of the persons elected Directors in Class I at this year's Annual Meeting will expire at the time of the Annual Meeting held in 2007. Each Director in Class I will serve until the expiration of that term or until his successor shall have been duly elected. The Board of Directors' nominees for election as Directors in Class I are Edward B. Brandon, William A. Papenbrock, Thomas C. Sullivan and Frank C. Sullivan. Each of the nominees currently serves as a Director in Class I. On July 22, 2004, E. Bradley Jones, a Director in Class III, retired from the Board of Directors. The Board of Directors filled the vacancy created following the retirement of Mr. Jones by appointing Mr. William B. Summers, Jr., the Chairman of McDonald Investments Inc., to serve for the remainder of the full term of Class III, which term will expire at the Annual Meeting of Stockholders to be held in 2005, at which time it is expected that Mr. Summers will stand for election by the stockholders.

     The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournment or postponement thereof for the election as Directors of the four nominees unless the stockholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors. In no event will the accompanying Proxy be voted for more than four nominees or for persons other than those named below and any such substitute nominee for any of them.


                                         NOMINEES FOR ELECTION

[Edward B. Brandon photo]

                                 EDWARD B. BRANDON, age 72 -- Director since 1989
                                 Retired Chairman and Chief Executive Officer, National City Corpora-
                                 tion. Mr. Brandon received his B.S. degree in economics from North-
                                 western University and his M.B.A. degree from Wharton School of Banking and Finance. He joined National City Bank in 1956. Mr. Brandon served as President of National City Corporation and President and Chief
                                 Executive Officer of National City Bank prior to his election as
                                 Chairman in September 1987, and served as Chief Executive Officer of
                                 National City Bank until April 1989. Mr. Brandon also served as Chief
                                 Executive Officer of National City Corporation from September 1987 until July 1995. Mr. Brandon retired from National City Corporation in
                                 October 1995.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      NOMINEE TO CLASS I
                                 27,400                                          (TERM EXPIRING IN 2007)


[William A. Papenbrock photo]

                                 WILLIAM A. PAPENBROCK, age 65 -- Director since 1972
                                 Retired Partner, Calfee, Halter & Griswold LLP, Attorneys-at-law. Mr.
                                 Papenbrock received his B.S. degree in Business Administration from
                                 Miami University (Ohio) and his LL.B. degree from Case Western Reserve
                                 Law School. After serving one year as the law clerk to Chief Justice
                                 Taft of the Ohio Supreme Court, Mr. Papenbrock joined Calfee, Halter &
                                 Griswold LLP as an attorney in 1964. He became a partner of the firm in
                                 1969 and is the past Vice Chairman of the firm's Executive Committee.
                                 Calfee, Halter & Griswold LLP serves as counsel to the Company.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      NOMINEE TO CLASS I
                                 21,142                                          (TERM EXPIRING IN 2007)

[Thomas C. Sullivan photo]

                                 THOMAS C. SULLIVAN, age 67 -- Director since 1963
                                 Chairman, RPM International Inc. Mr. Thomas C. Sullivan received his
                                 B.S. degree in Business Administration from Miami University (Ohio). He joined RPM as a Divisional Sales Manager in 1961 and was elected Vice
                                 President in 1967. He became Executive Vice President in 1969, and in
                                 1971 Mr. Sullivan was elected Chairman of the Board. He also served as
                                 President from 1970 to 1978 and Chief Executive Officer from 1971 to
                                 2002. Mr. Sullivan is a Director of Agilysys, Inc., Huffy Corporation
                                 and Kaydon Corporation.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      NOMINEE TO CLASS I
                                 888,590                                         (TERM EXPIRING IN 2007)

[Frank C. Sullivan photo]

                                 FRANK C. SULLIVAN, age 43 -- Director since 1995
                                 President and Chief Executive Officer, RPM International Inc. Mr. Frank
                                 C. Sullivan entered the University of North Carolina as a Morehead
                                 Scholar and received his B.A. degree in 1983. From 1983 to 1986, Mr.
                                 Sullivan held various commercial lending and corporate finance posi-
                                 tions at Harris Bank and First Union National Bank prior to joining RPM as a Technical Service Representative from 1987 to 1988 and as Regional
                                 Sales Manager from 1988 to 1989 at RPM's AGR Company joint venture. In
                                 1989, he became the Company's Director of Corporate Development. He became a Vice President of the Company in 1991, Chief Financial Officer
                                 in 1993, Executive Vice President in 1995, President in 1999, Chief
                                 Operating Officer in 2001 and was elected Chief Executive Officer in
                                 October 2002. Mr. Sullivan serves on the boards of The Timken Company,
                                 The Cleveland Foundation, the Greater Cleveland Chapter of the American
                                 Red Cross, the Cleveland Clinic Foundation's Digestive Disease Center
                                 Leadership Board, the Rock and Roll Hall of Fame and Museum and the
                                 Greater Cleveland Partnership. Frank C. Sullivan is the son of Thomas
                                 C. Sullivan.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      NOMINEE TO CLASS I
                                 630,636                                         (TERM EXPIRING IN 2007)

                   DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER ANNUAL MEETING

[Dr. Max D. Amstutz photo]

                                 DR. MAX D. AMSTUTZ, age 75 -- Director since 1995
                                 Director, Finter Bank Zurich, Switzerland since 1994 (interim Chairman from 2001 to 2003); Director and Chairman of the Audit Committee of
                                 Precious Woods Holding Ltd., Switzerland since 1993. From 1998 to 2002,
                                 Dr. Amstutz was the Chairman of SGS-Societe Generale de Surveillance
                                 Holding S.A., Geneva Switzerland, a world leader in verification, testing and certification. From 1970 to 1994, Dr. Amstutz was Managing
                                 Director of Holderbank Financiere Glaris Ltd., a world leader in cement. From 1994 to 2000, Dr. Amstutz was Chairman and Chief Executive
                                 Officer of Von Roll Holding Ltd., a designer and manufacturer of environmental technology products, electrotechnical and industrial insulation systems and industrial metal specialties, and from 1986 to
                                 1999, was Vice Chairman of Alusuisse -- Lonza Holding Ltd., a
                                 conglomerate of chemical, aluminum and packaging firms. Dr. Amstutz received his degree in Business Administration and a Doctorate of
                                 Economics from the University of Berne, Switzerland.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS III
                                 27,243                                          (TERM EXPIRING IN 2005)

[Albert B. Ratner photo]

                                 ALBERT B. RATNER, age 76 -- Director since 1996
                                 Co-Chairman of the Board of Forest City Enterprises, Inc., a conglom-
                                 erate corporation engaged in the ownership, development, sales, ac-
                                 quisition and management of commercial and residential real estate throughout the United States. Mr. Ratner received his B.S. degree from
                                 Michigan State University.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS III
                                 8,650                                           (TERM EXPIRING IN 2005)

[Jerry Sue Thornton photo]

                                 DR. JERRY SUE THORNTON, age 57 -- Director since 1999

                                 President of Cuyahoga Community College since 1992. From 1985 to 1992,
                                 Dr. Thornton served as President of Lakewood Community College in White
                                 Bear Lake, Minnesota. She received her Ph.D. from the University of
                                 Texas at Austin and her M.A. and B.A. from Murray State University. Dr.
                                 Thornton is also a Director of National City Corporation, American
                                 Greetings Corporation and Applied Industrial Technologies, Inc. Dr.
                                 Thornton is also a board member of United Way of Cleveland, The
                                 Cleveland Foundation, Greater Cleveland Partnership and the Rock and
                                 Roll Hall of Fame and Museum -- Cleveland and New York.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS III
                                 2,400*                                          (TERM EXPIRING IN 2005)

---------------

* Dr. Thornton has elected to participate in the Company's Deferred Compensation Program, and is
  deferring the payment of her Directors' fees in the form of stock equivalent units. As of May 31,
  2004, Dr. Thornton had approximately 14,734 stock equivalent units in the Deferred Compensation
  Program.


[William B. Summers, Jr. photo]

                                 WILLIAM B. SUMMERS, JR., age 54 -- Director since 2004
                                 Chairman of McDonald Investments Inc., an investment banking and securities firm and a subsidiary of KeyCorp, since 1994. From 1994 until 2000, Mr. Summers was the Chief Executive Officer of McDonald
                                 Investments Inc. and from 1998 until 2002, Mr. Summers was the Chairman of Key Capital Partners and an Executive Vice President of KeyCorp. Mr.
                                 Summers is a Director of Developers Diversified Realty Corporation and
                                 Wilson Greatbatch Technologies, Inc. and a member of the Advisory Board of Molded Fiber Glass Companies and the Board of Executives of the New
                                 York Stock Exchange.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED: 0    DIRECTOR IN CLASS III
                                                                                 (TERM EXPIRING IN 2005)

[Bruce A. Carbonari photo]

                                 BRUCE A. CARBONARI, age 48 -- Director since 2002
                                 President and Chief Executive Officer of Fortune Brands Home and
                                 Hardware, a consumer products company specializing in kitchen, bath and related products. Fortune Brands operating units include Moen
                                 Incorporated, a producer of residential and commercial plumbing prod-
                                 ucts. Prior to joining the Moen business as President and Chief
                                 Operating Officer in 1990, Mr. Carbonari was Executive Vice President
                                 and Chief Financial Officer of Stanadyne, Inc., Moen's parent company at that time. He began his career at PricewaterhouseCoopers prior to joining Stanadyne in 1981. Mr. Carbonari also serves on the board of the Rock and Roll Hall of Fame.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS II
                                 2,400                                           (TERM EXPIRING IN 2006)

[James A. Karman photo]

                                 JAMES A. KARMAN, age 67 -- Director since 1963
                                 Mr. Karman holds a B.S. degree from Miami University (Ohio) and an
                                 M.B.A. degree from the University of Wisconsin. Mr. Karman taught corporate finance at the University of Wisconsin and was an Invest-
                                 ment Manager, The Union Bank & Trust Company, Grand Rapids, Michigan,
                                 prior to joining RPM. From October 1973 through September 1978, Mr.
                                 Karman served as our Executive Vice President, Secretary and Treasurer
                                 and, prior to that time, as Vice President -- Finance and Treasurer.
                                 From September 1978 to August 1999, he served as our President and
                                 Chief Operating Officer. Mr. Karman also served as Chief Financial
                                 Officer from October 1982 to October 1993, and again from June 2001 to
                                 October 2001. He was Vice Chairman from 1999 to 2002. Mr. Karman is a
                                 Director of A. Schulman, Inc.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS II
                                 782,592                                         (TERM EXPIRING IN 2006)


[Donald K. Miller photo]

                                 DONALD K. MILLER, age 72 -- Director since 1972
                                 Chairman of Axiom International Investor LLC, an international equity asset management firm, since 1999. From 1986 to 1996, Mr. Miller was
                                 Chairman of Greylock Financial Inc., a venture capital firm. Formerly,
                                 Mr. Miller served as Chairman and CEO of Thomson Advisory Group L.P.
                                 ("Thomson"), a money management firm, from November 1990 to March 1993 and Vice Chairman from April 1993 to November 1994 when Thomson became
                                 PIMCO Advisors L.P. Mr. Miller served as Director of PIMCO Advisors,
                                 L.P. from November 1994 to December 1997. Mr. Miller is a Director of
                                 Layne Christensen Company, a successor corporation to Christensen
                                 Boyles Corporation, a supplier of mining products and services, where
                                 Mr. Miller served as Chairman from January 1987 through December 1995.
                                 Mr. Miller received his B.S. degree from Cornell University and his
                                 M.B.A. degree from Harvard University Graduate School of Business
                                 Administration. Mr. Miller is also a Director of Huffy Corporation.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS II
                                 12,400                                          (TERM EXPIRING IN 2006)

[Joseph P. Viviano photo]

                                 JOSEPH P. VIVIANO, age 66 -- Director since July 2001
                                 Retired Vice Chairman of Hershey Foods, a manufacturer, distributor and marketer of consumer food products. Prior to his retirement, Mr.
                                 Viviano served as the Vice Chairman of Hershey Foods from 1999 to March
                                 2000, and as its President and Chief Operating Officer from 1994 to
                                 March 1999. Mr. Viviano is also a Director of Chesapeake Corporation,
                                 Harsco Corporation, Huffy Corporation and Reynolds American Inc.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS II
                                 12,400                                          (TERM EXPIRING IN 2006)

                 INFORMATION REGARDING MEETINGS AND COMMITTEES
                           OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, a Compensation Committee, a Governance and Nominating Committee and an Audit Committee. The Executive Committee exercises the power and authority of the Board in the interim period between Board meetings. The functions of each of the Compensation Committee, the Governance and Nominating Committee and the Audit Committee are governed by charters that have been adopted by the Board of Directors. The Board of Directors also has adopted Corporate Governance Guidelines to assist the Board of Directors in the exercise of its responsibilities, and a Code of Business Conduct and Ethics that applies to the Company's Directors, officers, and employees.

     The charters of the Compensation Committee, Governance and Nominating Committee and Audit Committee, and the Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on the Company's website at www.rpminc.com. The Company intends to disclose any amendments to the Code of Business Conduct and Ethics, and any waiver of the Code of Business Conduct and Ethics granted to any Director or executive officer of the Company, on the Company's website. As of the date of this Proxy Statement, there have been no such waivers.

BOARD INDEPENDENCE

     The Company's Corporate Governance Guidelines and the NYSE listing standards provide that at least a majority of the members of the Board of Directors must be independent, i.e., free of any material relationship with the Company, other than his or her relationship as a Director or Board Committee member. A Director is not independent if he or she fails to satisfy the standards for independence under the NYSE listing standards, the rules of the Securities and Exchange Commission, and any other applicable laws, rules and regulations. Pursuant to the NYSE listing standards, the Board has adopted categorical standards (the "Categorical Standards") to assist it in making independence determinations. The Categorical Standards specify the criteria by which the independence of the Directors will be determined. The Categorical Standards, which are available on the Company's website at www.rpminc.com, meet or exceed the independence requirements set forth in the NYSE listing standards.

     The Board of Directors, after a review of all relevant facts and circumstances, has affirmatively determined that each of the Directors and nominees, with the exception of Frank C. Sullivan, Thomas C. Sullivan and James
A. Karman, is free from any material relationship with the Company pursuant to the Categorical Standards and is independent.

COMPENSATION COMMITTEE

     The Compensation Committee assists the Board of Directors in discharging its oversight responsibilities relating to, among other things, executive compensation, equity and incentive compensation plans, management succession planning and producing the Compensation Committee Report. The Compensation Committee administers the Company's Stock Option Plans, Incentive Compensation Plan, Restricted Stock Plan, the 2002 Performance Accelerated Restricted Stock Plan, the 2003 Restricted Stock Plan for Directors and, subject to its approval by stockholders at the 2004 Annual Meeting, the 2004 Omnibus Equity and Incentive Plan. The Compensation Committee reviews and determines the salary and bonus compensation of the Chief Executive Officer, as well as reviews and recommends to the Board of Directors for its approval the compensation of the other executive officers of the Company. Each of the members of the Compensation Committee is independent within the meaning of the NYSE listing standards and the Company's Corporate Governance Guidelines.

GOVERNANCE AND NOMINATING COMMITTEE

     The Governance and Nominating Committee, established in October 2002, reports to the Board on all matters relating to corporate governance of the Company, including the development and recommendation to the Board of a set of corporate governance principals applicable to the Company, selection, qualification and nomination of the members of the Board and nominees to the Board, and administration of the Board's evaluation process. Each of the members of the Governance and Nominating Committee is independent within the meaning of the NYSE listing standards and the Company's Corporate Governance Guidelines.

     In identifying and considering possible candidates for election as a Director, the Governance and Nominating Committee, after consultation with the Board and the Chief Executive Officer, will consider all relevant factors and will be guided by the following principals: (1) each Director should be an individual of the highest character and integrity; (2) each Director shall have demonstrated exceptional ability and judgment and should have substantial experience which is of particular relevance to the Company; (3) each Director should have sufficient time available to devote to the affairs of the Company; and (4) each Director should represent the best interests of the stockholders as a whole rather than special interest groups. This evaluation is performed in light of the Governance and Nominating Committee's views as to the needs of the Board and the Company as well as what skill set and other characteristics would most complement those of the current Directors.

     The Governance and Nominating Committee will consider potential candidates recommended by stockholders, current Directors, Company officers, employees and others. The Governance and Nominating Committee will use the above enumerated factors to consider potential candidates regardless of the source of the recommendation. Stockholder recommendations for director nominations may be submitted to the Secretary of the Company at P.O. Box 777, Medina, Ohio 44258, and they will be forwarded to the Governance and Nominating Committee for consideration, provided such recommendations are accompanied by sufficient information to permit the Governance and Nominating Committee to evaluate the qualifications and experience of the nominees. Recommendations should include, at a minimum, the following:

     - the name, age, business address and residence address of the proposed nominee;

     - the principal occupation or employment of the proposed nominee;

     - the number of shares of Common Stock of the Company which are beneficially owned by such candidate;

     - a description of all arrangements or understandings between the stockholder(s) making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which nominations are to be made by the stockholder;

     - detailed biographical data and qualifications and information regarding any relationships between the candidate and the Company within the past three years;

     - any other information relating to the proposed nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

     - any other information the stockholder believes is relevant concerning the proposed nominee;

     - a written consent of the proposed nominee(s) to being named as a nominee and to serve as a director if elected;

     - whether the proposed nominee is going to be nominated at the Annual Meeting of Stockholders or is only being provided for consideration by the Governance and Nominating Committee;

     - the name and record address of the stockholder who is submitting the notice;

     - the number of shares of Common Stock which are owned of record or beneficially by the stockholder who is submitting the notice and the date such shares were acquired by the stockholder and if such person is not a stockholder of record or if such shares are owned by an entity, reasonable evidence of such person's ownership of such shares or such person's authority to act on behalf of such entity; and

     - if the stockholder who is submitting the notice intends to nominate the proposed nominee at the Annual Meeting of Stockholders, a representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the proposed nominee named in the notice.

AUDIT COMMITTEE

     The Audit Committee assists the Board of Directors in fulfilling its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditor, and prepares the report of the Audit Committee. The specific functions and responsibilities of the Audit Committee are set forth in the Audit Committee Charter which is attached hereto as Exhibit A and is available on the Company's website.

     The Board has determined that each member of the Audit Committee is financially literate and satisfies the current independence standards of the NYSE listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934. The Board has also determined that Donald K. Miller qualifies as an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K. As an audit committee financial expert, Mr. Miller also satisfies the NYSE accounting and financial management expertise requirements.

COMMITTEE MEMBERSHIP

     Set forth below is the current membership of each of the above-described Committees, with the number of meetings held during the fiscal year ended May 31, 2004 in parentheses:

      EXECUTIVE              COMPENSATION            GOVERNANCE AND
    COMMITTEE (0)           COMMITTEE (5)       NOMINATING COMMITTEE (3)    AUDIT COMMITTEE (6)
    -------------       ----------------------  ------------------------  ------------------------
  Frank C. Sullivan       Edward B. Brandon        Joseph P. Viviano          Donald K. Miller
      (Chairman)              (Chairman)              (Chairman)                 (Chairman)
  Edward B. Brandon        Albert B. Ratner       Bruce A. Carbonari         Dr. Max D. Amstutz
   James A. Karman      Dr. Jerry Sue Thornton   William A. Papenbrock    William B. Summers, Jr.*
   Albert B. Ratner
  Thomas C. Sullivan
Dr. Jerry Sue Thornton

---------------

* Mr. Summers was appointed to the Board of Directors and as a member of the Audit Committee on July 22, 2004 to fill the vacancy created by the retirement of E. Bradley Jones.

     Under the Company's Amended and Restated By-Laws, the Board may designate one or more independent directors as alternate members of any Committee, in order to replace any absent or disqualified member at any meetings. The Board has designated Mr. Papenbrock as an alternate member of the Audit and Compensation Committees and Dr. Thornton as an alternate member of the Governance and Nominating Committee. Each alternate member also meets the applicable independence, composition and related requirements of the Securities and Exchange Commission and the NYSE with respect to his or her respective Committees.

BOARD MEETINGS

     The Board of Directors held four meetings during the fiscal year ended May 31, 2004. No Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by Committees of the Board on which the Director served, during the periods that the Director served.

NON-MANAGEMENT DIRECTORS MEETINGS AND INDEPENDENT DIRECTORS MEETINGS

     Each of the Directors, other than Frank C. Sullivan, is a non-management Director. Non-management Directors will meet in executive sessions each year in January, April and July. For the coming year, the presiding Director for the January, April and July meetings will be Joseph P. Viviano, Edward B. Brandon, and Donald K. Miller, respectively. Each of the non-management Directors, other than Thomas C. Sullivan and James A. Karman, are independent within the meaning of the NYSE listing standards and the Company's Corporate Governance Guidelines. The independent Directors will meet in executive session at least once per year.

COMMUNICATIONS WITH THE BOARD

     Stockholders and other interested persons may communicate with the non-management Directors as a group or any chair of a Board Committee. Such communications may be confidential or anonymous, if so designated, and may be submitted in writing to Board of Directors Communications c/o General Counsel, RPM International Inc., P.O. Box 777, Medina, Ohio 44258 or by email to directors@rpminc.com. Unless specifically directed to one of the Committee chairs, communications will be forwarded to the presiding Director for the next scheduled meeting of non-management Directors.

     All communications received in accordance with these procedures will be reviewed initially by the RPM legal department, who will relay all such communications (or a summary thereof) to the appropriate Director or Directors unless he or she determines that such communication:

     - Does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its Committees; or

     - Relates to routine or insignificant matters that do not warrant the attention of the Board of Directors.

     In the alternative to the procedures outlined above, any stockholder or interested party may report any suspected accounting or financial misconduct confidentially through our compliance hotline. Information regarding our compliance hotline will be available on our website, www.rpminc.com, no later than October 8, 2004.

ATTENDANCE AT STOCKHOLDER MEETINGS

     It is a policy of the Board that all its members attend the Annual Meeting of Stockholders absent exceptional cause. All but one of the Directors who were at that time members of the Board were present at the October 2003 Annual Meeting.

DIRECTOR COMPENSATION

     During the 2004 fiscal year, Directors who were not employees of the Company received a quarterly fee of $8,000 and an additional $1,000 for each Board and Committee meeting attended, except for the Chairman of each Committee. The Chairman of each Committee (other than the Audit Committee) receives a quarterly fee of $1,500. The Chairman of the Audit Committee receives a quarterly fee of $3,000. William A. Papenbrock attends all Committee meetings as acting secretary of each Committee, and as such he receives the same compensation as the members of the Committees. In April 1986, the Board of Directors adopted a Deferred Compensation Plan providing for the deferred payment of Directors' fees in either cash or stock equivalents and the payment of such deferred fees in cash commencing six months following the date of the participating Director's retirement, resignation or death, or termination of such participating Director's Deferred Compensation Agreement. Participation in the Deferred Compensation Plan is at the election of each Director entitled to receive compensation for serving on the Board. In order to create an appropriate compensation program for Directors and to bring total Board compensation to a competitive level, as well as to enhance the ability of the Company to recruit and retain Directors and further align interests of Directors with interests of Stockholders, in October 2003 the Company's stockholders adopted the 2003 Restricted Stock Plan for Directors that provides for the granting of shares of Common Stock to Directors who are not employees of the Company.

     In addition to the compensation described above with respect to compensation for services as Director, during fiscal 2004 each of Mr. Thomas C. Sullivan and Mr. James A. Karman was a party to a consulting agreement with the Company which provided for the payment by the Company of fees in compensation for consulting services. See "Employment Agreements."

                             EXECUTIVE COMPENSATION

     Set forth below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended May 31, 2004, 2003 and 2002 of those persons who were, at May 31, 2004:
(i) the Chief Executive Officer; and (ii) the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM COMPENSATION
                                                                             AWARDS
                                                                  ----------------------------
                                                                                 RESTRICTED
                                      ANNUAL COMPENSATION         SECURITIES     STOCK PLAN       ALL OTHER
                                 ------------------------------   UNDERLYING   GRANTS/ DOLLAR    COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR      SALARY       BONUS      OPTIONS        VALUE(1)          (2)(3)
---------------------------      ----   ------------   --------   ----------   ---------------   ------------
Frank C. Sullivan                2004     $700,000     $515,000    100,000       $  101,758        $11,473
  President and                  2003      600,000      420,000    100,000        1,073,469         11,278
  Chief Executive Officer        2002      430,000      375,000         --           42,969          8,105
P. Kelly Tompkins                2004     $300,000     $225,000     50,000       $   37,819        $12,017
  Senior Vice President,         2003      245,000      175,000     40,000          495,881          9,526
  General Counsel                2002      230,000      100,000         --           18,180          7,891
  and Secretary
Ronald A. Rice                   2004     $280,000     $200,000     50,000       $   31,923        $10,757
  Senior Vice President-         2003      225,000      160,000     40,000          494,522          8,501
  Administration                 2002      190,000      100,000         --           12,451          6,884
Paul G. P. Hoogenboom            2004     $250,000     $175,000     40,000       $   27,000        $10,677
  Vice President-                2003      220,000      155,000     40,000          493,027          8,944
  Operations and Chief           2002      180,000       90,000         --            9,090          6,908
  Information Officer
Robert L. Matejka                2004     $230,000     $165,000     40,000       $   21,197        $17,657
  Vice President,                2003      220,000      120,000     40,000          491,369         15,450
  Chief Financial Officer        2002      190,000      100,000     10,000               --         12,680
  and Controller

---------------

(1) (a) THE PURPOSE OF THE 1997 RESTRICTED STOCK PLAN IS TO REPLACE THE CASH BASED BENEFIT RESTORATION PLAN WITH A STOCK BASED PLAN. SHARES GRANTED UNDER THE RESTRICTED STOCK PLAN DIRECTLY REDUCE AND REPLACE THE CASH AMOUNT OF SUPPLEMENTAL RETIREMENT RESTORATION BENEFITS AND SUPPLEMENTAL DEATH RESTORATION BENEFITS OWED TO PARTICIPANTS UNDER THE BENEFIT RESTORATION PLAN. THE BENEFIT RESTORATION PLAN WAS FROZEN ON JUNE 1, 1997. ALL PRIOR ACCRUALS OF SUPPLEMENTAL RETIREMENT RESTORATION BENEFITS AND DEATH RESTORATION BENEFITS UNDER THE BENEFIT RESTORATION PLAN HAVE BEEN REPLACED BY PRIOR GRANTS OF SHARES UNDER THE RESTRICTED STOCK PLAN. ALL CURRENT GRANTS OF SHARES WILL BE IN AN AMOUNT EQUIVALENT TO THE ACCRUALS OF SUPPLEMENTAL RETIREMENT RESTORATION BENEFITS AND DEATH RESTORATION BENEFITS REQUIRED UNDER THE BENEFIT RESTORATION PLAN IF IT WERE NOT FROZEN. SEE "BENEFIT RESTORATION PLAN" AND "RESTRICTED STOCK PLAN" HEREINAFTER. Dollar value for the fiscal year ended May 31, 2004 calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restricted Stock Plan (Mr. Frank C. Sullivan -- 7,628 shares of Common Stock, Mr. Tompkins -- 2,835 shares of Common Stock, Mr. Rice -- 2,393 shares of Common Stock, Mr. Hoogenboom -- 2,024 shares of Common Stock and Mr. Matejka -- 1,589 shares of Common Stock) by the closing price of $13.34 on July 14, 2003, the effective date of grant. The dollar value for the fiscal year ended May 31, 2003 was calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restricted Stock Plan (Mr. Frank C. Sullivan -- 3,997 shares of Common Stock, Mr.
    Tompkins -- 1,198 shares of Common Stock, Mr. Rice -- 1,098 shares of Common Stock, Mr. Hoogenboom -- 988 shares of Common Stock and Mr. Matejka -- 866 shares of Common Stock) by the closing price of $13.59 on July 17, 2002, the effective date of grant. The dollar value for the fiscal year ended May 31, 2002 was calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restricted Stock Plan (Mr. Frank C.
    Sullivan -- 5,318 shares, Mr. Tompkins -- 2,250 shares, Mr. Rice -- 1,541 shares and Mr. Hoogenboom -- 1,125 shares) by the closing price of $8.08 on July 11, 2001, the effective date of grant. At the end of the fiscal year ended May 31, 2004, the number and value (based upon the closing price on May 28, 2004 of $14.71) of the aggregate restricted stock holdings, including dividends added to the Deferred Compensation Plan, were as follows: Mr. Frank C. Sullivan -- 32,664 shares of Common Stock -- $480,487; Mr. Tompkins -- 9,850 shares of Common Stock -- $144,894; Mr. Rice -- 6,930 shares of Common Stock -- $101,940; Mr. Matejka -- 2,471 shares of Common Stock -- $36,348; and Mr. Hoogenboom -- 4,226 shares of Common
    Stock -- $62,164. Dividends are paid on restricted stock as and when dividends are paid on Common Stock. The 2002 Restricted Stock Award reported with respect to Mr. Matejka will vest on May 31, 2007. None of the other restricted stock awards reported on the Summary Compensation Table are scheduled to vest within three years from the respective date of grant.

    (b) THE PURPOSE OF THE 2002 PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN ("PARS") IS TO PROVIDE AN ADDED INCENTIVE TO KEY OFFICERS TO IMPROVE THE LONG-TERM PERFORMANCE OF THE COMPANY. SEE "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION -- PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN" HEREINAFTER. Dollar value for the fiscal year ended May 31, 2003 calculated by multiplying the number of restricted shares granted pursuant to PARS (Mr. Frank C. Sullivan -- 85,000 shares of Common Stock, Mr. Tompkins -- 40,000 shares of Common Stock, Mr. Rice -- 40,000 shares of Common Stock, Mr. Hoogenboom -- 40,000 shares of Common Stock, and Mr. Matejka -- 40,000 shares of Common Stock) by the closing price of $11.99 on July 22, 2002, the effective date of the grant. At the end of the fiscal year ended May 31, 2004, the number and value (based upon the closing price on May 28, 2004 of $14.71) of the aggregate restricted stock holdings, including dividends added to the Deferred Compensation Plan, were as follows: Mr. Frank C. Sullivan -- 85,778 shares of Common Stock -- $1,261,794, Mr.
    Tompkins -- 40,366 shares of Common Stock -- $593,784, Mr. Rice -- 40,366 shares of Common Stock -- $593,784, Mr. Hoogenboom -- 40,366 shares of Common Stock -- $593,784, and Mr. Matejka -- 40,366 shares of Common
    Stock -- $593,784. Dividends are paid as and when dividends are paid on Common Stock. None of the restricted stock awards granted under the PARS plan reported on the Summary Compensation Table are scheduled to vest within three years from the respective date of grant.

(2) All Other Compensation consists of (i) insurance premiums paid by the Company in connection with split dollar and other executive life insurance policies; (ii) in fiscal 2004, the value (Mr. Frank C. Sullivan $8,200, Mr. Tompkins $8,968, Mr. Rice $8,964, Mr. Hoogenboom $8,500 and Mr. Matejka $8,202) of the Company's matching contributions to the RPM International Inc. 401(k) Plan relating to before-tax contributions made by the Named Executive Officers. Effective October 1, 2002, the 401(k) Plan was amended so that matching contributions by the Company are invested in the same manner as participants invest their own contributions. Prior to that time, Company matching contributions were made in the form of shares of Company Common Stock. In fiscal 2003 and 2002, the value of the Company's matching contributions to the RPM International Inc. 401(k) Plan for each of the Named Executive Officers were as follows: Mr. Frank C. Sullivan $8,125
    (2003) and $5,375 (2002); Mr. Tompkins $6,657 (2003) and $5,288 (2002); Mr.
    Rice $6,828 (2003) and $5,413 (2002); Mr. Hoogenboom $6,917 (2003) and
    $5,438 (2002); Mr. Matejka $6,565 (2003) and $5,100 (2002).

(3) All Other Compensation includes the following amounts equal to the full dollar economic value of the premiums paid by the Company in connection with life insurance policies issued pursuant to the Split Dollar Life Insurance Agreements between the Company and the following named Executive Officers during 2004, 2003 and 2002, respectively: Mr. Frank C. Sullivan $2,862
    (2004), $1,683 (2003) and $1,380 (2002); Mr. Tompkins $1,411 (2004), $829
    (2003) and $713 (2002); Mr. Rice $912 (2004), $443 (2003) and $331 (2002);
    Mr. Hoogenboom $932 (2004), $437 (2003) and $0 (2002); Mr. Matejka $2,857
    (2004), $1,925 (2003) and $1,160 (2002). The premiums paid by the Company in connection with the life insurance policies issued pursuant to such Split Dollar Life Insurance Agreements set forth in the preceding sentence will be recovered in full by the Company upon the payment of any death benefits under any such life insurance policy.

OPTION GRANTS

     Shown below is information on grants of stock options pursuant to the Company's 1996 Key Employees Stock Option Plan during the fiscal year ended May 31, 2004 to the executive officers who are named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                PERCENTAGE                                     VALUE AT ASSUMED
                                                 OF TOTAL                                    ANNUAL RATES OF STOCK
                                 NUMBER OF       OPTIONS                                    PRICE APPRECIATION FOR
                                SECURITIES      GRANTED TO     EXERCISE OR                    OPTIONS TERMS(3)(4)
                                UNDERLYING     EMPLOYEES IN     BASE PRICE     EXPIRATION   -----------------------
            NAME               OPTIONS(1)(5)   FISCAL YEAR    (PER SHARE)(2)      DATE         5%           10%
-----------------------------  -------------   ------------   --------------   ----------   ---------   -----------
Frank C. Sullivan                 100,000(5)       7.98%          $14.10       10/10/2013   $886,742    $2,247,177
  President and Chief
  Executive Officer
P. Kelly Tompkins                  50,000(5)       3.99%          $14.10       10/10/2013   $443,371    $1,123,589
  Senior Vice President,
  General Counsel and
  Secretary
Ronald A. Rice                     50,000(5)       3.99%          $14.10       10/10/2013   $443,371    $1,123,589
  Senior Vice President --
  Administration
Paul G. P. Hoogenboom              40,000(5)       3.19%          $14.10       10/10/2013   $354,697    $  898,871
  Vice President --
  Operations and Chief
  Information Officer
Robert L. Matejka                  40,000(5)       3.19%          $14.10       10/11/2013   $354,697    $  898,871
  Vice President, Chief
  Financial Officer and
  Controller

---------------

(1) The option agreements relating to the options granted under the Company's 1996 Stock Option Plan provide that such options become fully vested upon certain "changes in control" of the Company described in such option agreements.

(2) This price represents the fair market value at the date of grant pursuant to the terms of the Company's 1996 Stock Option Plan.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% appreciation rates dictated by the Commission and are not intended to be forecasts of the Company's stock price.

                                                                      POTENTIAL REALIZABLE VALUE AT
                                                                   ASSUMED ANNUAL RATES OF STOCK PRICE
                                                                      APPRECIATION FOR OPTION TERMS
                                                                   ------------------------------------
                                                                          5%                 10%
                                                                   ----------------    ----------------
(4)  Value created for all stockholders:                           $1,074,246,829      $2,722,352,381
     Gain of named executive officers as a percent of value
     created for all stockholders:                                      0.23%               0.23%

(5) These options were granted on October 10, 2003 pursuant to the Company's 1996 Stock Option Plan. Twenty-five percent of the shares to the option become exercisable on each anniversary thereof.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the exercise of stock options during the fiscal year ended May 31, 2004 to purchase the Company's Common Stock by the executive officers named in the Summary Compensation Table and with respect to the unexercised stock options at May 31, 2004 to purchase the Company's Common Stock for the executive officers named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND MAY 31, 2004 OPTION VALUE

                                                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                         NUMBER OF                     UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                          SHARES                      OPTIONS AT MAY 31, 2004           AT MAY 31, 2004(2)
                        ACQUIRED ON      VALUE      ----------------------------   ----------------------------
         NAME            EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----------------------  -----------   -----------   -----------   --------------   -----------   --------------
Frank C. Sullivan         23,438      $115,699.30     391,563         200,000       $970,698        $244,500
  President and Chief
  Executive Officer
P. Kelly Tompkins             --               --     107,525          90,000       $211,944        $103,900
  Senior Vice
  President, General
  Counsel and
  Secretary
Ronald A. Rice                --               --      87,500          90,000       $179,644        $103,900
  Senior Vice
  President --
  Administration
Paul G. P. Hoogenboom     33,750      $209,224.88      20,000          76,250       $  6,300        $ 77,363
  Vice President --
  Operations and Chief
  Information Officer
Robert L. Matejka             --               --      30,000          80,000       $113,656        $ 93,919
  Vice President,
  Chief Financial
  Officer and
  Controller

---------------

(1) Represents the difference between the option exercise price and the last sales price of a share of Common Stock on the NYSE on the date of exercise.

(2) Based on the last sales price of the Common Stock of $14.71 on the NYSE on May 28, 2004 (the last trading day of the Company's fiscal year ended May 31, 2004). The ultimate realization of profit on the sale of the Common Stock underlying such options is dependent upon the market price of such shares on the date of sale.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information concerning shares of Common Stock authorized or available for issuance under the Company's equity compensation plans as of May 31, 2004.

                                                                                   NUMBER OF SECURITIES
                                                                 WEIGHTED-         REMAINING AVAILABLE
                                      NUMBER OF SECURITIES   AVERAGE EXERCISE      FOR FUTURE ISSUANCE
                                       TO BE ISSUED UPON         PRICE OF              UNDER EQUITY
                                          EXERCISE OF           OUTSTANDING         COMPENSATION PLANS
                                      OUTSTANDING OPTIONS,   OPTIONS, WARRANTS    (EXCLUDING SECURITIES
PLAN CATEGORY                         WARRANTS AND RIGHTS       AND RIGHTS       REFLECTED IN COLUMN (A))
-------------                         --------------------   -----------------   ------------------------
                                              (A)                   (B)                   (C)(1)
Equity compensation plans approved
  by stockholders                          7,402,923              $13.23                1,906,821
Equity compensation plans not
  approved by stockholders(2)                     --                  --         --..............
                                           ---------              ------                ---------
Total                                      7,402,923              $13.23                1,906,821
                                           =========              ======                =========

---------------

(1) Includes 743,224 shares available for future issuance under the Company's 1997 Restricted Stock Plan and 515,200 shares available for future issuance under the Company's 2002 Performance Accelerated Restricted Stock Plan.

(2) The Company does not maintain equity compensation plans that have not been approved by its stockholders.

EMPLOYMENT AGREEMENTS

     Under an Amended and Restated Employment Agreement, dated as of October 11, 2002, Frank C. Sullivan is employed as the President and Chief Executive Officer of the Company for a term ending on May 31, 2005, which is automatically extended for additional one-year periods unless Mr. Sullivan or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of his Employment Agreement, Frank C. Sullivan is to receive an annual base salary of not less than $720,000 beginning on June 1, 2004. In addition to his base salary, Mr. Sullivan is entitled to such annual incentive compensation or bonuses as the Compensation Committee determines and to participate in other benefit plans provided by the Company. Under the provisions of the Employment Agreement, the Company may terminate his employment for Disability or Cause (as defined). If the Company were to terminate Mr. Sullivan's employment without Cause at any time, if the Company elected not to renew the term of the Employment Agreement, or if Mr. Sullivan resigns for Good Reason (as defined) within two years after a Change in Control (as defined), he would be entitled to receive an amount equal to his incentive compensation for the preceding fiscal year (if not yet paid) plus three times the sum of his annual base salary then in effect and his average annual incentive compensation and continuation, for a period of three years, of health, welfare and other specified benefits. In addition, if the Company terminates Mr. Sullivan's employment without Cause at any time, if the Company elected not to renew the term of the Employment Agreement, or if Mr. Sullivan resigns for Good Reason within two years after a Change in Control, he would also be entitled to the lapse of restrictions on restricted shares granted under the Company's 1997 Restricted Stock Plan and a lump-sum payment equal to the cash value of the benefits he would have received under that plan had he continued to receive annual plan awards for a period of three years. Additionally, if a Change in Control occurs as determined under the Company's PARS Plan, Mr. Sullivan is entitled to the lapse of transfer restrictions imposed on grants of restricted stock to him under that plan. A portion of payments made to Mr. Sullivan as a result of the termination of his employment in connection with a Change in Control of the Company may not be deductible to the Company as an ordinary and necessary business expense and may be subject to a 20% excise tax imposed on Mr. Sullivan under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Employment Agreement provides for an additional payment to Mr. Sullivan equal to the amount of any excise tax imposed on him by Section 4999 of the Internal Revenue Code and any taxes, interest or penalties incurred with respect thereto, which could be substantial. The Employment Agreement also provides for the payment by the Company of up to $500,000 in legal fees incurred by Mr. Sullivan in the event that, following a Change of Control, Mr. Sullivan may be caused to institute or defend legal proceedings to enforce his rights under the Employment Agreement. In addition, the Employment Agreement imposes customary noncompetition, nonsolicitation and confidentiality obligations on Mr. Sullivan.

     Under an Amended and Restated Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, P. Kelly Tompkins is employed as the Senior Vice President, General Counsel and Secretary of the Company for a term ending on May 31, 2005, which is automatically extended for additional one-year periods unless Mr. Tompkins or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Agreement, Mr. Tompkins is to receive an annual base salary of not less than $310,000 beginning on June 1, 2004. In addition to his base salary, Mr. Tompkins is entitled to such annual incentive compensation or bonuses as the Compensation Committee determines and to participate in other benefit plans provided by the Company. Under the provisions of the Employment Agreement, the Company may terminate his employment for Disability or Cause (as defined). If the Company were to terminate Mr. Tompkins' employment without Cause or the Company elected not to renew the term of the Employment Agreement, Mr. Tompkins would be entitled to receive an amount equal to the product of his annual base salary then in effect multiplied by two, plus his incentive compensation for the preceding fiscal year (if not yet paid) and an amount equal to his average annual incentive compensation prorated for the current year, and continuation, for a period of two years, of health, welfare and other specified benefits. Alternatively, if the Company terminates Mr. Tompkins' employment without Cause within two years after a Change in Control (as defined), or if Mr. Tompkins resigns for Good Reason (as defined) during that period, he would be entitled to receive an amount equal to the product of his annual base salary then in effect multiplied by three, plus his incentive compensation for the preceding fiscal year (if not yet paid) and an amount equal to his average annual incentive compensation prorated for the current year, and continuation, for a period of three years, of health, welfare, and other specified benefits. In addition, if his employment is terminated without Cause at any time, if the Company elected not to renew the term of his Employment Agreement, or if he resigns for Good Reason within two years after a Change in Control, Mr. Tompkins would also be entitled to the lapse of restrictions on restricted shares granted under the Company's 1997 Restricted Stock Plan and a lump-sum payment equal to the cash value of the benefits he would have received under that plan had he continued to receive annual plan awards for a period of two years or, if his employment is so terminated within two years after a Change in Control, for a period of three years. Additionally, if a Change in Control occurs as determined under the Company's PARS Plan, Mr. Tompkins is entitled to the lapse of transfer restrictions imposed on grants of restricted stock to him under that plan. A portion of payments made to Mr. Tompkins as a result of the termination of his employment in connection with a Change in Control of the Company may not be deductible to the Company as an ordinary and necessary business expense and may be subject to a 20% excise tax imposed on Mr. Tompkins under Section 4999 of the Internal Revenue Code. The Employment Agreement provides for an additional payment to Mr. Tompkins equal to the amount of any excise tax imposed on him by
Section 4999 of the Internal Revenue Code and any taxes, interest or penalties incurred with respect thereto, which could be substantial. The Employment Agreement also provides for the payment by the Company of up to $500,000 in legal fees incurred by Mr. Tompkins in the event that, following a Change of Control, Mr. Tompkins may be caused to institute or defend legal proceedings to enforce his rights under the Employment Agreement. In addition, the Employment Agreement imposes customary noncompetition, nonsolicitation and confidentiality obligations on Mr. Tompkins.

     Under an Amended and Restated Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, Ronald A. Rice is employed as the Senior Vice President-Administration of the Company for a term ending on May 31, 2005, which is automatically extended for additional one-year periods unless Mr. Rice or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Employment Agreement, Mr. Rice is to receive an annual base salary of not less than $300,000 beginning on June 1, 2004. Mr. Rice's Employment Agreement contains substantially the same provisions that are described above for Mr. Tompkins' Employment Agreement.

     Under an Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, Paul G. Hoogenboom is employed as the Vice President-Operations and Chief Information Officer of the Company for a term ending on May 31, 2005, which is automatically extended for additional one-year periods unless Mr. Hoogenboom or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Employment Agreement, Mr. Hoogenboom is to receive an annual base salary of not less than $258,000 beginning on June 1, 2004. Mr. Hoogenboom's Employment Agreement contains substantially the same provisions that are described above for Mr. Tompkins' Employment Agreement.

     Under an Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, Robert L. Matejka is employed as the Vice President, Chief Financial Officer and Controller of the Company for a term ending on May 31, 2005, which is automatically extended for additional one-year periods unless Mr. Matejka or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Employment Agreement, Mr. Matejka is to receive an annual base salary of not less than $237,000 beginning on June 1, 2004. Mr. Matejka's Employment Agreement contains substantially the same provisions that are described above for Mr. Tompkins' Employment Agreement.

     Pursuant to the terms of a Succession and Post-Retirement Consulting letter agreement entered into in April 2002, between Thomas C. Sullivan and the Company (the "Sullivan Consulting Agreement"), Mr. Sullivan stepped down from his position as the Chief Executive Officer of the Company effective as of October 11, 2002, and retired as an employee of the Company effective as of January 1, 2003. Mr. Sullivan, however, continues to serve as Chairman of the Board and as a member of the Board of Directors. Under the Sullivan Consulting Agreement, Mr. Sullivan is no longer entitled to further payment of his annual bonus, and does not participate in any of the Company's benefit plans, except as provided by law or as governed by the terms of the benefit plans themselves or by the terms of the Sullivan Consulting Agreement. The Sullivan Consulting Agreement provides that effective January 1, 2003 and continuing through May 31, 2005, Mr. Sullivan will serve the Company in a consulting capacity, providing assistance in the area of corporate development, when and as may be requested by the Company. During the 29-month consulting period, Mr. Sullivan is entitled to monthly payments that are equal to his former monthly base salary for his service as a consultant, Chairman of the Board and Board member. In addition, in connection with Mr. Sullivan's retirement, the Compensation Committee previously approved the extension of the terms of certain stock options granted to him in the past. Until Mr. Thomas C. Sullivan's retirement as an employee of the Company on January 1, 2003, the terms of his employment were governed by an Amended and Restated Employment Agreement, dated as of February 1, 2001, pursuant to which he received an annual base salary of not less than $870,000. Thomas C. Sullivan's Employment Agreement also contained other provisions that were similar to those described above for Mr. Frank C. Sullivan's Employment Agreement. The provisions of Thomas C. Sullivan's Employment Agreement relating to severance compensation expired on December 31, 2002.

     Pursuant to the terms of a Succession and Post-Retirement Consulting letter agreement entered into in April 2002, between James A. Karman and the Company (the "Karman Consulting Agreement"), Mr. Karman stepped down from his position as Vice Chairman of the Board effective as of October 11, 2002, and retired as an employee of the Company effective as of January 1, 2003. Mr. Karman, however, continues to serve as a member of the Board of Directors. Under the Karman Consulting Agreement, Mr. Karman is no longer entitled to further payment of his annual bonus, and does not participate in any of the Company's benefit plans, except as provided by law or as governed by the terms of the benefit plans themselves or by the terms of the Karman Consulting Agreement. The Karman Consulting Agreement provided that from January 1, 2003 through May 31, 2004, Mr. Karman would serve the Company in a consulting capacity, providing assistance in the area of investor relations, when and as may be requested by the Company. During the 17-month consulting period, Mr. Karman was entitled to monthly payments that were equal to his former monthly base salary for his service as a consultant and Board member. The Company has no further obligations under the Karman Consulting Agreement. In addition, in connection with Mr. Karman's retirement, the Compensation Committee previously approved the extension of the terms of certain stock options granted to him in the past.

DEFINED BENEFIT PENSION PLAN

     The table below sets forth the normal annual retirement benefits payable upon retirement at age 65 (as of June 1, 2004) under the Company's tax qualified defined benefit retirement plan (the "Retirement Plan") for employees in the compensation ranges specified, under various assumptions with respect to average annual compensation and years of benefit service, assuming that the employee elected to receive his or her pension on a normal life annuity basis:

                          ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
                   (AS OF JUNE 1, 2004) WITH YEARS OF SERVICE INDICATED(1)
AVERAGE ANNUAL    ---------------------------------------------------------
COMPENSATION(2)    5 YEARS    10 YEARS    20 YEARS    30 YEARS    35 YEARS
---------------   ---------   ---------   ---------   ---------   ---------
  $  100,000      $  5,477    $ 10,953    $ 21,906    $ 32,860    $ 34,586
     150,000         8,959      17,917      35,835      53,752      57,086
     200,000        12,441      24,882      49,763      74,645      79,586
     250,000        15,923      31,846      63,692      95,538     102,086
     300,000        19,405      38,810      77,621     116,431     124,586
     350,000        22,887      45,775      91,549     137,324     147,086
     400,000        26,369      52,739     105,478     158,217     169,586
     450,000        29,852      59,703     119,406     179,110     192,086
     500,000        33,334      66,667     133,335     200,002     214,586
     550,000        36,816      73,632     147,263     220,895     237,086
     600,000        40,298      80,596     161,192     241,788     259,586
     650,000        43,780      87,560     175,121     262,681     282,086
     700,000        47,262      94,525     189,049     283,574     304,586
     750,000        50,744     101,489     202,978     304,467     327,086
     800,000        54,227     108,453     216,906     325,360     349,586
     850,000        57,709     115,417     230,835     346,252     372,086
     900,000        61,191     122,382     244,763     367,145     394,586
     950,000        64,673     129,346     258,692     388,038     417,086
   1,000,000        68,155     136,310     272,621     408,931     439,586
   1,050,000        71,637     143,275     286,549     429,824     462,086
   1,100,000        75,119     150,239     300,478     450,717     484,586
   1,150,000        78,602     157,203     314,406     471,610     507,086
   1,200,000        82,084     164,167     328,335     492,502     529,586
   1,250,000        85,566     171,132     342,263     513,395     552,086

---------------

(1) The amounts listed may be reduced in accordance with certain provisions of the Internal Revenue Code of 1986 which limit the maximum amount of compensation that may be taken into account under the Retirement Plan to $205,000 and the maximum annual benefit payable under the Retirement Plan to $165,000. Prior to June 1, 1997, the Company maintained a Benefit Restoration Plan for its executive officers providing for the payment of supplemental retirement benefits because of such Internal Revenue Code limits. See "Benefit Restoration Plan" below. At the October 1997 Annual Meeting, the stockholders approved the adoption of the 1997 Restricted Stock Plan. The Benefit Restoration Plan was frozen as of June 1, 1998 and will be eliminated over time.

(2) Includes base compensation as in effect on June 1, 2003, overtime and commissions paid and bonuses paid or accrued. The compensation covered by the Retirement Plan for the executive officers and former executive officers named in the Summary Compensation Table is the salary and bonus listed in such table.

     With respect to the executive officers and former executive officers listed in the Summary Compensation Table: Mr. Frank C. Sullivan, has 15.3 years of service; Mr. Tompkins, 7.9 years of service, Mr. Ronald A. Rice, 9.4 years of service, Mr. Hoogenboom, 5 years of service and Mr. Matejka, 3.8 years of service.

BENEFIT RESTORATION PLAN

     Effective January 1, 1991, the Company established the Benefit Restoration Plan (the "Benefit Restoration Plan") for the purpose of providing for the payment of supplemental retirement and death benefits to officers of the Company designated by the Board of Directors whose Retirement Plan benefits may be limited under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code. In April 1991, the Board of Directors designated Messrs. Thomas C. Sullivan and James A. Karman as participants in the Benefit Restoration Plan. In July 1993, the Board of Directors also designated Mr. Frank C. Sullivan and certain other officers as participants in the Benefit Restoration Plan. The Benefit Restoration Plan replaced the prior Supplemental Executive Retirement Plan which provided similar supplemental retirement benefits. The Benefit Restoration Plan is an unfunded excess benefit plan which is administered by the Company. The Benefit Restoration Plan provides that any cash payment under the Plan is to be made in an amount equal to the amount by which a participant's benefits otherwise payable under the Company's Retirement Plan are reduced as a result of limitations under ERISA and the Internal Revenue Code. The supplemental retirement benefits are forfeited if the officer terminates employment before attaining five years of vesting service and age 55. Supplemental death benefits are paid to the surviving spouse or designated beneficiary of the officer. The Company is entitled to a federal tax deduction in an amount equal to the cash benefits at the time such cash benefits are paid to a participant.

     The Benefit Restoration Plan was frozen on June 1, 1997. No further supplemental benefits accrued after that date. All prior accruals of supplemental benefits have been replaced by awards of shares of restricted stock under the 1997 Restricted Stock Plan.

RESTRICTED STOCK PLAN

     At the October 1997 Annual Meeting, the stockholders approved the adoption of the 1997 Restricted Stock Plan (the "Restricted Stock Plan"). THE PURPOSE OF THE RESTRICTED STOCK PLAN IS TO REPLACE THE CASH BASED BENEFIT RESTORATION PLAN WITH A STOCK BASED PLAN. SHARES GRANTED UNDER THE RESTRICTED STOCK PLAN (THE "RESTRICTED SHARES") DIRECTLY REDUCE AND REPLACE THE CASH AMOUNT OF SUPPLEMENTAL RETIREMENT RESTORATION BENEFITS AND SUPPLEMENTAL DEATH RESTORATION BENEFITS OWED TO PARTICIPANTS UNDER THE BENEFIT RESTORATION PLAN. All prior accruals of supplemental retirement restoration benefits and death restoration benefits under the Benefit Restoration Plan have been replaced by prior grants of shares under the Restricted Stock Plan. All current grants of shares will be in an amount equivalent to the accruals of supplemental retirement restoration benefits and death restoration benefits required under the Benefit Restoration Plan if it were not frozen. The Restricted Stock Plan is administered by the Compensation Committee of the Board of Directors, which has the exclusive right and sole discretion to authorize the granting of Restricted Shares. Only employees of the Company, including employee Directors who are not members of the Compensation Committee, are eligible to participate in the Restricted Stock Plan. The Company is permitted to take a tax deduction for the value of the Restricted Shares upon the vesting of such shares. The Restricted Stock Plan will expire on May 31, 2007 or such earlier date as may be determined by the Board of Directors. The plan was amended effective in January 2003 to provide that certain participants will now receive cash dividends under the Plan. Previously, all participants were required to defer receipt of such cash dividends into the Company's Deferred Compensation Plan. In October 2003, the Compensation Committee amended the Restricted Stock Plan to provide for the mandatory sale of enough shares of Common Stock on behalf of participants in order to pay federal, state and local income tax obligations of such participants after the date that any shares of Common Stock awarded under the plan vest and become subject to taxation.

     The Restricted Shares are shares of Common Stock of the Company which are forfeitable and nontransferable for a specified period of time. The transfer restrictions remain in place until the earliest of (a) the later of either the employee's termination of employment or the lapse of forfeiture restrictions,
(b) a "change of control" with respect to the Company, as such term is defined in the

Restricted Stock Plan, or (c) the termination of the Restricted Stock Plan. The Restricted Shares are subject to complete forfeiture until the earliest to occur of (a) the later of either the employee's attainment of age 55 or the fifth anniversary of the May 31st immediately preceding the date on which the Restricted Shares were awarded, (b) the retirement of the employee on or after the attainment of age 65, or (c) a "change in control" with respect to the Company, as such is defined in the Restricted Stock Plan. Notwithstanding the above, if the employee's service to the Company is terminated on account of the death or total disability prior to the lapsing of restrictions, such restrictions shall lapse.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors administers the cash salary, bonus, and other incentive compensation and stock option programs for the executive officers of the Company pursuant to (i) the Amended and Restated By-Laws of the Company, which were adopted by the Board of Directors on October 11, 2002, and (ii) a Compensation Committee Charter, which was amended and restated in April 2004 in light of the requirements of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange corporate governance rules. The Compensation Committee Charter, as amended and restated, provides for the Compensation Committee to oversee the Company's compensation programs and, in consultation with the Chief Executive Officer, develop and recommend to the Board an appropriate compensation and benefits philosophy and strategy for the Company. The Compensation Committee Charter also provides the Compensation Committee with the responsibility (i) to determine and approve the compensation of the Chief Executive Officer based on the Compensation Committee's evaluation of the Chief Executive Officer's performance, (ii) to review and approve compensation programs covering executive officers of the Company, (iii) to administer and approve awards under the Company's incentive compensation plans and equity-based plans, and make recommendations to the Board with respect to the establishment and administration of new plans or the material revision or termination of existing plans, (iv) to review and recommend to the Board of Directors the amount of reasonable compensation and payment of expenses and other benefits to be paid to members of the Board of Directors for their attendance at each meeting of the Board or a Committee of the Board, (v) to review management succession planning and management development for senior management, (vi) to review and approve the Compensation Committee Report to be included in the Company's Proxy Statement for the Annual Stockholders Meeting,
(vii) to oversee, in consultation with senior management, regulatory compliance with respect to compensation matters and (viii) to undertake additional activities within the scope of the Committee's primary functions as it or the Board may deem appropriate. The Compensation Committee presently consists of three independent Directors who are appointed to the Committee by and report to the entire Board of Directors. Each member of the Compensation Committee qualifies as a "non-employee director" within the definition of Rule 16b-3 under the Securities Exchange Act of 1934, as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, and as an "independent" director under the rules of the New York Stock Exchange. The Compensation Committee charter is available on the Company's website at www.rpminc.com.

     The Compensation Committee determines the annual cash salary, bonus, stock and option awards and other incentives to be awarded to Frank C. Sullivan, President and Chief Executive Officer, based on an annual evaluation of his performance. The Committee does not utilize pre-established, specific performance goals in making cash salary compensation decisions. In determining Chief Executive Officer cash salary and bonus, the Committee considers many factors including the results of the Board's Chief Executive Officer evaluation. In connection with the Chief Executive Officer evaluation process, the Committee distributes a Chief Executive Officer evaluation form to the entire Board of Directors for the purpose of soliciting feedback on the Chief Executive Officer's performance in a number of key areas including leadership, strategic planning, achievement of performance objectives, Board and external relations, integrity, succession planning, important contributions within the past year and overall performance. In connection with its evaluation of the performance of the Chief Executive Officer, the Compensation Committee also reviews and considers a number of additional factors, including (i) Company sales, pre-tax earnings, net income, earnings per share and other financial measures such as cash flow, and accomplishing the Company's business plan, (ii) performance of the Company's Common Stock in the open market, (iii) cash dividends paid to stockholders, (iv) return on Stockholders' equity, and (v) acquisitions, corporate financings, and other general corporate objectives which were achieved during the fiscal year. In determining the equity incentive compensation component of Chief Executive Officer compensation, the Committee considers, in addition to the above factors:
(i) the value of similar incentive awards to chief executive officers at peer group and other companies and (ii) awards given to the Chief Executive Officer in past years.

     The Compensation Committee also reviews and approves compensation programs covering executive officers. Upon the recommendation of the Chief Executive Officer, the Committee reviews and recommends to the Board of Directors for its approval individual compensation awards for executive officers, other than the Chief Executive Officer. In determining the cash salary, bonus and equity incentive compensation component of executive officer compensation, the Committee reviews and approves a mix of performance measures similar to those factors listed above with respect to Chief Executive Officer compensation, with a significant amount of emphasis placed on the compensation recommendations of the Chief Executive Officer. Any increases in cash salaries for Frank C. Sullivan and the other executive officers are made retroactive to June 1 of each fiscal year. Once awarded, an increase in salary cannot be reduced without the officer's consent.

INCENTIVE COMPENSATION PLAN

     In 1995, the Company retained a professional compensation consulting firm to review the Company's executive compensation programs in light of Section 162(m) of the Internal Revenue Code which disallows a tax deduction for certain compensation paid in excess of $1,000,000 to certain key executives. The regulations under Section 162(m), however, except from this $1,000,000 limit various forms of compensation, including "performance-based" compensation. The consulting firm eventually recommended to the Compensation Committee a performance-based Incentive Compensation Plan (the "Incentive Plan") which would satisfy the requirements of Section 162(m). The Incentive Plan was approved by the Committee and the Board of Directors in July 1995 and was approved by the Company's stockholders at the October 1995 Annual Meeting. As discussed below, the stockholders are being asked at this Annual Meeting of Stockholders to vote to approve and adopt Amendment No. 2 to the Incentive Plan.

     The Incentive Plan provides for the granting of annual cash bonus awards to those employees of the Company who in any respective fiscal year are the Chief Executive Officer and the other four most highly compensated officers of the Company (the "Covered Employees").

     The Incentive Plan is designed to promote the interests of the Company and its stockholders by: attracting and retaining officers who are key employees of the Company; motivating such officers by reason of performance-related incentives to achieve the Company's performance goals; enabling such officers to participate in the growth and financial success of the Company; and, by qualifying the bonus awards as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, assuring that the Company will continue to be able to deduct cash bonuses paid to the Covered Employees. The Incentive Plan is intended to be utilized as the primary annual cash bonus program for the Company's Covered Employees.

     The Incentive Plan calls for providing an aggregate bonus award pool of 1.3% of the Company's Income Before Income Taxes ("pre-tax income") in each applicable fiscal year for the Covered Employees. Within the first three months of each fiscal year the Compensation Committee, which administers the Incentive Plan, is required to determine in writing the maximum portion of such aggregate bonus award pool that each Covered Employee may receive in respect of such fiscal year. At the end of each fiscal year, the Compensation Committee calculates the aggregate bonus award pool based on the Company's audited pre-tax income and each individual's bonus award payout amount. In July 2004, the Board of Directors, upon the recommendation of the Compensation Committee, approved Amendment No. 2 to the Incentive Plan ("Amendment No. 2"), subject to the approval of the stockholders at this Annual Meeting, for the purpose of increasing the aggregate bonus award pool from 1.3% to 1.5% of the Company's pre-tax income. The Committee believes that increasing the maximum bonus award pool is necessary to provide the Company with the flexibility to make bonus awards, on a tax deductible basis, that are competitive with those given by the Company's peers, thereby allowing the Company to attract and retain officers who are key employees of the Company. For further information regarding Amendment No. 2, see "Proposal Three -- Adoption of Amendment No. 2 to the RPM International Inc. Incentive Compensation Plan."

     The Compensation Committee may reduce or eliminate a Covered Employee's bonus award, at the Compensation Committee's sole discretion, based solely on individual performance. The total of all bonus award payments made under the Incentive Plan in any given fiscal year shall not exceed 1.3% of the Company's pre-tax income, or 1.5% of the Company's pre-tax income, if the stockholders vote to approve and adopt Amendment No. 2 at this Annual Meeting of Stockholders. Furthermore, the total of all payments to any one individual Covered Employee under the Incentive Plan in any fiscal year shall not exceed $1,500,000. Payments under the Incentive Plan, pursuant to the terms herein described, are intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code as "performance- based" compensation and therefore be fully tax deductible to the Company.

     In August 2003, the Compensation Committee determined on a percentage basis the portion of the aggregate bonus award pool to be awarded to each Covered Employee in respect of the Company's performance for the fiscal year ending May 31, 2004 as follows: Frank C. Sullivan, 40%; P. Kelly Tompkins, 15%; Ronald A. Rice, 15%; Paul G. P. Hoogenboom, 15%; and Robert L. Matejka, 15%. The Compensation Committee will follow the same procedure in 2004 as in 2003.

     For the fiscal year ended May 31, 2004, the Company's reported pre-tax income was $217.6 million, providing a bonus pool under the Incentive Plan for the five highest paid executive officers of approximately $2,828,000. Upon the recommendation of Frank C. Sullivan, the Compensation Committee awarded bonuses totaling $1,280,000 to the five highest paid executive officers. The bonuses paid to each of these Covered Employees for fiscal year 2004 was significantly below the bonus amounts which were authorized to be paid pursuant to the bonus pool formula.

THE 1996 EMPLOYEES STOCK OPTION PLAN

     The Company's 1996 Key Employees Stock Option Plan for its executive officers and other key employees is intended to provide long-term equity incentive to the officers and employees and, in the long-term, relates to stockholder value. Options to executive officers are awarded by the Committee based primarily upon the recommendation of Frank C. Sullivan, and the various presidents of the Company's operating subsidiaries submit recommendations with respect to option grants to subsidiary employees. Options are granted at the last sales price on the date of grant, have a term of ten years, and generally vest at the rate of 25% per year after one year.

     On October 10, 2003, the Compensation Committee granted options totaling 1,279,000 shares to executive officers and other key employees of the Company and its subsidiaries. As of May 31, 2004, 648,397 shares were available for future grant under the 1996 Key Employees Stock Option Plan.

RESTRICTED STOCK PLAN

     The Compensation Committee administers the 1997 Restricted Stock Plan (the "Restricted Stock Plan") and has the exclusive right and sole discretion to authorize the granting of shares pursuant to the Restricted Stock Plan. In fiscal 2004, the Compensation Committee granted a total of 49,472 shares pursuant to the Restricted Stock Plan. The Restricted Stock Plan, which is described in greater detail in "Executive Compensation -- Restricted Stock Plan," was adopted for the purpose of replacing the cash based Benefit Restoration Plan with a stock based plan. Shares granted under the Restricted Stock Plan directly reduce and replace the cash amount of supplemental retirement restoration benefits and supplemental death restoration benefits owed to participants under the Benefit Restoration Plan. In October 2003, the Compensation Committee amended the Restricted Stock Plan to provide for the mandatory sale of enough shares of Common Stock on behalf of participants in order to pay federal, state and local income tax obligations of such participants after the date that any shares of Common Stock awarded under the plan vest and become subject to taxation.

DEFERRED COMPENSATION PLAN

     The Company's revised and updated Deferred Compensation Plan, adopted in 2002, supersedes the deferred compensation plan that was adopted by the Company in February 1994. Under this plan, selected management employees, certain highly compensated employees and Directors are eligible to defer a portion of their salary, bonus, incentive plan amounts, Director fees and grants of restricted stock until a future date. The plan also provides that if a participant elects to defer compensation that she or he would otherwise have contributed to the Company's 401(k) Plan, the participant's account will be credited with an amount equal to the matching contribution the Company otherwise would have made to the 401(k) Plan for the participant, reduced by the amount of any matching contribution the Company makes to the 401(k) Plan on behalf of the participant. Amounts credited to a participant's account under the predecessor deferred compensation plan were credited to the participant's account under the new plan. A participant's account will be credited with investment gains or losses as if the amounts credited to the account were invested in selected investment funds. Any compensation deferred under the plan is not included in the $1,000,000 limit provided for under Section 162(m) of the Internal Revenue Code until the year in which the compensation actually is paid. In addition, to the extent that any compensation paid to a participant would not be deductible by the Company by reason of the Section 162(m) limitation, the Company may defer payment of any or all of a distribution under the plan and such deferred amount will be distributed to the participant at the earliest date on which the deductibility of the compensation will not be limited by Section 162(m). In October 2003, the Compensation Committee amended the Deferred Compensation Plan to provide for the mandatory sale of enough shares of Common Stock in a participant's restricted stock account in order to pay federal, state and local income tax obligations of such participant prior to distribution from a participant's Restricted Stock Account. In July 2004, the Board of Directors, upon the recommendation of the Compensation Committee, amended the Deferred Compensation Plan, subject to the approval of the Omnibus Plan by the stockholders at this Annual Meeting of Stockholders, to provide for the crediting of certain interests cancelled and surrendered under the Omnibus Plan and to create accounts and administrative procedures for the implementation of such credits.

PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN

     The 2002 Performance Accelerated Restricted Stock Plan was adopted by the Company in 2002. The purpose of the plan is to provide an added incentive to key officers to improve the long-term performance of the Company. The plan is administered by the Compensation Committee. Officers of the Company and its subsidiaries are eligible to participate in the plan. Restrictions on the shares granted under the Performance Accelerated Restricted Stock Plan lapse if all performance goals are attained during any fiscal year beginning prior to June 1, 2011 and, alternatively, restrictions on shares will lapse on May 31, 2012 for any participant who has been continually employed with the Company or a subsidiary from June 1, 2002 to May 31, 2012. The performance goals for the Company in any fiscal year beginning prior to June 1, 2011 will be the financial or other goals determined by the Compensation Committee and set forth in a restricted stock agreement entered into in connection with the plan. No grants under the Performance Accelerated Restricted Stock Plan were made during the fiscal year ended May 31, 2004.

     The Performance Accelerated Restricted Stock Plan was amended by the Compensation Committee effective in January 2003 to provide that certain participants will now receive cash dividends under the plan. Previously, all participants were required to defer receipt of such cash dividends into the Company's Deferred Compensation Plan. In October 2003, the Compensation Committee amended the Performance Accelerated Restricted Stock Plan to provide for the mandatory sale of enough shares of Common Stock on behalf of participants in order to pay federal, state and local income tax obligations of such participants after the date that any shares of Common Stock awarded under the plan become subject to taxation. The Performance Accelerated Restricted Stock Plan is not considered a performance-based compensation plan satisfying the requirements of Section 162(m) of the Internal Revenue Code and, therefore, payments made by the Company under the plan may not be entirely tax deductible.

2003 RESTRICTED STOCK PLAN FOR DIRECTORS

     In July 2003, at the recommendation of the Compensation Committee, the Board of Directors approved the RPM International Inc. 2003 Restricted Stock Plan for Directors (the "2003 Plan"). In October 2003, the stockholders approved the 2003 Plan at the Annual Meeting of Stockholders. The purpose of the 2003 Plan is to bring total compensation of the Directors to a competitive level and enhance the ability of the Company to recruit and retain Directors, as well as to align interests of Directors with the interests of stockholders. The 2003 Plan is administered by the Compensation Committee of the Board. Directors who are not employees of the Company are eligible to participate in the 2003 Plan. Restrictions on shares granted under the 2003 Plan will lapse, among other reasons, upon death or disability, on the last day of the month of the third anniversary of the date of grant, upon normal retirement, and upon a Change in Control (as defined in the 2003 Plan). In 2003, awards totaling 21,600 shares of Common Stock were made under the 2003 Plan. These initial grants were made to all non-employee Directors (with the exception of Mr. Thomas C. Sullivan and Mr. James A. Karman) in an amount roughly equivalent to the value of the Board's current annual cash retainer of $32,000. It is anticipated that similar awards will be made on an annual basis. The 2003 Plan will terminate at such time as determined by the Board of Directors. Payments made by the Company under the 2003 Plan are tax deductible. The 2003 plan provides for the mandatory sale, upon the lapse of restrictions, of enough shares of Common Stock on behalf of participants in order to pay federal, state and local income tax obligations of such participants. In July 2004, upon the early retirement of Director E. Bradley Jones, the Board of Directors accelerated the vesting of the prior award of 2,400 shares made to Mr. Jones under the 2003 Plan.

DIRECTOR CASH COMPENSATION

     In July 2003, the Compensation Committee approved the cash compensation for outside Directors described below following a review of the conclusions and recommendations of the Company's professional compensation consulting firm. The consultant found that, while the Company was competitively positioned at the peer group median with respect to cash compensation, it was in the bottom 10th percentile of its peer group with respect to total compensation paid to outside Directors. The Company's lack of stock compensation to its outside Directors resulted in a Board compensation package that was not competitive. Consequently, in connection with the adoption of the 2003 Plan, the Compensation Committee also slightly increased Director cash compensation in order to provide a total Board compensation package which is competitive with the Company's peer group.

     Effective for the 2004 fiscal year, Directors who are not employees of the Company receive a quarterly fee of $8,000. The cash fee for attendance at Board and Committee meetings is $1,000 per meeting. In addition, the Chair of each of the Compensation and Governance and Nominating Committees receives a base quarterly fee of $1,500, and the Audit Committee Chair receives a quarterly fee of $3,000.

FRANK C. SULLIVAN EMPLOYMENT AGREEMENT

     In October 2002, the Compensation Committee approved the Amended and Restated Employment Agreement of Frank C. Sullivan. Under this Employment Agreement, Frank C. Sullivan is employed as the President and Chief Executive Officer of the Company for a term ending on May 31, 2005, which is automatically extended for additional one-year periods, unless Mr. Sullivan or the Company gives the other party notice of nonrenewal two months in advance of the annual renew date. See, "Proposal One -- Election of Directors -- Employment Agreements."

2004 OMNIBUS EQUITY AND INCENTIVE PLAN

     In 2003, the Company retained a professional compensation consulting firm to review the Company's long-term stock-based compensation plans for management and other key employees of the Company in light of (i) the trend of public companies granting restricted stock instead of stock options and (ii) possible changes in the accounting treatment for stock options and other forms of stock compensation which have been the subject of Financial Accounting Standards Board and other regulatory and legislative activity. The consulting firm concluded that the Company's existing long-term stock-based compensation plans are inadequate to provide compensation that is competitive with the long-term stock-based compensation provided by the Company's peer group. Furthermore, as of May 31, 2004, only 648,397 shares remained available for stock option grants under the 1996 Stock Option Plan. Based on these factors, the Compensation Committee requested the consulting firm to submit a proposal outlining a form of plan that would provide for maximum flexibility in the type and mix of awards. As a result of analysis of these issues, including significant input from the consultants, in July 2004, at the recommendation of the Compensation Committee, the Board of Directors adopted the 2004 Omnibus and Incentive Plan (the "Omnibus Plan"), which is being submitted for stockholder approval at this Annual Meeting.

     The Omnibus Plan, which will be administered by the Compensation Committee, is intended to be the primary stock-based award program for those employees of the Company, its subsidiaries and certain allied enterprises, whom the Compensation Committee determines from time to time are eligible for awards. The Omnibus Plan will provide the Company with flexibility to grant a wider variety of stock and stock-based awards, as well as dollar-denominated performance-based awards, than are currently available under the Company's existing equity compensation plans. Any dollar-denominated performance awards granted under the Omnibus Plan would be intended to complement and not replace cash bonus awards made under the Incentive Compensation Plan. The Omnibus Plan will also allow the Committee the flexibility to provide a mix of awards determined by taking into account such factors as the type and level of employee, relevant business and performance goals and the prevailing tax and accounting treatments. The goal of the Omnibus Plan is to make the most appropriate award depending upon these and other factors and to promote the interests of the Company and its stockholders by attracting, retaining, motivating and rewarding employees who render services that benefit the Company, its subsidiaries and allied business enterprises and aligning the interests of these employees with the Company's stockholders. The Omnibus Plan is described in greater detail in the section titled, "Proposal
Two -- Approval and Adoption of the RPM International Inc. 2004 Omnibus Equity and Incentive Plan."

                                          Edward B. Brandon, Chairman
                                          Albert B. Ratner
                                          Dr. Jerry Sue Thornton

                               PERFORMANCE GRAPHS

     Set forth below are line graphs comparing the yearly cumulative total stockholders' return on the Company's Common Stock against the yearly cumulative total return of the S&P Composite -- 500 Stock Index and an index of certain companies selected by the Company as comparative to the Company (the "Peer Group Index"). The companies selected to form the peer group index are: Detrex Corporation, Ferro Corporation, H. B. Fuller Company, Imperial Chemical Industries PLC, NL Industries, Inc., PPG Industries Inc., Rohm and Haas Company, The Sherwin-Williams Company and Valspar Corporation.

     The graphs assume that the value of the investment in the Company's Common Stock, the S&P Composite -- 500 Stock Index and the respective peer group index was $100 on May 31, 1999 and May 31, 1994, respectively, and that all dividends, if any, were reinvested.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
              AMONG RPM INTERNATIONAL INC., THE S&P 500 INDEX AND
                                  A PEER GROUP

                              [PERFORMANCE GRAPH]

                                                                CUMULATIVE TOTAL RETURN
                                                  ---------------------------------------------------
                                                   5/99     5/00     5/01     5/02     5/03     5/04
                                                  ------   ------   ------   ------   ------   ------
RPM INTERNATIONAL INC...........................  100.00    73.26    65.30   129.77   106.41   130.58
S&P 500.........................................  100.00   110.48    98.82    85.14    78.27    92.62
PEER GROUP......................................  100.00    82.56    83.60    93.62    77.32   100.38

* $100 INVESTED ON 05/31/99 IN STOCK OR INDEX --
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING MAY 31.

                COMPARISON OF TEN-YEAR CUMULATIVE TOTAL RETURN*
              AMONG RPM INTERNATIONAL INC., THE S&P 500 INDEX AND
                                  A PEER GROUP

                              [PERFORMANCE GRAPH]

                                                            CUMULATIVE TOTAL RETURN
                        ------------------------------------------------------------------------------------------------
                         5/94     5/95     5/96     5/97     5/98     5/99     5/00     5/01     5/02     5/03     5/04
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
RPM INTERNATIONAL
  INC.................  100.00   114.03   122.47   144.39   165.94   139.71   102.35    91.23   181.30   148.67   182.43
S&P 500...............  100.00   120.19   154.37   199.77   261.07   315.97   349.08   312.23   269.00   247.31   292.64
PEER GROUP............  100.00   110.68   128.87   153.59   200.18   167.41   138.21   139.95   156.73   129.45   168.04

* $100 INVESTED ON 05/31/94 IN STOCK OR INDEX --
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING MAY 31.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and Directors and persons who own 10% or more of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Officers, Directors and 10% or greater stockholders are required by Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers and Directors complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended May 31, 2004, except for (i) the inadvertent late filing of a Form 4 by Dr. Jerry Sue Thornton to report the acquisition of stock equivalent units resulting from the deferral of her Director's fees under the Deferred Compensation Plan, which acquisition has since been reported, and (ii) the late filing related to the inadvertent omission by Joseph P. Viviano to report an open market sale on March 11, 2004 which was subsequently reported on Form 5.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditor. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement. Among other responsibilities specified in the charter, the Audit Committee has the sole authority to appoint, retain and where appropriate, terminate, the Company's independent auditor. The Audit Committee is also directly responsible for, among other things, the evaluation, compensation and oversight of the work of the Company's independent auditor for the purpose of preparing or issuing an audit report or related work. In addition, the Audit Committee must pre-approve all audit and permitted non-audit services performed by the Company's independent auditor. It is not the duty of the Audit Committee to plan or conduct audits or determine that the Company's financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

     In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2004 Annual Report on Form 10-K with the Company's management and the independent auditor.

     The Audit Committee discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditor the auditor's independence from the Company and its management, including the matters in the written disclosures required by Independence Standard Board No. 1, Independence Discussions with Audit Committees, which the Company has received.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2004, for filing with the Securities and Exchange Commission.

     The Audit Committee has determined that the rendering of the non-audit services by Ciulla, Smith & Dale, LLP is compatible with maintaining the auditor's independence.

     Submitted by the Audit Committee of the Board of Directors as of July 22, 2004.

                                          Donald K. Miller, Chairman
                                          E. Bradley Jones*
                                          Max D. Amstutz

* Mr. Jones retired from the Board of Directors effective as of the adjournment of the meeting of the Board of Directors held July 22, 2004. The Board filled the vacancy created by Mr. Jones' retirement by appointing William B. Summers, Jr. to the Board of Directors and as a member of the Audit Committee.

                                   AUDIT FEES

     During the fiscal years ended May 31, 2004 and 2003, Ciulla, Smith & Dale, LLP provided various audit services and non-audit services to the Company. Set forth below are the aggregate fees billed for these services for the last two fiscal years:

                                                                     MAY 31,
                                                             -----------------------
                                                                2004         2003
                                                             ----------   ----------
Audit Fees.................................................  $1,521,000   $1,558,000
Audit Related Fees.........................................      83,000      167,000
Tax Services...............................................     490,000      423,000
All Other Fees.............................................          --           --
                                                             ----------   ----------
  Total Fees...............................................  $2,094,000   $2,148,000
                                                             ==========   ==========

     Audit Fees: The aggregate fees billed for professional services rendered for the audit of the Company's financial statements for the fiscal years ended May 31, 2004 and 2003 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal years ended May 31, 2004 and 2003 were $1,521,000 and $1,558,000, respectively.

     Audit Related Fees: The aggregate fees billed by Ciulla, Smith & Dale, LLP for services rendered to the Company for 401(k) and pension plan audits and due diligence related to acquisitions for the fiscal years ended May 31, 2004 and 2003 were $83,000 and $167,000, respectively.

     Tax Fees: The aggregate fees relating to tax preparation and planning for the 2004 and 2003 fiscal years were $490,000 and $423,000, respectively.

     All Other Fees: No other fees were paid to Ciulla, Smith & Dale, LLP in either fiscal year except for insignificant fees paid by the Company in connection with the preparation of personal tax returns of certain of the Company's officers.

                                  PROPOSAL TWO

              APPROVAL AND ADOPTION OF THE RPM INTERNATIONAL INC.
                     2004 OMNIBUS EQUITY AND INCENTIVE PLAN

     The description of the RPM International Inc. 2004 Omnibus Equity and Incentive Plan (the "Omnibus Plan") in this Proxy Statement is qualified in its entirety by reference to the Omnibus Plan. The Omnibus Plan is attached as Appendix B.

BACKGROUND AND SUMMARY

Q:   WHAT AM I VOTING ON?

A:   A proposal to approve and adopt the Omnibus Plan.

Q: WHAT IS THE OMNIBUS PLAN AND HOW DOES IT RELATE TO THE COMPANY'S EXISTING COMPENSATION PLANS?

A: The Omnibus Plan is intended to be the primary stock-based award program for covered employees. The Omnibus Plan will provide the Company with the flexibility to grant a wider variety of stock and stock-based awards, as well as dollar-denominated performance-based awards, than are currently available under the Company's existing compensation plans.

     If the stockholders vote to approve and adopt the Omnibus Plan, the Company's existing equity compensation plans will remain in effect and shares available for future issuance under such plans may be awarded from time to time. Nonetheless, over the long-term, the Omnibus Plan will be the primary source of a variety of stock and stock-based awards for covered employees. (See, "What Impact Will the Omnibus Plan Have on the Company's Dilution or Overhang from Equity Compensation Plans?" below for more information regarding shares available for grant.)

     Similarly, the Incentive Compensation Plan will remain in effect if the stockholders vote to approve and adopt the Omnibus Plan. Any dollar-denominated performance awards granted under the Omnibus Plan would be intended to complement and not replace cash bonus awards made to the Chief Executive Officer and the other four most highly compensated officers of the Company under the Incentive Compensation Plan. (See, "Proposal
     Three -- Approval and Adoption of Amendment No. 2 to the RPM International Inc. Incentive Compensation Plan" for more information regarding the Incentive Compensation Plan.)

Q: HAS THE OMNIBUS PLAN BEEN APPROVED AND ADOPTED BY THE COMPANY'S BOARD OF DIRECTORS?

A: Yes, but subject to stockholder approval. The Omnibus Plan was approved by the Compensation Committee of the Board of Directors (the "Compensation Committee") in June 2004 and further approved and adopted by the Board of Directors in July 2004, subject to stockholder approval. Under Securities and Exchange Commission and NYSE rules, the Company is required to submit the Omnibus Plan to a vote of the stockholders.

Q:   WHY DID THE BOARD OF DIRECTORS APPROVE THE OMNIBUS PLAN?

A: The Board of Directors believes that stock-based and performance-based awards should be an important component of the Company's compensation programs. The Omnibus Plan will give the Compensation Committee, which will administer the Omnibus Plan, the flexibility to grant a wider variety of either stock-based or performance-based awards than are currently available under the Company's existing equity compensation plans. Furthermore, as of May 31, 2004 only 648,397 shares were available for stock option grants under the 1996 Stock Option Plan. Therefore, the Board and the Compensation Committee approved the Omnibus Plan in order to provide access to a sufficient pool, and broad variety, of stock-based or performance-based awards with the mix of awards determined taking into account such factors as the type and level of employee, relevant business and performance goals and the prevailing tax and accounting treatments. The goal of the Omnibus Plan is to make the most appropriate award depending upon these various factors and to promote the interests of the Company and its stockholders by attracting, retaining, motivating and rewarding employees who render services that benefit the Company, its subsidiaries and allied business enterprises and aligning the interests of these employees with the Company's stockholders. An allied business enterprise is a business in which the Company or its subsidiaries have an ownership interest.

     The Omnibus Plan will also allow the Compensation Committee to react appropriately to possible changes in the accounting treatment for stock options and other forms of stock compensation which have been the subject of a great deal of Financial Accounting Standards Board and other regulatory and legislative activity. Among the possible changes are the expensing of stock options for financial accounting purposes and fixed accounting for fully performance-based equity awards. The Omnibus Plan will enhance the ability of the Compensation Committee to fashion awards that will provide appropriate compensation within the anticipated requirements.

Q: WHAT CRITERIA MAY THE COMPENSATION COMMITTEE USE TO SPECIFY PERFORMANCE GOALS FOR AWARDS MADE UNDER THE OMNIBUS PLAN?

A: The Compensation Committee may use performance objectives based on one or more measures. Specific performance goals may be based on earnings, earnings per share, capital adjusted pre-tax earnings (economic profit), net income, operating income, performance profit (operating income minus an allocated charge approximating the Company's cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders' equity, cash flow or other measures substantially similar to those listed above. The Compensation Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, with the measurement based on the achievement of targeted results on specified consolidated Company, consolidated group, business unit or divisional levels.

Q: WHAT IMPACT WILL THE OMNIBUS PLAN HAVE ON THE COMPANY'S EQUITY COMPENSATION PLAN RUN RATE?

A: Run rate, a means of measuring annual stock dilution, shows how rapidly a company is deploying its shares reserved for issuance under its equity compensation plans. Run rate is calculated as the number of shares of Common Stock subject to awards granted in a given year divided by the number of shares of Common Stock outstanding. The higher the run rate, the greater the dilution of stock. In the last three fiscal years, the Company's average annual run rate has been 1.17%, which the Company estimates is significantly below its peer group median. If the stockholders approve and adopt the Omnibus Plan, the Company estimates its future run rates will be similar to or less than the current rate.

Q: WHAT IMPACT WILL THE OMNIBUS PLAN HAVE ON THE COMPANY'S DILUTION OR OVERHANG FROM EQUITY COMPENSATION PLANS?

A: Overhang is an analysis of potential dilution to stockholders from the equity being transferred to employees via equity incentive plans. Overhang is calculated by dividing (a) the number of shares of Common Stock issued and options granted but unexercised under the Company's equity compensation plans plus the number of shares of Common Stock available for future grant under the Company's equity compensation plans by (b) the number of shares described in clause (a) above plus the total number of shares of Common Stock outstanding. As of August 13, 2004, the Company's overhang was approximately 8.25%, which the Company estimates is significantly below its peer group median.

     Based on the Company's equity plans in effect and outstanding awards as of August 13, 2004, if the stockholders approve the Omnibus Plan, the total number of shares of Common Stock available for future issuance under all continuing equity compensation plans would be:

                                                                                       SHARES
                                                            OUTSTANDING UNEXERCISED   AVAILABLE
   PLAN                                                         OPTIONS/SHARES        FOR GRANT
   ----                                                     -----------------------   ---------
   RPM International Inc. 1989 Stock Option Plan                     636,843                 --
   RPM International Inc. Omnibus Equity and Incentive
     Plan                                                                 --          6,000,000*
   RPM International Inc.'s 1996 Stock Option Plan                 6,690,305            648,397
   RPM International Inc.'s Performance Accelerated
     Restricted Stock Plan                                           484,800            515,200
   RPM International Inc.'s 1997 Restricted Stock Plan               274,188            703,731
   RPM International Inc.'s Restricted Stock Plan for
     Directors                                                        19,200            478,400
                                                                   ---------          ---------
     TOTAL                                                         8,105,336          8,345,728
                                                                   =========          =========

     --------------------

     * Three million of the shares available for grant under the Omnibus Plan may be subject to "full-value" awards. "Full-value" awards are restricted stock, restricted stock unit, performance stock and performance stock unit awards.

     Consequently, if the stockholders approve and adopt the Omnibus Plan, the Company estimates its overhang will be approximately 12.40% as calculated below, which the Company estimates is significantly below its peer group:

   Shares Outstanding on August 13, 2004                          116,234,899
   Outstanding Unexercised Options/Shares and Shares Available
     for Grant                                                     16,451,064
   Overhang from Equity Compensation Plans                              12.40%

     Additional information on the total number of shares of Common Stock available under the Company's existing equity compensation plans and subject to outstanding options and rights is presented elsewhere in this proxy statement.

     On August 13, 2004, the closing price of the Common Stock on the NYSE was $15.30 per share.

Q:   DOES THE OMNIBUS PLAN PROVIDE FOR THE REPRICING OF OPTIONS?

A: The Company has never repriced options or granted options at less than fair market value. The Omnibus Plan does not provide for repricing whether directly, by lowering the exercise price of an outstanding option, or indirectly, by canceling an outstanding option and granting a replacement option at a lower exercise price.

Q: WHAT AWARDS WILL THE COMPENSATION COMMITTEE MAKE PURSUANT TO THE OMNIBUS PLAN IN FISCAL 2005?

A: Subject to stockholder approval and adoption of the Omnibus Plan, the Compensation Committee currently intends to make awards during fiscal 2005 comprised of a mix of restricted stock, stock options and SARs. The Board of Directors generally reviews the equity awards to be received by executive officers and other employees at the Board meeting held on the date of the Annual Meeting of Stockholders. The Board currently anticipates following this procedure with respect to awards to be made under the Omnibus Plan for fiscal 2005. Consequently, the future benefits or specific amounts that would be received by executive officers and other employees under the Omnibus Plan have not yet been determined. It is anticipated that the total number of shares of Common Stock covered by these fiscal 2005 awards will be similar to the number of shares covered by awards granted in fiscal 2004 pursuant to the Company's existing equity compensation plans. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the Omnibus Plan had been in effect cannot be determined.

Q:   WHAT VOTE IS REQUIRED TO APPROVE AND ADOPT THE OMNIBUS PLAN?

A: The affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote on the proposal to approve and adopt the Omnibus Plan and either present in person or by proxy, is required for the approval and adoption of the Omnibus Plan. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

Q:   CAN THE OMNIBUS PLAN BE AMENDED? IF SO, IS STOCKHOLDER APPROVAL REQUIRED?

A: The Board of Directors has discretionary authority to amend the Omnibus Plan. However, an amendment cannot materially and adversely affect the rights of grantees without their written consent. The Company's stockholders must approve any amendment to increase the maximum aggregate number of shares of Common Stock that may be issued under the Omnibus Plan. Also, the Company's stockholders must approve any amendment meeting the definition of a "material revision" under the NYSE rules.

Q:   WHERE CAN I FIND THE TEXT OF THE OMNIBUS PLAN?

A:   A copy of the Omnibus Plan is attached hereto as Appendix B.

ADMINISTRATION, ELIGIBILITY AND PARTICIPATION

Q:   WHO WILL ADMINISTER THE OMNIBUS PLAN?

A: The Omnibus Plan will be administered by the Compensation Committee on the basis of a plan year ending on May 31. The Board of Directors has discretion and authority to assume the administration of the Omnibus Plan. Each member of the Compensation Committee is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Compensation Committee's authority under the Omnibus Plan includes, but is not limited to, the authority to: (i) select the employees to whom awards are granted; (ii) determine the type and timing of awards;
     (iii) determine the number of shares of Common Stock and/or cash covered by each award and all other terms and conditions of awards not inconsistent with the terms of the Omnibus Plan; (iv) determine if, when and how amounts payable with respect to an award may be deferred; (v) determine whether terms, conditions and objectives have been met or should be modified or waived (however, this does not permit modification or waiver of terms that are not within the Compensation Committee's discretion to modify or waive under the Omnibus Plan); (vi) establish rules, regulations, guidelines, administrative forms and practices for the operation of the Omnibus Plan;
     (vii) correct any defect, supply any omission and reconcile any inconsistency in or between the Omnibus Plan, a plan agreement and related documents; and (viii) interpret the provisions of, and otherwise supervise the administration of, the Omnibus Plan. The Company's Director of Human Resources & Administration will supervise routine plan administration.

Q:   WHO IS ELIGIBLE TO PARTICIPATE IN THE OMNIBUS PLAN?

A: The Compensation Committee will, from time to time and in its sole and exclusive discretion, determine those employees of the Company, its subsidiaries and allied business enterprises who are eligible for awards. It is anticipated that approximately 200 employees will be currently eligible to receive awards under the Omnibus Plan.

Q:   HOW LONG MAY AWARDS BE MADE UNDER THE OMNIBUS PLAN?

A: Subject to stockholder approval, the Omnibus Plan will be effective on October 8, 2004. Subject to stockholder approval and the Board of Directors' discretion to terminate the Omnibus Plan at an earlier date, awards may be made through October 7, 2014.

SHARE AND AWARD LIMITATIONS

Q:   WHAT IS THE SOURCE OF THE COMMON STOCK AWARDABLE UNDER THE OMNIBUS PLAN?

A: The Company will award authorized and unissued or treasury shares of Common Stock under the Omnibus Plan.

Q:   HOW MANY SHARES OF COMMON STOCK MAY BE ISSUED UNDER THE OMNIBUS PLAN?

A: Six million shares of Common Stock of the Company may be subject to awards under the Omnibus Plan. This limitation relates solely to Common Stock issuable under the Omnibus Plan.

Q:   HOW MANY SHARES OF COMMON STOCK MAY BE SUBJECT TO "FULL-VALUE" AWARDS?

A: Three million shares of Common Stock of the Company may be subject to "full-value" awards under the Omnibus Plan. "Full-value" awards are restricted stock, restricted stock unit, performance stock and performance stock unit awards. This limitation relates solely to Common Stock issuable under the Omnibus Plan.

Q:   ARE THERE LIMITS ON GRANTS TO INDIVIDUAL PARTICIPANTS?

A: Yes. The Board of Directors believes that annual participant limitations on specific types of awards are appropriate. The maximum number of shares of Common Stock subject to option or stock appreciation rights awards that may be granted to any participant during any plan year is 225,000. The maximum number of shares of Common Stock subject to any awards (whether payable in cash or stock) other than appreciation-only options, stock appreciation rights and dollar-denominated awards that may be granted to any participant during any plan year is 175,000. Appreciation-only options and stock appreciation rights have an exercise price which is at least the fair market value of the shares of Common Stock subject to the award on the date of grant. Finally, the maximum dollar-denominated award (whether payable in cash or stock) that may be granted to any participant during any plan year is $2.5 million. Dollar-denominated awards provide for payment of an amount not determined by reference to the fair market value of shares of Common Stock. Each of the limitations in this Section apply solely to awards under this Omnibus Plan.

Q: ARE SHARES WHICH ARE NO LONGER ISSUABLE PURSUANT TO AWARDS CHARGED AGAINST THE OMNIBUS PLAN'S SHARE AND AWARD LIMITATIONS?

A: Yes. If Common Stock is not issued because an award is terminated, expired, forfeited, canceled or settled in cash, the Common Stock will be charged against the Omnibus Plan's share and award limitations.

TYPES OF AWARDS -- IN GENERAL

Q:   WHAT TYPES OF AWARDS MAY BE GRANTED UNDER THE OMNIBUS PLAN?

A: The Omnibus Plan provides for several types of cash and stock-based awards. These are Incentive Awards, Stock Options and Stock Appreciation Rights. Awards may be linked to other awards (e.g., stock appreciation rights linked to options). Awards are contingent upon participants' execution of award agreements prescribed by the Compensation Committee.

TYPES OF AWARDS -- INCENTIVE AWARDS

Q:   WHAT TYPES OF INCENTIVE AWARDS MAY BE GRANTED UNDER THE OMNIBUS PLAN?

A: Performance Stock, Performance Unit, Restricted Stock, Restricted Stock Unit, Dividend Equivalent and other types of incentive awards including, but not limited to, awards denominated in cash and payable in cash (collectively "Incentive Awards").

Q:   WHAT IS PERFORMANCE STOCK?

A: Performance Stock is a right to receive a specified number of shares of Common Stock and/or an amount determined by reference to the fair market value of a specified number of shares of Common Stock in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Compensation Committee may determine. At the time of grant of a Performance Stock award, the Compensation Committee must specify the performance objectives which, depending on the extent to which they are met, will determine the value of the distribution to the participant. The Compensation Committee will also specify the time period or periods during which the performance objectives must be met (the "Performance Period"). The Compensation Committee may use performance objectives based on one or more of the following measures: completion of a specified period of employment with the Company, a subsidiary or an allied business enterprise (in combination with another measure), achievement of financial or operational goals or the occurrence of a specified circumstance or event. Specific performance goals may be based on earnings, earnings per share, capital adjusted pre-tax earnings (economic profit), net income, operating income, performance profit (operating income minus an allocated charge approximating the Company's cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders' equity, cash flow and other measures substantially similar to those listed above. These same business criteria can be used to specify performance goals for restricted stock, restricted stock units and other awards under the Omnibus Plan. The Compensation Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, with the measurement based on the achievement of targeted results on specified consolidated Company, consolidated group, business unit or divisional levels.

Q:   WHAT ARE PERFORMANCE UNITS?

A: Performance Units are rights to receive a specified amount (not determined by reference to the fair market value of a specified number of shares of Common Stock) or shares of Common Stock with a fair market value equal to such amount at a future date or dates if specified performance goals and any other terms and conditions specified in the applicable award agreement are satisfied.

Q:   WHAT IS THE DIFFERENCE BETWEEN PERFORMANCE STOCK AND PERFORMANCE UNITS?

A: The value of Performance Stock awards is directly related to the value of shares of Common Stock, which will fluctuate over the life of the awards. The value of Performance Units is established at the time of grant and is not directly related to the value of shares of Common Stock.

Q:   WHAT IS RESTRICTED STOCK?

A: Restricted Stock is an award of shares of Common Stock that are currently issued to a participant subject to forfeiture, transfer or other restrictions that will cease to apply at a future date or dates when specified performance goals have been attained and other terms and conditions specified in the applicable award agreement are satisfied. All grants of Restricted Stock under the Omnibus Plan will be performance based and restrictions will not lapse solely as the result of the passage of time. The Compensation Committee may provide that restrictions lapse upon death or disability. Restricted Stock may be issued to a participant for no consideration or for a purchase price which may be below the underlying shares' full market value.

Q:   WHAT ARE RESTRICTED STOCK UNITS?

A: Restricted Stock Units are shares of Common Stock that will be issued to a participant in the future when specified performance goals have been attained and other terms and conditions specified in the applicable award agreement are satisfied. The Compensation Committee may provide that Restricted Stock Unit awards vest upon death or disability.

Q:   WHAT IS THE DIFFERENCE BETWEEN RESTRICTED STOCK AND RESTRICTED STOCK UNITS?

A: Unlike Restricted Stock, Restricted Stock Units do not endow the participant-holder with the rights of a stockholder prior to lapse of the restrictions. Thus, recipients of Restricted Stock awards have stockholder rights while recipients of Restricted Stock Unit awards do not.

Q:   WHAT ARE DIVIDEND EQUIVALENTS?

A: Dividend Equivalents are rights to be paid an amount equal to the dividends paid on a specified number of shares of Common Stock. Dividend Equivalents may be based on the number of shares of Common Stock subject to another award under the Omnibus Plan.

Q: WHAT FORM OF PAYMENT IS THE COMPANY REQUIRED TO MAKE WITH RESPECT TO INCENTIVE AWARDS?

A: Upon achievement of performance goals and satisfaction of other terms and conditions specified in the applicable award agreement, distributions may be made in cash, shares of Common Stock or a combination of the two, as the Compensation Committee may determine.

TYPES OF AWARDS -- STOCK OPTIONS

Q:   WHAT TYPES OF STOCK OPTIONS MAY BE AWARDED?

A: Incentive stock options ("ISOs") and nonqualified stock options ("NQSOs"). ISOs are intended to meet the requirements for favorable tax treatment under Section 422 of the Code. NQSOs do not meet those requirements.

Q:   DO ANY SPECIAL RESTRICTIONS APPLY TO INCENTIVE STOCK OPTIONS?

A: Yes. An ISO may only be granted to employees (including officers and directors who are also employees) of the Company or a "subsidiary corporation" as defined in the Code. No ISO may be exercisable on or after the 10th anniversary of the date of grant nor may any ISO be granted on or after the tenth anniversary of the effective date of the Omnibus Plan (which is expected to be October 8, 2014). The exercise price of an ISO cannot be less than the fair market value of the underlying stock on the date of grant, which generally means the last closing price of the stock as reported on the NYSE on the date of grant. If an ISO is granted to a participant who owns, at the time of grant, in excess of 10% of the total outstanding shares of Common Stock of the Company, the exercise price of the ISO must be at least 110% of the fair market value of the underlying stock on the date of grant and the term of the ISO cannot be longer than five years from the date of grant. The total fair market value of shares subject to ISOs which are exercisable for the first time by any participant in any given calendar year (under any plan of the Company and related companies) cannot exceed $100,000 (valued as of the date of grant). No ISO may be exercisable more than three months following termination of employment for any reason other than death or disability, nor more than one year with respect to disability terminations, or such option will no longer qualify as an ISO and will therefore be treated as an NQSO. ISOs are also non-transferable in accordance with the provisions of the Code.

Q:   HOW IS THE EXERCISE PRICE OF STOCK OPTIONS DETERMINED?

A: For ISOs and NQSOs, the exercise price will not be less than the fair market value of a share of Common Stock on the date the option is granted multiplied by the number of shares subject to the option. The exercise price of ISOs granted to individuals with at least a 10% voting interest in the Company or related companies will be 110% of such exercise price.

Q:   WHEN ARE STOCK OPTIONS EXERCISABLE?

A: Stock options are exercisable at such time or times provided in the applicable award agreement but, in any event, before their expiration or termination. A performance-based stock option may provide that it will become exercisable, if at all, only upon achievement of one or more performance goals.

Q:   HOW IS AN OPTION EXERCISED?

A: An option is exercised by providing the Company's Director of Human Resources & Administration with (1) a complete, signed, and written notice of exercise on a form prescribed by the Compensation Committee; and (2) full payment of the exercise price in a form authorized in the applicable award agreement. During the optionee's lifetime, the optionee or his or her guardian or legal representative may exercise an option. After the optionee's death, only the optionee's beneficiary may exercise an option. The option exercise price may be paid in cash, cash equivalents, by electronic funds transfer or, if the applicable award agreement provides, by tendering or having withheld shares of Common Stock that have a fair market value equal to the option exercise price or through a broker-handled same-day sale transaction.

Q:   WHEN DOES AN OPTION TERMINATE?

A: The Omnibus Plan provides that options shall not have a term of more than ten years (five years for ISOs granted to individuals with at least a 10% voting interest in the Company or related companies). The Compensation Committee may impose a shorter term under the applicable award agreement.

TYPES OF AWARDS -- STOCK APPRECIATION RIGHTS

Q:   WHAT IS A STOCK APPRECIATION RIGHT?

A: A Stock Appreciation Right ("SAR") may be linked to a stock option (a "Linked SAR") or may be free-standing (a "Free-Standing SAR"). Upon exercise, the holder of a SAR is entitled to the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the exercise price multiplied by the number of SARs exercised.

     For a Linked SAR granted as an alternative to the related stock option, the exercise price is the price at which a share may be purchased under the stock option. For a Linked SAR granted in addition to the related stock option and for Free-Standing SARs, the exercise price is the fair market value of a share of Common Stock on the date of grant unless the Compensation Committee specified a higher exercise price when the SARs were granted.

     If a Linked SAR is exercised in whole or in part, the right under the related option to purchase shares of Common Stock with respect to which the SAR has been exercised will terminate to the same extent. If a stock option is exercised, any SAR related to the shares purchased upon exercise of the stock option will terminate.

Q:   WHAT FORM OF PAYMENT IS REQUIRED WHEN A STOCK APPRECIATION RIGHT IS
     EXERCISED?

A: Upon exercise, interests in Stock Appreciation Rights may be distributed in cash, shares of Common Stock or a combination of the two, as the Compensation Committee may determine.

PARTICIPANT RIGHTS

Q:   DO PARTICIPANTS HAVE STOCKHOLDER RIGHTS?

A: Recipients of Restricted Stock or Performance Stock awards will ordinarily have stockholder rights, including dividend and voting rights. Recipients of Restricted Stock Unit awards, Performance Unit awards, SARs and options ordinarily will not have stockholder rights unless and until shares of Common Stock are distributed pursuant to those awards.

Q:   MAY PARTICIPANTS TRANSFER THEIR OMNIBUS PLAN INTERESTS?

A: Generally, no. All awards are non-transferable and may be exercised only by the grantee and may not be transferred other than by will, by the laws of descent and distribution, by beneficiary designation or, under limited circumstances, to the RPM International Inc. Deferred Compensation Plan. Non-transferable awards are exercisable during a participant's lifetime only by the participant or, as permitted by applicable law, the participant's guardian or other legal representative. Other than pursuant to a permitted transfer, no award may be assigned, pledged, hypothecated or otherwise alienated or encumbered (whether by operation of law or otherwise) and any attempts to do so will be null and void.

Q:   WHAT HAPPENS TO AWARDS UPON TERMINATION OF EMPLOYMENT?

A: Generally, awards are forfeited upon a participant's termination of employment. However, the Compensation Committee has discretion to provide otherwise that: (1) awards become non-forfeitable, fully-earned and payable; and (2) stock options and SARs become exercisable, on the date of termination of employment or as a result of a specific event of termination of employment such as retirement, death or disability. With respect to a Performance Stock or Performance Unit award, the Compensation Committee has discretion to provide that the award is forfeited only in part. If a recipient of a Performance Stock or Performance Unit award dies or becomes disabled during the performance period, the Compensation Committee has discretion to provide that the award was earned in whole or in part. However, if the award was intended to be performance-based compensation within the meaning of Section 162(m) of the Code, additional restrictions apply.

IMPACT OF MAJOR CORPORATE EVENTS

Q:   WHAT HAPPENS IF THERE IS A CHANGE IN THE COMPANY'S CAPITAL STRUCTURE?

A: The Omnibus Plan provides that the Compensation Committee will make appropriate adjustments in the number of shares of Common Stock subject to the Omnibus Plan (and other share limitations described above) and to grants previously made in the event of any stock split or combination, recapitalization, reorganization or stock dividend or similar occurrence. If, in connection with a corporate merger or acquisition, the Company either assumes stock options or stock incentive obligations of another company or grants stock options or stock incentives in substitution for those of another company, the Common Stock subject to those awards will not be charged against the share limitations described above. If shares of Common Stock under an award are not issued prior to the expiration, termination, cancellation or forfeiture of the award, those shares will be charged against the share limitations described above and shall not be granted under the Omnibus Plan again.

Q:   WHAT HAPPENS IF THERE IS A CHANGE IN CONTROL OF THE COMPANY?

A: Except as otherwise provided in an award agreement, upon a "change in control" (as defined in the Omnibus Plan): (i) all awards automatically become fully exercisable, vested, earned and payable; and (ii) then-outstanding options and stock appreciation rights remain exercisable for the full balance of their term.

FEDERAL TAXATION

Q: WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF AWARDS FOR THE COMPANY AND PARTICIPANTS?

A: The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to participants and the Company should generally be as set forth in the following summary. This summary only addresses income tax consequences for participants and the Company. Also, certain participants have discretion to transfer or defer payment of interests under the Omnibus Plan to the RPM International Inc.

     Deferred Compensation Plan, which may defer the imposition of the income tax consequences discussed below.

     Tax withholding requirements may be satisfied on a mandatory or elective basis, as determined by the Compensation Committee. With respect to cash distributions, the Company will withhold up to the minimum required federal, state and local withholding taxes, including payroll taxes. With respect to stock distributions, the Company will sell the fewest number of shares necessary for the proceeds to equal the participants' projected federal, state and local income tax liability arising from the distributions.

     There are no Federal income tax consequences to a participant or the Company upon the grant of stock options and SARs. When an NQSO or SAR is exercised, the participant realizes taxable compensation (ordinary income) at that time equal to, for an NQSO, the difference between the aggregate option exercise price and the fair market value of the stock on the date of exercise and, for an SAR, the aggregate amount of cash and fair market value of any shares received upon exercise. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. Upon the exercise of an NQSO or SAR, the Omnibus Plan requires the participant to pay to the Company any amount necessary to satisfy applicable Federal, state or local tax withholding requirements. The participant's tax treatment upon a disposition of shares acquired through the exercise of a NQSO is dependent upon the length of time the shares have been held. Upon the exercise of an ISO, a participant recognizes no immediate taxable income, except that the excess of the fair market value of the shares acquired over the option exercise price will constitute a tax preference item for the purpose of computing the participant's alternative minimum tax liability. Income recognition is deferred until the shares acquired are disposed of. The gain realized upon the participant's disposition of shares acquired under an ISO will be treated as long-term capital gain if the minimum holding period is met (two years from the date of grant and one year from the date of exercise), but otherwise will be treated as ordinary income in an amount determined under the applicable tax rules. There is no tax deduction for the Company when an ISO is exercised and the participant is eligible for capital gain tax treatment. If the minimum holding period is not met for capital gain tax treatment, the participant will realize ordinary income and the Company will be entitled to a deduction as described above for NQSOs.

     Generally, no taxes are due upon a grant of Restricted Stock, Restricted Stock Units, Performance Stock or Performance Units. An award of Restricted Stock or Performance Stock becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (i.e., becomes vested or transferable). Income tax is paid at ordinary income rates on the value of the Restricted Stock or Performance Stock when the restrictions lapse, and then at capital gain rates with respect to any further gain (or loss) when the shares are sold. In the case of Restricted Stock Units and Performance Units, the participant has taxable ordinary income upon receipt of payment. In all cases, the Company has a tax deduction when the participant recognizes ordinary income subject to other applicable limitations and restrictions. The taxation of Restricted Stock and Performance Stock may be accelerated by an "83(b) election" under Section 83 of the Code, if permitted by the applicable agreement. At the present time, it is the Company's practice not to allow 83(b) elections and it is currently anticipated that the applicable grant documents will preclude grantees from making a 83(b) election.

     The Omnibus Plan is designed to permit compliance with Section 162(m) of the Code relating to the deductibility of performance-based compensation. It is intended that stock options and awards under the Omnibus Plan with a performance component generally will satisfy the requirements for performance-based compensation under Section 162(m) while providing the Compensation Committee the authority to grant non-performance-based awards where it deems appropriate. Section 162(m) generally places a $1,000,000 limit on the tax deduction allowable for compensation paid (or accrued for tax purposes) with respect to each of the Chief Executive Officer and the four other highest-paid executives during a tax year unless the compensation meets certain requirements. To qualify for favorable tax treatment, grants must be made by a committee consisting solely of two or more "outside directors" (as defined under Code Section 162 regulations) and satisfy the limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for grants other than options to qualify, the granting, issuance, vesting or retention of the grant must be contingent upon satisfying one or more performance criteria, as established and certified by a committee consisting solely of two or more "outside directors."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE RPM INTERNATIONAL INC. 2004 OMNIBUS EQUITY AND INCENTIVE PLAN.

                                 PROPOSAL THREE

     APPROVAL AND ADOPTION OF AMENDMENT NO. 2 TO THE RPM INTERNATIONAL INC.
                          INCENTIVE COMPENSATION PLAN

Q:   WHAT AM I VOTING ON?

A: A proposal to approve and adopt Amendment No. 2 to the RPM International Inc. Incentive Compensation Plan (the "Incentive Plan") to provide for an increase in the maximum aggregate bonus award pool available to participants from 1.3% to 1.5% of the Company's pre-tax income.

Q:   WHAT IS THE INCENTIVE PLAN?

A: The Incentive Plan was adopted by the Compensation Committee in August 1995 and approved by the stockholders in October 1995. The Incentive Plan provides for the granting of annual cash bonus awards to those employees who in any respective fiscal year are the Chief Executive Officer and the other four most highly compensated officers of the Company (the "Covered Employees"). The Incentive Plan was designed to promote the interests of the Company and its stockholders by attracting and retaining officers who are key employees of the Company; motivating such officers by reason of performance-related incentives to achieve the Company's performance goals; enabling such officers to participate in the growth and financial success of the Company; and, by qualifying the bonus awards as "performance-based" compensation under Section 162(m) of the Code, assuring that the Company will continue to be able to deduct cash bonuses paid to the Covered Employees. The Incentive Plan is intended to be utilized as the primary annual cash bonus program for the Covered Employees. The Incentive Plan allows the Company to deduct aggregate cash bonuses paid to the Covered Employees up to the amount of the maximum aggregate bonus award pool. Currently, the Incentive Plan provides for a maximum aggregate bonus award pool of 1.3% of pre-tax income and defines "pre-tax income" as income before income taxes as shown on the Company's certified financial statements.

Q:   WHY SHOULD THE STOCKHOLDERS APPROVE AND ADOPT AMENDMENT NO. 2?

A: The Board considers approval and adoption of Amendment No. 2 necessary to achieve the purposes of the Incentive Plan. Specifically, the Board believes (i) increasing the maximum aggregate bonus award pool is necessary to attract and retain officers who are key employees of the Company; and
     (ii) preserving the maximum tax deduction for the Company equal to the annual cash bonus awards paid to the Covered Employees is in the best interest of the Company and its stockholders. In most years, the Company has paid bonuses to Covered Employees in amounts that have in total been significantly below the maximum aggregate bonus award pool. Nevertheless, the Board believes that increasing the maximum aggregate bonus award pool from 1.3% to 1.5% of the Company's pre-tax income is necessary to give the Board the flexibility to make bonus awards, on a tax deductible basis, that are competitive with those given by the Company's peers thereby allowing the Company to attract and retain officers who are key employees of the Company.

Q: HOW WILL AMENDMENT NO. 2 PRESERVE FOR THE COMPANY THE MAXIMUM TAX DEDUCTION OF ANNUAL CASH BONUS AWARDS PAID TO THE COVERED EMPLOYEES?

A: Section 162(m) of the Code allows the Company to deduct cash bonuses paid to the Covered Employees pursuant to the Incentive Plan. Amendment No. 2 will increase the maximum aggregate bonus award pool from 1.3% to 1.5% of the Company's pre-tax income. Thus, if the stockholders vote to approve and adopt Amendment No. 2, the Company will be entitled to deduct aggregate cash bonuses paid to the Covered Employees up to an amount equal to 1.5% of the Company's pre-tax income.

Q:   HOW IS THE INCENTIVE PLAN ADMINISTERED?

A: Within the first ninety days of each fiscal year, the Compensation Committee is required to determine in writing the portion of the aggregate bonus award pool that each Covered Employee may receive in respect of such fiscal year. At the end of each fiscal year, the Compensation Committee calculates the aggregate bonus award pool based on the Company's audited pre-tax income and each individual Covered Employee's bonus award payout amount. In its discretion, the Compensation Committee may reduce or eliminate a Covered Employee's bonus award.

Q: WHAT WILL HAPPEN IF THE STOCKHOLDERS DO NOT VOTE TO ADOPT AND APPROVE AMENDMENT NO. 2?

A: If the stockholders do not vote to adopt and approve Amendment No. 2 and the Company achieves its performance goals, the Board of Directors may grant cash bonus awards to Covered Employees from a bonus pool of up to 1.5% of the Company's pre-tax income. However, the Company will not be entitled to deduct such payments pursuant to Section 162(m) of the Code to the extent the payments exceed in the aggregate 1.3% of the Company's pre-tax income. As a result, the Company will pay more taxes, but there will be no impact on Covered Employees.

Q:   WHAT VOTE IS REQUIRED TO APPROVE AND ADOPT AMENDMENT NO. 2?

A: The affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote on the proposal to approve and adopt Amendment No. 2 and either present in person or by proxy, is required for the approval and adoption of Amendment No. 2. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

Q:   WHERE CAN I FIND THE TEXT OF AMENDMENT NO. 2?

A:   A copy of Amendment No. 2 is attached hereto as Appendix C.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF AMENDMENT NO. 2 TO THE RPM INTERNATIONAL INC. INCENTIVE COMPENSATION PLAN.

                              INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors of the Company has selected the firm of Ciulla, Smith & Dale, LLP, independent registered public accounting firm, to examine and audit the financial statements of the Company and its subsidiaries for the fiscal year ending May 31, 2005. This firm has served as independent auditors for the Company since 1964. A representative of Ciulla, Smith & Dale, LLP will be present at the Annual Meeting and will have an opportunity to make a statement should he so desire. The representative also will be available to respond to appropriate questions from stockholders.

                 STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Any stockholder proposal intended to be presented at the 2005 Annual Meeting of stockholders must be received by the Company's Secretary at its principal executive offices not later than May 2, 2005 for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the stockholder submitting the proposal and the number of shares of Common Stock owned. If the proponent is not a stockholder of record, proof of beneficial ownership also should be submitted. All proposals must be a proper subject for action and comply with the Proxy Rules of the Securities and Exchange Commission.

     The Company may use its discretion in voting Proxies with respect to stockholder proposals not included in the Proxy Statement for the Fiscal Year ended May 31, 2005, unless the Company receives notice of such proposals prior to July 16, 2005.

                                 OTHER MATTERS

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for the Annual Report on Form 10-K should be directed to:

                                          P. Kelly Tompkins, Secretary
                                          RPM International Inc.
                                          P.O. Box 777
                                          Medina, Ohio 44258

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

     By Order of the Board of Directors.

                                          P. Kelly Tompkins
                                          Secretary

August 30, 2004

                                                                      APPENDIX A

                             RPM INTERNATIONAL INC.

                            AUDIT COMMITTEE CHARTER
                     (AMENDED AND RESTATED APRIL 23, 2004)

MISSION AND PURPOSE

     The Audit Committee ("Audit Committee" or "Committee") of RPM International Inc. (the "Company) is appointed by the Board of Directors of the Company. The members of the Committee serve at the pleasure of the Board. The primary function of the Audit Committee is to (i) assist the Board of Directors in fulfilling its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditor; and (ii) prepare the report of the Audit Committee required to be included in the Company's proxy statement for the Annual Meeting of Stockholders.

MEMBERSHIP

  GENERAL.

     The Committee shall consist of no less than three directors, including a Chair, as determined by the Board. Committee members shall be appointed by the Board of Directors each year at the October Board meeting and at other times when necessary to fill vacancies. Each committee member shall serve for a period of one year or until such time as a member's successor has been duly named and qualified. The duties and responsibilities of the members of the Audit Committee are in addition to those as members of the Board of Directors.

  INDEPENDENCE AND QUALIFICATIONS.

     Each member of the Committee shall meet the independence requirements as set forth by the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission, as such requirements may be amended from time to time. Each member of the Audit Committee shall be financially literate, as determined by the Board of Directors, in its business judgment. Additionally, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment, sufficient to meet the criteria of an "Audit Committee Financial Expert" as defined by the Securities and Exchange Commission. If a Committee member simultaneously serves on the audit committee of more than three public companies (including the Company), the Board of Directors must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee. The Company will be required to disclose any such determination in its annual proxy statement.

RESPONSIBILITIES AND DUTIES

     The Audit Committee shall perform the following responsibilities and duties:

  GENERAL RESPONSIBILITIES:

     - The sole authority to appoint, retain and, where appropriate, terminate, the Company's independent auditor. The Audit Committee shall also be directly responsible for the evaluation, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     - Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor.

     - The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

     - Authority to retain independent counsel, accountants or other advisors, as it determines necessary to carry out its duties and conduct or authorize investigations into any matters within its scope of responsibilities. The Company shall provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to the independent auditor engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, the compensation of any independent advisors employed by the Audit Committee and the Committee's ordinary administrative expenses that are necessary and appropriate to carry out its duties.

     - Meet periodically with internal auditors, the independent auditor, and management in separate executive sessions to discuss matters that should be discussed privately with the Committee.

     - Prepare the report of the Audit Committee in accordance with regulations of the Securities and Exchange Commission, to be set forth in the proxy statement for the Company's Annual Meeting of Stockholders.

     - Ensure that the Charter is included as an appendix to the Company's proxy statement at least once every three years.

  RESPONSIBILITIES WITH RESPECT TO THE INDEPENDENT AUDITOR AND MANAGEMENT:

     - Review, discuss and evaluate the following with management and the independent auditor, at least annually:

        (a) Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies;

        (b) Any analysis prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative Generally Accepted Accounting Principle ("GAAP") methods on the financial statements; and

        (c) The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

     - Establish and review clear hiring policies and guidelines for employees or former employees of its independent auditor, which include the restrictions set forth in Section 206 of the Sarbanes-Oxley Act of 2002.

     - Review annually a report by the independent auditor describing: (a) the firm's internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board of Directors.

     - Inquire as to the independence of the independent public auditor. As part of this responsibility, the Committee will ensure that the independent auditor submits on an annual basis to the Committee a formal written statement delineating all relationships with and professional services rendered to the Company as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for recommending that the Board of Directors take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

     - In connection with Committee's evaluation of the auditor's qualifications, performance and independence, the Committee is also to review and evaluate the lead partner of the audit engagement team and further to establish policies and procedures to ensure the rotation, if applicable, of the audit partners on the audit engagement team, in accordance with Securities and Exchange Commission rules or other applicable laws or regulations.

     - Review the nature and scope of the planned arrangements and scope of the annual audit, and the results of the audit findings (including the audit report) with the independent auditor, including those matters required to be discussed by Statement on Accounting Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties encountered in the scope of the audit work and management's response, including (a) any restrictions on the scope of activities or access to requested information, (b) any significant disagreements with management and (c) significant issues discussed with the national office of the independent auditor.

     - Discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  RESPONSIBILITIES WITH RESPECT TO THE INTERNAL AUDITOR:

     - The Audit Committee will review the nature and scope of the Company's internal audit program and the results of internal audits, including the adequacy of the Company's internal accounting policies and internal controls and any significant findings and recommendations reported by the internal auditors (together with management's response).

     - Review with the independent auditor and management, including the internal auditors (as appropriate), the responsibilities, structure, staffing and budget of the Company's internal audit function, as well as the activities, organizational structure, and qualifications of the internal auditors. The Committee is to review the appointment or replacement of the senior internal auditing executive.

  RESPONSIBILITIES RELATED TO FINANCIAL STATEMENT AND DISCLOSURE MATTERS:

     - Discuss with management and the independent auditor the Company's annual financial statements and related notes, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the financial statements should be included in the Company's Annual Report on Form 10-K.

     - Discuss with management and the independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the results of the independent auditor's review of the quarterly financial statements, before the filing of the Company's Quarterly Report on Form 10-Q.

     - Review disclosures regarding internal controls and other matters made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q. In this regard, the Audit Committee should specifically review and discuss, prior to public dissemination, management's annual report on internal control over financial reporting required pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission rules.

     - Review and discuss with management the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies (including the use of "proforma" or "adjusted" "non-GAAP financial information" contained in any such release or guidance). Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made). The Chair of the Audit Committee may represent the entire Audit Committee for these purposes.

     - Review and discuss reports from the independent auditor on:

        (a) All critical accounting policies and practices used;

        (b) All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

        (c) Other material written communications between the independent auditor and management including, but not limited to, any management letter, or schedule of unadjusted differences.

  RESPONSIBILITIES RELATED TO COMPLIANCE OVERSIGHT:

     - Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

     - Obtain from the independent auditor assurance that, if the independent auditor detects or becomes aware of any illegal act, the Audit Committee is adequately informed, and that a report has been provided to the Audit Committee if the independent auditor has reached specific conclusions with respect to such illegal acts.

     - Advise the Board with respect to the Company's compliance with applicable laws and regulations. In this regard, discuss with management, including the General Counsel, legal compliance matters as well as other legal matters, that may have a material impact on the Company's financial statements. The Committee is also to receive from management any reports submitted by counsel to the Company of evidence of a material violation of securities laws or breaches of fiduciary duties or similar violations.

     - Discuss with management, including the General Counsel, and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     - Conduct or authorize such additional reviews, assessments or investigations as may be delegated to it by the Board of Directors, or on its own motion, as the Committee may deem necessary or appropriate to perform any of the foregoing functions.

LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ADMINISTRATION

  MEETINGS.

     The Committee will meet at least quarterly, and more frequently if circumstances warrant. A majority shall constitute a quorum of the Committee for purposes of each meeting. All Committee actions shall be taken by a majority vote of the quorum of members present in person or by telephone at the meeting.

     The Committee members will have sole discretion in determining the meeting attendees which may include, but not necessarily be limited to, other Board members, members of senior management, the independent accountants or internal auditors and the agenda for its meeting. These parties may be invited to participate in meetings of the Committee, but may be excused from participation in discussions of any matter under consideration at the discretion of the Committee.

     The Committee will keep minutes of its meetings and promptly and regularly report on all Committee business and affairs to the Board. All members of the Board of Directors will receive a copy of the Audit Committee minutes following each such meeting.

  PERFORMANCE EVALUATION OF COMMITTEE.

     The Committee will annually evaluate its performance in connection with the process established for Board and committee evaluations set forth in the Company's Corporate Governance Guidelines. In this regard, the Committee will annually review this Charter and assess whether it is meeting its responsibilities under the Charter. The Committee will recommend such changes to this Charter as it deems appropriate to the Board for approval.

BOARD OF DIRECTORS APPROVAL

     This Charter was approved and adopted by the Board of Directors on April 23, 2004.

                                                                      APPENDIX B

                             RPM INTERNATIONAL INC.

                     2004 OMNIBUS EQUITY AND INCENTIVE PLAN

1.  PURPOSES.

     The purposes of this Plan are: (a) to provide competitive incentives that will enable the Company to attract, retain, motivate and reward employees who render services that benefit the Company, Subsidiaries or Allied Enterprises, and (b) to align the interests of such employees with the interests of the Company's stockholders generally.

2.  ELIGIBILITY.

     Individuals who are common law employees of RPM International Inc., a Subsidiary or an Allied Enterprise may become eligible for Awards under this Plan.

3.  DEFINITIONS.

     Capitalized terms in this Plan shall have the following meanings, unless specifically provided otherwise in a plan agreement:

          (a) Allied Enterprise. "Allied Enterprise" means a business enterprise, other than the Company or a Subsidiary, in which the Company or a Subsidiary has an equity interest.

          (b) Appreciation-Only Award. "Appreciation-Only Award" means: (i) Options and Stock Appreciation Rights with an exercise price equal to at least one hundred percent (100%) of Fair Market Value on the date of grant, and (ii) Linked Stock Appreciation Rights that are granted as an alternative to a related Option, with an exercise price equal to at least one hundred percent (100%) of Fair Market Value on the date on which the Option was granted.

          (c) Award.  "Award" means an award in one of the forms described in
     Section 4(a) and subject to the terms and conditions of this Plan and the relevant plan agreement.

          (d) Beneficiary. "Beneficiary" means a person or entity designated in writing by a Participant on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom such Participant's rights under the Plan shall pass in the event of the death of such Participant. If the person or entity so designated is not living or in existence at the time of the death of the Participant, or if no such person or entity has been so designated, the "Beneficiary" shall mean the person or persons in the first of the following classes in which there are any survivors of the Participant: (i) his or her spouse at the time of death,
     (ii) his or her issue per stirpes, (iii) his or her parents, and (iv) the executor or administrator of his or her estate.

          (e) Board of Directors. "Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time. "Director" means a member of the Board of Directors of the Company.

          (f) Change in Control. "Change in Control" means the occurrence of any of the following events:

             (i) The Company is merged or consolidated or reorganized into or with another corporation or other legal person or entity, and as a result of such merger, consolidation or reorganization, less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") immediately prior to such transaction;

             (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person or entity, and less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

             (iii) There is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under SEC Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing fifteen percent (15%) or more of the total votes relating to the then-outstanding securities entitled to vote generally in the election of directors (the "Voting Power");

             (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

             (v) During any period of two (2) consecutive years, individuals who, at the beginning of any such period constitute the Directors, cease, for any reason, to constitute at least a majority thereof, unless the nomination for election by the Company's stockholders of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then in office who were Directors at the beginning of any such period; or

             (vi) Such event as the Board, in the good faith exercise of its discretion, determines to be a "Change in Control."

     Notwithstanding the foregoing provisions of paragraphs (iii) and (iv) of this definition, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan: (i) solely because (A) the Company, (B) a Subsidiary, or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary, or any entity holding shares of Voting Stock for or pursuant to the terms of any such plan, either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule TO, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership, (ii) solely because any other person or entity either files or becomes obligated to file a report on Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, but only if both (A) the transaction giving rise to such filing or obligation is approved in advance of consummation thereof by the Company's Board of Directors and (B) at least a majority of the Voting Power immediately after such transaction is held in the aggregate by the holders of Voting Stock immediately prior to such transaction, or (iii) solely because of a change in control of any Subsidiary.

          (g) Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and related Treasury Department regulations and pronouncements. References to a particular section of the Code shall include references to any related Treasury Department regulations and pronouncements and to each of their successors.

          (h) Committee. "Committee" means the Compensation Committee of the Board of Directors.

          (i) Common Stock. "Common Stock" means shares of common stock of RPM International Inc., with par value of one cent ($0.01) per share.

          (j) Company. "Company" means RPM International Inc., a Delaware corporation, and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to RPM International Inc. or substantially all of the assets of RPM International Inc., that assumes the obligations of RPM International Inc. under this Plan by operation of law or otherwise.

          (k) Deferred Compensation Plan. "Deferred Compensation Plan" means the RPM International Inc. Deferred Compensation Plan and any related trust, each as amended from time to time, and any similar deferred compensation plan of the Company and any related trust.

          (l) Designated Representative. "Designated Representative" means the person or office designated by the Committee as being responsible for routine, day-to-day Plan administration matters and, in the absence of a contrary designation, shall be the Director of Human Resources & Administration and that person's designees.

        (m) Dividend Equivalents. "Dividend Equivalents" mean rights described in Section 6(c).

          (n) Dollar-Denominated Awards. "Dollar-Denominated Awards" mean Performance Unit Awards and any other Incentive Awards the amount of which are based on a specified amount of money other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock. "Dollar-Denominated Awards" do not include Options or Stock Appreciation Rights.

          (o) Effective Date. "Effective Date" means the effective date of this Plan, as provided in Section 12.

          (p) Eligible Person. "Eligible Person" means any individual who is eligible for an Award under this Plan as set forth in Section 2.

          (q) Employee. "Employee" means any person who is employed as a common law employee by the Company or a Subsidiary on a full-time or part-time basis.

          (r) Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and related regulations and pronouncements.

          (s) Fair Market Value. "Fair Market Value" means, on a particular date:

             (i) If the Common Stock is listed or admitted to trading on such date on the New York Stock Exchange, the closing price of a share of Common Stock on such date as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or

             (ii) If the Common Stock is not listed or admitted to trading on the New York Stock Exchange but is listed or admitted to trading on another national exchange, the closing price of a share of Common Stock on such date as reported in the principal consolidated transaction reporting system with regard to securities listed or admitted to trading on such national exchange; or

             (iii) If the Common Stock is not listed or admitted to trading on any national exchange, the price of a share of Common Stock at the end of such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System, the National Quotation Bureau or such other system then in use with regard to the Common Stock or, if on such date the Common Stock is publicly traded but not quoted by any such system, the mean of the closing bid and asked prices of a share of

        Common Stock on such date as furnished by a professional market maker making a market in the Common Stock; or

             (iv) If there were no reported sales on the date described in subparagraphs (i), (ii) or (iii), the respective prices on the most recent prior day on which a sale was so reported.

     In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with Section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with Section 422 of the Code and shall mean the value as so determined.

          (t) Incentive Award. "Incentive Award" means an amount of money that is paid or a number of shares of Common Stock that are issued, or a right to be paid an amount of money or to be issued a number of shares of Common Stock that is granted as described in Section 6 of the Plan. "Incentive Awards" do not include Options or Stock Appreciation Rights.

          (u) Incentive Stock Option. "Incentive Stock Option" means an option intended to meet the requirements of Section 422 of the Code.

          (v) Linked Stock Appreciation Rights. "Linked Stock Appreciation Rights" mean Stock Appreciation Rights linked to all or any part of an Option as described in Section 9(a) and 9(b).

          (w) Non-Statutory Stock Option. "Non-Statutory Stock Option" means an option which is not intended to be an Incentive Stock Option.

          (x) Option. "Option" means an option granted under this Plan to purchase shares of Common Stock. "Options" may be Incentive Stock Options or Non-Statutory Stock Options.

          (y) Participant. "Participant" means an Eligible Person who has been granted an Award under this Plan and executed a plan agreement as required under Section 4(d).

          (z) Performance-Based Compensation. "Performance-Based Compensation" means "remuneration payable solely on account of the attainment of one or more performance goals" as described in Section 162(m)(4)(C) of the Code.

          (aa) Performance Share Award. "Performance Share Award" means a right described in Section 6 to receive a specified number of shares of Common Stock, and/or an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock, at a future time or times if a specified performance goal is attained and any other terms or conditions specified by the Committee are satisfied.

          (bb) Performance Unit Award. "Performance Unit Award" means a right described in Section 6 to receive a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock), or shares of Common Stock having a Fair Market Value equal to such specified amount of money, at a future time or times if a specified performance goal is attained and any other terms or conditions specified by the Committee are satisfied.

          (cc) Plan. "Plan" means this RPM International Inc. 2004 Omnibus Equity and Incentive Plan, as amended from time to time.

          (dd) Restricted Stock Award. "Restricted Stock Award" means shares of Common Stock that are issued to an Eligible Person as described in Section 6(a)(i) subject to restrictions and/or forfeiture provisions specified by the Committee that will cease to apply at a future time or times if continued employment conditions and other terms and conditions specified by the Committee are satisfied.

          (ee) Restricted Stock Unit Award. "Restricted Stock Unit Award" means shares of Common Stock that will be issued to an Eligible Person at a future time or times as provided in

     Section 6(a)(i) if continued employment conditions and other terms and conditions specified by the Committee are satisfied.

          (ff) Sarbanes-Oxley Act. "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002, as amended from time to time, and related regulations and pronouncements.

          (gg) SEC Rule 16b-3. "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act and related pronouncements, as such rule or any successor rule may be in effect from time to time.

          (hh) Section 16 Person. "Section 16 Person" means a person subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

          (ii) Stock Appreciation Right. "Stock Appreciation Right" means a right as described in Section 9.

          (jj) Stock Power. "Stock Power" means a power of attorney executed by a Participant and delivered to the Company which authorizes the Company to transfer ownership of shares from the Participant to the Company or a third party.

          (kk) Subsidiary. "Subsidiary" means a corporation or other form of business association of which shares (or other ownership interests) having more than fifty percent (50%) of the voting power are owned or controlled, directly or indirectly, by the Company, but only during the period any such corporation or business association would be so defined. Notwithstanding the foregoing, when used in reference to an Incentive Stock Option, the term "Subsidiary" means a "subsidiary corporation" as defined in Section 424(f) of the Code with respect to the Company.

4.  GRANTS OF AWARDS.

     (a) Types of Awards. Subject to the terms and conditions of the Plan, the Committee may at any time and from time to time, grant the following types of Awards to any Eligible Person:

          (i) Incentive Awards, which may but need not be in the form of Dividend Equivalents, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, or Restricted Stock Unit Awards,

          (ii) Options, and

          (iii) Stock Appreciation Rights.

Notwithstanding any provision of this Section to the contrary, the Committee may only grant Incentive Stock Options to Employees.

     (b) Amendment of Awards; Waiver of Terms.  After an Award has been granted:

          (i) the Committee may waive any term or condition thereof that could have been excluded from such Award when it was granted, and

          (ii) with the written consent of the affected Participant, may amend any Award after it has been granted to include or exclude any provision which could have been included in or excluded from such Award when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

     (c) Linked Awards. The Committee may grant any Award linked to another Award in any combination thereof including, for example, Options linked to Stock Appreciation Rights, Dividend Equivalents linked to Options or Stock Appreciation Rights, and Dividend Equivalents linked to other

Incentive Awards. Linked Awards may be granted as either alternatives or supplements to one another. The terms and conditions of linked Awards shall be determined by the Committee, subject to the provisions of the Plan.

     (d) Plan Agreements. Awards are contingent on an Eligible Person's execution of a plan agreement in the form prescribed by the Committee. All plan agreements shall incorporate this Plan by reference. The Committee may condition an Award upon a Eligible Person's execution and delivery of one or more Stock Powers in blank to the Company. Execution of a plan agreement by the Eligible Person shall constitute the Eligible Person's irrevocable agreement to and acceptance of the terms and conditions of the Award set forth in such plan agreement and of the terms and conditions of the Plan applicable to such Award. Plan agreements may differ from time to time and from Eligible Person to Eligible Person.

     (e) Revocation of Awards. The Committee may revoke any Award; provided, however, that after a plan agreement evidencing an Award has been executed and delivered to the Designated Representative, the Committee may revoke the Award only with the written consent of the Participant.

     (f) Performance-Based Compensation Awards. The Committee may grant Awards that qualify as Performance-Based Compensation. Any provision of the Plan that cannot be interpreted, administered or construed to permit the granting of such Awards shall, to that extent, be disregarded.

     (g) Incentive Stock Options; Non-Statutory Stock Options. The Committee may grant Options that are "incentive stock options" under Section 422 of the Code. Any provision of the Plan that cannot be interpreted, administered or construed to permit the granting of such Options shall, to that extent, be disregarded. If an Option is intended to be an Incentive Stock Option but, for any reason, such Option or a portion thereof does not so qualify, then to the extent such Option does not so qualify, such Option or such portion thereof shall be regarded as a Non-Statutory Stock Option appropriately granted under this Plan provided it otherwise meets the Plan's requirements for Non-Statutory Stock Options.

5.  STOCK AVAILABLE UNDER PLAN; AWARD LIMITS.

     (a) Number of Shares.  Subject to Sections 5(c), 5(d) and 11:

          (i) the maximum aggregate number of shares of Common Stock which may be issued under this Plan pursuant to Awards is six million (6,000,000) shares of Common Stock; and

          (ii) not more than three million (3,000,000) shares of the maximum aggregate number of shares of Common Stock may be issued under this Plan pursuant to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards and Performance Unit Awards. Such Awards shall be 100% fully performance-based stock compensation awards; and

          (iii) the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted under this Plan during any Plan Year (as defined in Section 13(d)) to any Participant is two hundred twenty-five thousand (225,000) shares of Common Stock; and

          (iv) the maximum number of shares of Common Stock with respect to which any and all Awards other than Appreciation-Only Awards and Dollar-Denominated Awards may be granted under this Plan in any Plan Year to any Participant is one hundred seventy-five thousand (175,000) shares of Common Stock; and

          (v) no Participant may receive more than two million five hundred thousand dollars ($2,500,000) (or the equivalent thereof in shares of Common Stock, based on their Fair Market Value on the date as of which the number of shares is determined) in payment of Dollar-Denominated Awards that are granted to such Participant under this Plan in any Plan Year.

     (b) Adjustments to Number of Shares. If, in connection with an acquisition of another company or all or part of the assets of another company by the Company or a Subsidiary, or in connection with a merger or other combination of another company with the Company or a Subsidiary, the Company either: (A) assumes stock options or other stock incentive obligations of such other company, or (B) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then none of the shares of Common Stock that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the limitations set forth in this Section.

     (c) Source of Shares. Shares which may be issued pursuant to Awards made under the Plan may be authorized but unissued shares of Common Stock, shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under this Plan or otherwise, or shares issued or transferred to, or otherwise acquired by, a trust or other legal entity pursuant to Section 16(d), as the Committee may from time to time determine; provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued or transferred to a trust or other legal entity pursuant to Section 16(d) or to an Eligible Person in accordance with the terms and conditions of such Award, be and at all times remain treasury shares of the Company, irrespective of whether such shares are credited to a special account for purposes of this Plan, and shall be available for any corporate purpose.

     (d) Effect of Termination of Award. If any shares of Common Stock subject to an Award shall not be issued to an Eligible Person and shall cease to be issuable to a Eligible Person because of the termination, expiration, forfeiture or cancellation, in whole or in part, of such Award or the settlement of such Award in cash or for any other reason, or if any such shares shall, after issuance, be reacquired by the Company because of an Eligible Person's failure to comply with the terms and conditions of an Award, the shares not so issued, or the shares so reacquired by the Company, as the case may be, shall be charged against the limitations provided for in Section 5(a) and shall not be granted under this Plan again.

     (e) Effect of Receipt of Shares. Subject to Section 5(f), if the purchase price of shares subject to an Option is paid in shares of Common Stock in accordance with the provisions of Section 8(b)(iv), the number of shares surrendered to the Company in payment of the purchase price of the shares subject to the Option shall not be added back to the maximum aggregate number of shares which may be issued under Section 5(a).

     (f) Compliance with NYSE Rules; Preservation of Incentive Stock Option Status. If and to the extent that the Committee determines that any provisions of this Plan shall cause the Company or the Plan to fail to satisfy the rules or listing standards of the New York Stock Exchange, as in effect from time to time, or shall prevent Incentive Stock Options granted under the Plan from qualifying as incentive stock options under Code Section 422, then to that extent, such provisions shall be disregarded.

6.  INCENTIVE AWARDS.

     (a) Generally. Except as otherwise provided in Section 16(e), Incentive Awards shall be subject to the following provisions:

          (i) Amount of Incentive Awards. Incentive Awards may be granted in lieu of, or as a supplement to, any other compensation that may have been earned by the Eligible Person prior to the date on which the Incentive Award is granted. The amount of an Incentive Award may be based upon: (i) a specified number of shares of Common Stock or the Fair Market Value of a specified number of shares of Common Stock, or (ii) an amount not determined by reference to the Fair Market Value of a specified number of shares of Common Stock. Any Incentive Award may be paid in the form of money or shares of Common Stock valued at their Fair Market Value, or a combination of money and such shares, as the Committee may provide in the relevant plan agreement. Dividend Equivalents, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards are specific forms of Incentive Awards, but are not the only forms in which Incentive Awards may be made.

          (ii) Timing of Payment for Incentive Awards. Any shares of Common Stock that are to be issued pursuant to an Incentive Award, and any money to be paid in respect of an Incentive Award, may be issued or paid to the Eligible Person at the time such Award is granted, or at any time subsequent thereto, or in installments, as the Committee shall determine. In the event that any such issuance or payment shall not be made to the Eligible Person at the time an Incentive Award is granted, the Committee may grant Dividend Equivalents in respect of the Award, or may provide that, until such shares are issued or money is paid or until the Award is forfeited, and subject to such terms and conditions as the Committee may impose, the Award shall earn amounts equivalent to interest or another investment return specified by the Committee, which amounts may be paid as earned or deferred and reinvested, and which amounts may be paid either in money or shares of Common Stock, all as the Committee may provide.

          (iii) Terms of Incentive Awards; Stockholder Rights. Incentive Awards shall be subject to such terms and conditions as the Committee may determine; provided, however, that upon the issuance of shares pursuant to any such Award, the recipient shall, with respect to such shares, be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Award.

     (b) Performance Share Awards and Performance Unit Awards.

          (i) In General. The Committee may grant any Eligible Person a Performance Share Award and/or a Performance Unit Award. The Committee may provide that a specified portion of the Performance Share Award or Performance Unit Award will be earned if the specified performance goal applicable to the Award is partially attained.

          (ii) Performance Goals. Subject to Section 7(b), the specified performance goal applicable to a Performance Share Award or Performance Unit Award may consist of any one or more of the following: completion of a specified period of employment with or other service that benefits the Company or a Subsidiary or an Allied Enterprise, achievement of financial or operational goals or the occurrence of a specified circumstance or event. The performance goal applicable to Performance Share Awards and Performance Unit Awards need not be the same for each award or each Eligible Person to whom an award is granted. An Eligible Person may be granted Performance Share Awards and Performance Unit Awards each year, and the performance period applicable to any such Award may overlap with one or more years included in the performance period applicable to any earlier-granted or later-granted Award.

          (iii) Effect of Death or Disability. Subject to Section 7(e), the Committee may provide that if the Participant's death or disability occurs before the performance goal applicable to a Performance Share Award or Performance Unit Award is attained, and irrespective of whether the performance goal is thereafter attained, the Performance Share Award or Performance Unit Award will be earned in whole or in part, as the Committee may specify.

          (iv) Effect of Termination of Employment or Service. The Committee may provide for a Participant's Performance Share Award or Performance Unit Award to be forfeited in whole or in part if such Participant's employment or service terminates for any reason before shares are issued or money is paid, as applicable, in full settlement of such Performance Share Award or Performance Unit Award.

          (v) Non-Alienation. Except as otherwise provided in the relevant plan agreement, Performance Share Awards and Performance Unit Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or to a Beneficiary.

     (c) Dividend Equivalents.

          (i) In General. The Committee may grant any Eligible Person the right to be paid an amount of money equal to the dividends paid from time to time on a specified number of shares of Common Stock ("Dividend Equivalents") which may be based on the number of shares that are subject to another Award, including without limitation an Option or Stock Appreciation Rights, and whether or not such other Award is vested or exercisable.

          (ii) Timing of Payment; Crediting of Amounts; Reinvestment of
     Amounts. The Committee may provide for such amount of money to be paid on each date on which such dividends are paid or at a future date or dates. If the amount is not paid on each such date, then, if so provided by the Committee, until such money is paid or forfeited, it shall be credited to the Participant on the books of the Company and may earn amounts equivalent to interest or another investment return specified by the Committee, or may earn amounts equivalent to the dividends that would be paid on a number of shares of Common Stock having a Fair Market Value on its dividend payment date equal to such amount. Any such equivalent amounts may be paid as earned or may be deferred and reinvested until a future date or dates, as the Committee may specify. Any dividends deemed reinvested in shares of Common Stock shall be deemed reinvested at Fair Market Value on the applicable dividend payment date.

          (iii) Form of Payment. Dividend Equivalents may be paid in the form of money or shares of Common Stock based on their Fair Market Value on the payment date, or in a combination of money and such shares, as the Committee may determine.

          (iv) Interaction With Performance-Based Compensation Awards. If Dividend Equivalents are linked with Options (as described in Section 4(c)), and such Options are intended to be "performance-based compensation" awards (as described in Section 7), payment of such Dividend Equivalents shall not be contingent on the exercise of such Options.

          (v) Impact Upon Maximum Shares Available Under Plan. Any shares of Common Stock issued in payment of Dividend Equivalents shall be charged against the maximum aggregate number of shares which may be issued pursuant to Awards under Section 5(a).

7.  SPECIAL PROVISIONS APPLICABLE TO PERFORMANCE-BASED COMPENSATION AWARDS.

     (a) Grant and Administration of Performance-Based Compensation
Awards. Awards that the Committee intends to qualify as Performance-Based Compensation shall be granted and administered in a manner that will permit such Awards to qualify as Performance-Based Compensation.

     (b) Performance Measures. The performance measure or measures applicable to any Award (other than an Appreciation-Only Award) that the Committee intends to qualify as Performance-Based Compensation shall be based on targeted levels of, targeted levels of return on, or targeted levels of growth for, any one or more of the following (or substantially similar) performance measures on a consolidated Company, consolidated group, business unit or divisional level, as the Committee may specify: earnings, earnings per share, capital adjusted pre-tax earnings (economic profit), net income, operating income, performance profit (operating income minus an allocated charge approximating the Company's cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders' equity, and cash flow. The Committee shall select the performance measure or measures applicable to any such Award and shall establish the levels of performance at which such Award is to be earned in whole or in part. Any such performance measure or combination of such performance measures may apply to the Participant's Award in its entirety or to any designated portion or portions of the Award, as the Committee may specify.

     (c) Payment of Performance-Based Compensation Awards. Notwithstanding any provision of the Plan to the contrary, but subject to Sections 7(e), 10 and 11, Awards to which Section 7(b) applies shall: (i) "be paid solely on account of the attainment of one or more preestablished, objective performance goals" within the meaning of Treasury Regulation Section 1.162-27(e)(2)(i) or a successor thereto over a period of one (1) year or longer, which performance goals shall be based upon one or more of the performance measures set forth in Section 7(b), and (ii) be subject to such other terms and conditions as the Committee may impose.

     (d) No Discretionary Increases in Payments Under Performance-Based Compensation Awards. The terms of the performance goal applicable to any Award to which Section 7(b) applies shall preclude discretion to increase the amount of compensation that would otherwise be due upon attainment of the goal, except as may otherwise be permitted in Treasury Regulation Section 1.162-27(e) or a successor thereto.

     (e) Effect of Death, Disability or Change in Control.  An Award to which
Section 7(b) applies may be earned in whole or in part if the Participant's death, disability or a Change in Control occurs before the performance goal applicable to the Award is attained but only if and to the extent that: (i) the Committee so provides with respect to such Award, and (ii) the Award will nevertheless qualify as Performance-Based Compensation, and (iii) payment is not made prior to attainment of the performance goal.

8.  OPTIONS.

     Except as otherwise provided in Section 16(e), Options shall be subject to the following provisions and such other terms and conditions as the Committee may provide in the relevant plan agreement evidencing the Options:

          (a) Purchase Price Per Share. Subject to Section 11, the purchase price per share shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date an Option is granted (or in the case of any optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than one hundred ten percent (110%) of such Fair Market Value with respect to Incentive Stock Options). Subject to the foregoing limitations, the purchase price per share may, if the Committee so provides at the time of grant of an Option, increase (but not decrease) in correlation with an index specified by the Committee.

          (b) Payment of Purchase Price. The purchase price of shares subject to an Option may be paid in whole or in part: (i) in money, (ii) by bank-certified, cashier's or personal check subject to collection, (iii) by electronic funds transfer, (iv) if so provided in the Option and consistent with the Sarbanes-Oxley Act, other applicable laws and such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, or (v) if so provided in the Option and subject to such terms and conditions as may be specified in the Option, in shares of Common Stock, free and clear of all liens and encumbrances, which have been owned by the optionee for at least six (6) months or which were acquired on the open market and which are surrendered to the Company actually or by attestation. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise.

          (c) Consideration; Exercise of Options. Options may be granted for such consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine. Property shall include an obligation of the Company unless prohibited by applicable law. Subject to the provisions of this Section, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine. Without limiting the foregoing, an

     Option may provide by its terms that it will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more performance objectives specified therein, or that it will become exercisable only if one or more performance goals specified therein are achieved. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration is required for such acceleration. Unless otherwise provided in the relevant plan agreement, an Option may be exercised at any time in whole or in part after it becomes exercisable and before its expiration or termination.

          (d) Limitations on Exercise of Options. Subject to Section 16(a), each Option shall be exercisable during the life of the optionee only by the optionee, his or her guardian or legal representative, and after death only by his or her Beneficiary. The Committee may prohibit or otherwise limit the exercise of Incentive Stock Options by an optionee's guardian or legal representative if necessary to preserve the Options' status as Incentive Stock Options under applicable law. Notwithstanding any other provision of this Plan, (i) no Option shall be exercisable after the tenth
     (10th) anniversary of the date on which the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of fewer than ten
     (10) years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth
     (10th) anniversary of the date on which the Option was granted, and no additional consideration is required for such extension. Subject to the foregoing provisions of this Section 8(d), the Committee may provide for an Option to be exercisable after termination of the Eligible Person's employment or other service.

          (e) Limitation on Fair Market Value of Shares Subject to an Incentive Stock Option. An Option may be an Incentive Stock Option. The aggregate Fair Market Value (determined as of the time the Option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000) unless the Code is amended to allow a higher dollar amount. To the extent that such Fair Market Value exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Statutory Stock Options.

          (f) Issuance of Shares Upon Exercise of Option. Shares purchased pursuant to the exercise of an Option shall be issued to the person exercising the Option as soon as practicable after the Option is properly exercised. However, the Committee may permit a person exercising an Option to elect to defer the issuance of shares purchased pursuant to the exercise of the Option. In the event of such deferral, the Committee may grant Dividend Equivalents with respect to such shares to the person who exercised the Option. No person exercising an Option shall acquire any rights of a stockholder unless and until the shares purchased pursuant to the exercise of the Option are issued to him. If so provided in the relevant plan agreement, the shares issued pursuant to the exercise of the Option may be non-transferable and forfeitable to the Company in designated circumstances and for specified periods of time.

          (g) No Discretion to Adjust Exercise Price. Except as provided in Sections 8(a) and 11, the Committee shall not have the authority to adjust the exercise price of outstanding Options.

          (h) Legal and Regulatory Approvals. No option shall be exercisable unless and until the Company: (i) obtains the approval of all regulatory bodies whose approval the Committee may deem necessary or desirable, and
     (ii) complies with all legal requirements determined to be applicable by the Committee.

          (i) Notice of Exercise of Options. An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the Designated Representative of the Company on a properly completed and executed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized in the plan agreement evidencing such Option and described in Section 8(b) for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share unless the relevant plan agreement expressly provides otherwise.

9.  STOCK APPRECIATION RIGHTS.

     Stock Appreciation Rights shall be subject to the following terms and conditions:

          (a) Types of Stock Appreciation Rights. Stock Appreciation Rights that are granted under the Plan may be linked to all or any part of an Option ("Linked Stock Appreciation Rights"), or may be granted without any linkage to an Option ("Free-Standing Stock Appreciation Rights"). Linked Stock Appreciation Rights may be granted on the date of grant of the related Option or on any date thereafter.

          (b) Linked Stock Appreciation Rights. Linked Stock Appreciation Rights may be granted either as an alternative to, or a supplement to, the related Option to which they are linked. Linked Stock Appreciation Rights that are granted as an alternative to the related Option may only be exercised when the related Option is exercisable, and at no time may a number of such Linked Stock Appreciation Rights be exercised that exceeds the number of shares with respect to which the related Option is then-exercisable. Upon exercise of Linked Stock Appreciation Rights that are granted as an alternative to an Option, the holder shall be entitled to receive an amount determined under Section 9(e). Exercise of each Linked Stock Appreciation Right shall cancel the related Option with respect to one (1) share of Common Stock purchasable under the Option. Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall entitle the holder to receive the amount determined under Section 9(e) if and when the holder purchases shares under the related Option or at any subsequent time specified in the relevant plan agreement.

          (c) Consideration; Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted for such consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine. Property shall include an obligation of the Company unless prohibited by applicable law. Subject to the provisions of this Section, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments. Without limiting the foregoing, Stock Appreciation Rights may become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more specified performance objectives or become exercisable only if one or more specified performance goals are achieved. The Committee may accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration is required for such acceleration. Unless otherwise provided in the Plan or the relevant plan agreement, Stock Appreciation Rights may be exercised at any time in whole or in part after they become exercisable and before they expire or terminate.

          (d) Limitations on Exercise of Stock Appreciation Rights. No Free-Standing Stock Appreciation Rights or Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall be exercisable after the tenth (10th) anniversary of the date on which the Stock Appreciation Rights were granted, and no Linked Stock Appreciation Rights that are granted as an alternative to the related Option shall be exercisable after the related Option ceases to be exercisable. If the Committee grants Stock Appreciation Rights for a shorter term, the Committee may, at any time prior to expiration of the Stock Appreciation Rights, extend their term to the maximum term permitted by the preceding sentence, and no additional consideration is required for such extension. Subject to the foregoing provisions of this Section, the Committee may provide for Stock Appreciation Rights to be exercisable after termination of the Eligible Person's employment or other service.

          (e) Payment Upon Exercise of Stock Appreciation Rights; Exercise Price; Adjustment of Payments Under Certain Circumstances. Upon exercise of Stock Appreciation Rights, the holder shall be entitled to receive an amount of money, or a number shares of Common Stock that have a Fair Market Value on the date of exercise of such Stock Appreciation Rights, or a combination of money and shares valued at Fair Market Value on such date, as the Committee may determine, equal to the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise exceeds the Exercise Price (as hereafter defined) of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised; provided that in no event shall a fractional share be issued unless the relevant plan agreement expressly provides otherwise. In the case of Linked Stock Appreciation Rights that are granted as an alternative to the related Option, the Exercise Price shall be the price at which shares may be purchased under the related Option. In the case of Linked Stock Appreciation Rights that are granted as a supplement to the related Option, and in the case of Free-Standing Stock Appreciation Rights, the Exercise Price shall be the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights were granted, unless the Committee specified a higher Exercise Price when the Stock Appreciation Rights were granted. The Committee may provide that, notwithstanding the foregoing, upon exercise of Stock Appreciation Rights at any time during a period permitted under the Company's Insider Trading Policy (a "Window Period"), or during the thirty (30) day period following a Change in Control (a "Change in Control Period"), including, without limitation, upon exercise of Stock Appreciation Rights which expire before the end of the Window Period or Change in Control Period in which they are exercised ("Expiring Stock Appreciation Rights"), the amount of money or shares which a Section 16 Person shall be entitled to receive in settlement of such exercise shall equal the amount by which the highest Fair Market Value of Common Stock during such Window Period or such Change in Control Period (or, in the case of Expiring Stock Appreciation Rights, the highest Fair Market Value of Common Stock during the portion of such Window Period or Change in Control Period that precedes the expiration of such Stock Appreciation Rights) exceeds the Exercise Price of the Stock Appreciation Rights multiplied by the number of Stock Appreciation Rights exercised but, in the case of Stock Appreciation Rights that relate to an Incentive Stock Option, not in excess of the maximum amount that may be paid under Code Section 422 without disqualifying such Option as an "incentive stock option" thereunder.

          (f) Effect of Stock Appreciation Rights on Share Limitations. Subject to Section 5(e): (i) the limitations set forth in Section 5(a) shall be charged only for the number of shares which are actually issued in settlement of Stock Appreciation Rights; and (ii) in the case of an exercise of Linked Stock Appreciation Rights that were granted as an alternative to a related Option, if the number of shares of Common Stock previously charged against such limitations on account of the portion of the Option that is cancelled in connection with such exercise in accordance with Section 9(b) exceeds the number of shares (if any) actually issued pursuant to such exercise, the excess may be added back to the maximum aggregate number of shares available for issuance under the Plan.

          (g) Limitations on Exercise of Stock Appreciation Rights.  Subject to
     Section 16(a), Stock Appreciation Rights shall be exercisable during the life of the Participant only by him or his guardian or legal representative, and after death only by his or her Beneficiary. A Stock Appreciation Right shall be considered exercised if and when written notice, signed by the person exercising the Stock Appreciation Right is received by the Designated Representative on a properly completed and executed form approved for this purpose by the Committee, accompanied by full payment of any consideration in one or more of the forms authorized in the relevant plan agreement and described in Section 8(b) for the number of Stock Appreciation Rights to be exercised.

          (h) No Discretion to Adjust Exercise Price. The Committee shall not have authority to adjust the exercise price of outstanding Stock Appreciation Rights, except as permitted by Section 11.

10.  CHANGES IN CONTROL, TERMINATION OF SERVICE, DEATH AND DISABILITY.

     (a) Acceleration of Rights Upon Change in Control. Notwithstanding any provision of the Plan to the contrary, unless the relevant plan agreement provides otherwise: (i) any Award which is outstanding but not yet fully exercisable, vested, earned or payable at the time of a Change in Control shall become fully exercisable, vested, earned and payable at that time, and (ii) any Option or Stock Appreciation Right which is outstanding at the time of a Change in Control shall remain exercisable for the full balance of its ten (10) year (or shorter) term, irrespective of any provision that would otherwise cause such Option or Stock Appreciation Right to terminate sooner.

     (b) Discretionary Actions By Committee. Subject to Section 10(a), and without limitation of the Committee's authority under Section 13, the Committee may:

          (i) authorize the holder of an Option or Stock Appreciation Rights to exercise the Option or Stock Appreciation Rights following the termination of the Participant's employment or service or following the Participant's death or disability, whether or not the Option or Stock Appreciation Rights would otherwise be exercisable following such event, provided that in no event may an Option or Stock Appreciation Rights be exercised after the expiration of their term;

          (ii) grant Options and Stock Appreciation Rights which become exercisable only in the event of a Change in Control;

          (iii) provide for Stock Appreciation Rights to be exercised automatically and only for money in the event of a Change in Control;

          (iv) authorize any Award to become non-forfeitable, fully-earned and payable following: (A) the termination of the Participant's employment or service, or (B) the Participant's death or disability, whether or not the Award would otherwise become non-forfeitable, fully earned and payable following such event;

          (v) grant Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control; and

          (vi) provide in advance or at the time of a Change in Control for money to be paid in settlement of any Award in the event of a Change in Control, either at the election of the Participant or at the election of the Committee.

11.  ADJUSTMENT PROVISIONS.

     In the event that any liquidation, recapitalization, reorganization, redesignation or reclassification, split-up, reverse split, or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a stock split, stock dividend, combination of shares, merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares or other securities or property of the Company or any other entity or person, or a spin-off or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash dividends) shall occur: (a) the maximum aggregate number and class of shares or other securities or property that may be issued in accordance with Section 5(a) pursuant to: (i) Awards thereafter granted, and (ii) Awards thereafter granted that are not Appreciation-Only Awards, (b) the maximum number and class of shares or other securities or property with respect to which Options or Stock Appreciation Rights, or Awards other than Appreciation-Only Awards and Dollar-Denominated Awards, may be granted during any calendar year to any Employee or other Eligible Person pursuant to Section 5(a), (c) the number and class of shares or other securities or property that may be issued or transferred under outstanding Awards, (d) the purchase price to be paid per share under outstanding and future Awards, and (e) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued pursuant to Awards which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted. Notwithstanding the foregoing, the foregoing adjustments shall be made in compliance with: (i) Sections 422 and 424 of the Code with respect to Incentive Stock Options; and (ii) Section 162(m) of the Code with respect to Performance-Based Compensation Awards.

12.  EFFECTIVE DATE AND DURATION OF PLAN.

     The Plan shall be effective on the date on which the stockholders of the Company approve it at a duly held stockholders' meeting. If so approved, Awards may be granted within ten (10) years after the date of such approval by stockholders, but not thereafter. In no event shall an Incentive Stock Option be granted under the Plan more than ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company.

13.  ADMINISTRATION.

     (a) Plan Administrator. Unless otherwise specified by the Board, the Plan shall be administered by the Compensation Committee of the Board of Directors. No person shall be appointed to or shall serve as a member of such committee unless he or she is an "independent director" as defined in applicable rules or listing standards of the New York Stock Exchange and a "non-employee director" as defined in SEC Rule 16b-3. Unless the Board determines otherwise, such committee shall also be comprised solely of "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code and Treasury Regulation Section 1.162-27(e)(3) or a successor thereto.

     (b) Authority and Governance of the Committee. The Committee may establish such rules, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule so established. The Committee shall, subject to the provisions of the Plan, have sole and exclusive power and discretion to interpret, administer, implement and construe the Plan and full authority to make all determinations and decisions thereunder including, without limitation, the authority and discretion to: (i) determine the persons who are Eligible Persons and select the Eligible Persons who are to participate in the Plan, (ii) determine when Awards shall be granted, (iii) determine the number of shares and/or amount of money to be made subject to each Award, (iv) determine the type of Award to grant, (v) determine the terms and conditions of each Award, including the exercise price in the case of an Option or Stock Appreciation Rights and whether specific Awards shall be linked to one another and if so whether they shall be alternative to or supplement one another, (vi) make any adjustments pursuant to Section 11, (vii) determine whether a specific Award is intended to qualify as Performance-Based Compensation, (viii) designate one or more persons or agents to carry out any or all of its administrative duties hereunder including, but not limited to, appointment of the Designated Representative (provided that none of the duties required to be performed by the Committee under SEC Rule 16b-3 may be delegated to any other person or agent), (ix) prescribe any legends to be affixed to certificates representing shares granted or issued under the Plan, and (x) correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, a plan agreement and related documents. The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee's duties under this Plan. Without limiting the generality of the foregoing, the Committee shall have the authority to establish and administer performance goals applicable to Awards, and the authority to certify that such performance goals are attained, within the meaning of Treasury Regulation
Section 1.162-27(c)(4) or a successor thereto. The Committee's interpretation of the Plan, any plan agreement, related documents, its administration of the Plan, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, Allied Enterprises, all Participants and Eligible Persons, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

     (c) Limitation of Liability. Members of the Board of Directors, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties hereunder.

     (d) Administrative Plan Years. The Plan shall be administered and operated on the basis of the "Plan Year." The "Plan Year" is the Company's annual accounting period, which is presently the twelve (12) month period ending on May
31. In the event that the Company changes its annual accounting period, the Plan Year shall automatically change and the Committee may make such adjustments to the operation of the Plan as appropriate to reflect any short Plan Years.

14.  SATISFACTION OF PROJECTED TAX LIABILITIES.

     (a) In General. The Committee shall cause the Company to withhold any taxes which it determines it is required by law or required by the terms of this Plan to withhold in connection with any distributions incident to this Plan.

          (i) Cash Distributions. The Committee shall cause the Company to require any withholding tax obligation arising in connection with a cash distribution (or the cash portion of a distribution), up to the minimum required federal, state and local withholding taxes, including payroll taxes, to be satisfied in whole or in part, with or without the consent of the Participant or Beneficiary.

          (ii) Share Distributions. The Committee shall cause the Company to withhold from any distribution of shares (including the portion of a distribution consisting of shares) under this Plan an amount equal to the Participant's or Beneficiary's projected tax liability arising from such distribution. The withholding amount shall be obtained pursuant to Section 14(b). The Participant or Beneficiary shall provide the Committee with such Stock Powers and additional information or documentation as may be necessary for the Committee to discharge its obligations under this Section.

     (b) Withholding from Share Distributions. With respect to a distribution of shares pursuant to the Plan, the Committee shall cause the Company to sell the fewest number of such shares for the proceeds of such sale to equal (or exceed by not more than that actual sale price of a single share) the Participant's projected tax liability resulting from such distribution. The Committee shall withhold the proceeds of such sale for purposes of satisfying the Participant's projected tax liability. Notwithstanding anything contained in this Section 14 to the contrary, the Committee shall have no obligation to withhold amounts from distributions of shares pursuant to the exercise of Incentive Stock Options except as may otherwise be required by law.

     (c) Delivery of Withholding Proceeds. The Committee shall cause the Company to deliver withholding proceeds to the Internal Revenue Service and/or other taxing authority in satisfaction of a Participant's tax liability arising from a distribution.

     (d) Projected Tax Liability. For purposes of this Section 14, the term "projected tax liability" means the product of: (i) the aggregate maximum marginal federal and applicable state and local income tax rates on the date of a distribution pursuant to the Plan; and (ii) the Fair Market Value of shares distributable to the Participant determined as of the date of distribution.

15.  COORDINATION WITH DEFERRED COMPENSATION PLAN.

     (a) Surrender and Cancellation of Interests. Unless further deferral of taxation to the Participant is otherwise prohibited by applicable law as determined by the Committee, an Eligible Participant may elect to surrender certain rights under this Plan and automatically have those rights credited to his or her Accounts under the Deferred Compensation Plan. Subject to the rules set forth in this Section 15, the terms of the Deferred Compensation Plan and the relevant Plan agreement, Eligible Participants may surrender their Contingent Interests in:

          (i) Dividend Equivalents;

          (ii) Options;

          (iii) Performance Share Awards;

          (iv) Performance Unit Awards;

          (v) Restricted Stock Awards;

          (vi) Restricted Stock Unit Awards;

          (vii) Stock Appreciation Rights; and

     and have equivalent interests credited to their Accounts under the Deferred Compensation Plan. Any dividends attributable to such interests on or after the date of surrender shall be credited to the Participants' Accounts under the Deferred Compensation Plan.

     (b) Surrender Elections. For a surrender election to be valid, it must be made in accordance with terms and conditions imposed by the Committee and under the Deferred Compensation Plan. A surrender election cannot be made with respect to an interest which is not a Contingent Interest.

     (c) Vesting of Deferred Interests. A Participant shall be vested in interests credited to his or her Accounts under the Deferred Compensation Plan as a result of surrender or cancellation of Contingent Interests under this Plan on the date such interests would have vested, or restrictions would have lapsed, under this Plan in the absence of the surrender election (the Participant's "Deemed Vesting Date"). As soon as practicable after a Participant's Deemed Vesting Date, the Committee shall advise the trustee or administrator of the Deferred Compensation Plan that the Participant has become vested with respect to such interests under the Deferred Compensation Plan.

     (d) Special Definitions.

          (i) Eligible Participant. For purposes of this Article 15, an "Eligible Participant" is a Participant who is either: (i) an active participant in the Deferred Compensation Plan, or (ii) determined by the Committee in its sole discretion to be a highly compensated employee or a member of a select group of management entitled to participate in the Deferred Compensation Plan.

          (ii) Contingent Interests. For purposes of this Article 15, as of any given date, a "Contingent Interest" is an interest under the Plan which, under the terms of this Plan and the relevant plan agreement, will not become transferable, vested, payable or with respect to which restrictions will not lapse, within six months after a surrender election; provided, however, that in addition with respect to Options, a "Contingent Interest" is an interest in an Option or common shares distributable in accordance with an Option which, under the terms of this Plan and the relevant plan agreement, is not exercised within six months after a surrender election.

16.  GENERAL PROVISIONS.

     (a) Non-Transferability of Awards. No Award shall be transferable by a Participant other than by will, by the laws of descent and distribution, to the Deferred Compensation Plan consistent with

Article 15 or to a Beneficiary in accordance with the Plan's terms. Notwithstanding any provision of the Plan to the contrary, the Committee may permit a Participant to transfer any Award, other than an Incentive Stock Option or any other Award that is linked to an Incentive Stock Option, during his lifetime to such other persons and such entities and on such terms and subject to such conditions as the Committee may provide in the relevant plan agreement.

     (b) No Right To Continued Employment. Nothing in this Plan or any plan agreement shall confer upon any person any right to continue in the employment of the Company, a Subsidiary or an Allied Enterprise, or affect the right of the Company, a Subsidiary or any Allied Enterprise to terminate the employment of any person at any time with or without cause.

     (c) Satisfaction of Legal Requirements. No shares of Common Stock shall be issued or transferred pursuant to an Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of the Committee, been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

     (d) Limitation on Rights Relating to Common Stock Subject to Awards. No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him or her, shall have any right, title or interest in or to any shares of Common Stock other than such shares as have been issued to him or her. The Committee may provide for the transfer of shares of Common Stock to a trust (which may but need not be a grantor trust), escrow arrangement or other legal entity for the purpose of satisfying the Company's obligations under this Plan. Except as may otherwise be required by applicable law, such shares shall be considered authorized and issued shares with full dividend and voting rights.

     (e) Compliance With Foreign Laws Governing Stock Incentives. If the laws of a foreign country in which the Company, a Subsidiary or any Allied Enterprise has Eligible Persons prescribe certain requirements for stock incentives to qualify for advantageous tax treatment under the laws of that country, the Board of Directors may restate this Plan for the purpose of qualifying the restated plan and stock incentives granted thereunder under such laws or otherwise administer this Plan in compliance with such laws; provided, however, that: (i) the terms and conditions of a stock incentive granted under such restated plan may not be more favorable to the recipient than would be permitted if such stock incentive had been granted under the Plan as herein set forth, (ii) all shares allocated to or utilized for the purposes of such restated plan shall be subject to the limitations of Section 5, and (iii) the provisions of the restated plan cannot increase the Board's discretion to amend or terminate such restated plan beyond that provided under this Plan.

     (f) No Effect on Other Plans. Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to Eligible Persons. An Eligible Person may be granted an Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan, practice or arrangement.

     (g) Preservation of Capital; Contractual Obligations. The Company's obligation to issue shares of Common Stock or to pay money in respect of any Award shall be subject to the condition that such issuance or payment would not impair the Company's capital or constitute a breach of, or cause the Company to be in violation of, any covenant, warranty or representation made by the Company in any agreement with respect to indebtedness for borrowed money to which the Company is a party before the date of grant of such Award.

     (h) Acceptance of Plan Terms and Plan Administration. By accepting benefits under the Plan, each Participant, Beneficiary or other person claiming under or through him or her, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

     (i) Governing Law; Waiver of Jury Trial. The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Delaware, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place, the residence of any party to such action and any place where the action may be brought. A Eligible Person's acceptance of any Award shall constitute his irrevocable and unconditional waiver of the right to a jury trial in any action or proceeding concerning the Award, the Plan or any rights or obligations of the Eligible Person, the Company or any other party under or with respect to the Award or the Plan.

     (j) Gender and Number. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

17.  AMENDMENT AND TERMINATION.

     Subject to applicable stockholder approval requirements, the Plan may be amended by the Board of Directors at any time and in any respect. Unless stockholder approval is obtained, no amendment shall increase the aggregate number of shares which may be issued under the Plan, or shall permit the exercise price of outstanding Options or Stock Appreciation Rights to be reduced, except as permitted by Section 11. The Plan may also be terminated for any reason and at any time by the Board of Directors. Subject to applicable stockholder approval requirements, no amendment or termination of this Plan shall materially and adversely affect any Award granted prior to the date of such amendment or termination without the written consent of the holder of such Award.

                                                                      APPENDIX C

                                AMENDMENT NO. 2
                                     TO THE
               RPM INTERNATIONAL INC. INCENTIVE COMPENSATION PLAN

     WHEREAS, the Company maintains the Plan for the benefit of certain of its employees and certain employees of affiliated companies; and

     WHEREAS, the Board of Directors has approved the Compensation Committee's recommendation, subject to Stockholder approval, to provide for calculation of the "Aggregate Bonus Pool" based upon 1.5% of pretax earnings (rather than 1.3% of pretax earnings); and

     WHEREAS, it is the desire of the Company to amend the Plan in order to provide for calculation of the "Aggregate Bonus Pool" based upon 1.5% of pretax earnings (rather than 1.3% of pretax earnings); and

     WHEREAS, the Company reserved the right, pursuant to Section 7 of the Plan, for the Board of Directors to make certain amendments thereto;

     NOW, THEREFORE, pursuant to Section 7 of the Plan and subject to approval of the Company's Stockholders, the Board of Directors hereby amends the Plan as follows:

          1. Section 2(a) of the Plan is hereby amended by the deletion of said
     Section 2(a) and the substitution in lieu thereof of the following:

        "'Aggregate Bonus Pool' shall mean with respect to any Fiscal Year an amount equal to one and one-half percent (1.5%) of the Income Before Income Taxes."

                      DIRECTIONS TO THE HOLIDAY INN SELECT
                                  STRONGSVILLE
                      15471 Royalton Road, Strongsville, OH
                              Phone: (440) 238-8800

           FROM CLEVELAND AND POINTS NORTH (INCLUDING HOPKINS AIRPORT)
                 I-71 South to the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                      FROM THE OHIO TURNPIKE EAST AND WEST
                 Ohio Turnpike (I-80) to I-71 South (exit 10).
                    Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                  FROM THE EAST
       I-480 West to I-71 South. Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                 FROM THE SOUTH
                   I-71 North to the Strongsville exit (#231).
         Turn right at end of ramp and hotel is on the right hand side.



                                                               [GRAPHIC OMITTED]

-------------------------------------------------------------------------------

                             RPM INTERNATIONAL INC.

                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 8, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby (i) appoints DONALD K. MILLER and P. KELLY TOMPKINS, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of RPM International Inc., which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Select, located at Interstate 71 and Route 82 East, Strongsville, Ohio, on Friday, October 8, 2004 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given and
(ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN ON THE REVERSE SIDE, SAID SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE APPROVAL AND ADOPTION OF THE RPM INTERNATIONAL INC. 2004 OMNIBUS EQUITY AND INCENTIVE PLAN, AND "FOR" THE APPROVAL AND ADOPTION OF AMENDMENT NO. 2 TO THE RPM INTERNATIONAL INC. INCENTIVE COMPENSATION PLAN TO PROVIDE FOR AN INCREASE IN THE AGGREGATE BONUS AWARD POOL AVAILABLE TO PARTICIPANTS FROM 1.3% TO 1.5% OF THE COMPANY'S PRE-TAX INCOME.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. THE PROXIES CANNOT VOTE YOUR COMMON STOCK UNLESS YOU SIGN AND RETURN THIS CARD.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS AVAILABLE
----------------------------------------------

     The Company has the option of providing its Proxy Statements and Annual Reports over the Internet. If you have not done so in prior years, you may give your consent to receive these documents via the Internet and we will advise you when these documents become available. Once you give your consent, it will remain in effect until you notify the company in writing by mail that you wish to resume mail delivery of the Proxy Statements and Annual Reports. Even if you give your consent, you will have the right to request copies of these documents at any time by mail. You will be responsible for costs associated with Internet usage, such as telephone charges and access fees. To give your consent, if you have not done so in prior years, please check the appropriate box located at the bottom of the reverse side of this card.

ADDRESS CHANGES/COMMENTS:
                          -----------------------------------------------------

-------------------------------------------------------------------------------




                (IF YOU NOTED ANY ADDRESS CHANGES/COMMENTS ABOVE,
               PLEASE MARK CORRESPONDING BOX ON THE REVERSE SIDE.)

      PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.


[RPM Logo]                                                        VOTE BY INTERNET - www.proxyvote.com
                                                                                     -----------------
                                                                  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
 RPM INTERNATIONAL INC.                                           Time the day before the cut-off date or meeting date. Have
 c/o NATIONAL CITY BANK                                           your proxy card in hand when you access the web site and
 P.O. BOX 92301                                                   follow the instructions to obtain your records and to create
 CLEVELAND, OHIO 44193-0900                                       an electronic voting instruction form.

 IMPORTANT NOTICE REGARDING DELIVERY                              VOTE BY PHONE - 1-800-690-6903
 OF SECURITY HOLDER DOCUMENTS (HH)                                Use any touch-tone telephone to transmit your voting
 AUTO DATA PROCESSING                                             instructions up until 11:59 P.M. Eastern Time the day before
 INVESTOR COMM SERVICES                                           the cut-off date or meeting date. Have your proxy card in
 ATTENTION: TEST PRINT                                            hand when you call and then follow the instructions.
 51 MERCEDES WAY
 EDGEWOOD, NY                                                     VOTE BY MAIL
 11717                                                            Mark, sign, and date your proxy card and return it in the
                                                                  postage-paid envelope we have provided or return it to RPM
 [BAR CODE HERE]                                                  International Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]                  RPM||1       KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              DETACH AND RETURN THIS PORTION ONLY
                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RPM INTERNATIONAL INC.

    THE RPM BOARD OF DIRECTORS RECOMMENDS THAT
    YOU VOTE FOR THE FOLLOWING PROPOSALS.

    VOTE ON DIRECTORS
                                               FOR    WITHHOLD   FOR ALL      To withhold authority, to vote, mark "For All Except"
    1.  ELECTION OF DIRECTORS                  ALL      ALL      EXCEPT       and write the nominee's number on the line below.
        (01) Edward B. Brandon
        (02) William A. Papenbrock             [ ]      [ ]       [ ]         ____________________________________________________
        (03) Thomas C. Sullivan
        (04) Frank C. Sullivan

   VOTE ON PROPOSALS                                                                                       FOR    AGAINST   ABSTAIN

   2.   APPROVE AND ADOPT THE RPM INTERNATIONAL INC. 2004 OMNIBUS EQUITY AND INCENTIVE PLAN                [ ]       [ ]       [ ]

   3.   APPROVE AND ADOPT AMENDMENT NO. 2 TO THE RPM INTERNATIONAL INC. INCENTIVE COMPENSATION PLAN TO     [ ]       [ ]       [ ]
        PROVIDE FOR AN INCREASE IN THE AGGREGATE BONUS AWARD POOL AVAILABLE TO PARTICIPANTS FROM
        1.3% TO 1.5% OF THE COMPANY'S PRE-TAX INCOME

    In their discretion, to act on any other matter or matters which may properly come before the meeting.

    Note: Please sign exactly as name appears hereon.            CONSENT TO ELECTRONIC DELIVERY
    Joint owners should each sign. When signing as               By checking the box to the right, I consent to
    attorney, executor, administrator, trustee, or               receive Proxy Statements and Annual Reports
    guardian, please give full title as such.                    electronically via the Internet instead of in the
                                                                 mail. The Company will not distribute printed
                                                                 materials to me for future stockholder meetings
    For address changes and/or comments, please check this       unless I request them or revoke my consent, and     YES      NO
    box and write them on the back where indicated         [ ]   will notify me when and where its Proxy Statements
                                                                 and Annual Reports are available on the Internet.   [ ]      [ ]




    HOUSEHOLDING ELECTION - Please indicate if you        YES      NO
    consent to receive certain future investor                                  Please indicate if you plan
    communications in a single package per household      [ ]      [ ]          to attend Annual Meeting             [ ]      [ ]





    ------------------------------------     ------------            -----------------------------------     -------------
    Signature [PLEASE SIGN WITHIN BOX]       Date                    Signature (Joint Owners)                Date


                      DIRECTIONS TO THE HOLIDAY INN SELECT
                                  STRONGSVILLE
                      15471 Royalton Road, Strongsville, OH
                              PHONE: (440) 238-8800

           FROM CLEVELAND AND POINTS NORTH (INCLUDING HOPKINS AIRPORT)
                 I-71 South to the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                      FROM THE OHIO TURNPIKE EAST AND WEST
                  Ohio Turnpike (I-80) to I-71 South (exit 10).
                    Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                  FROM THE EAST
       I-480 West to I-71 South. Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                 FROM THE SOUTH
                   I-71 North to the Strongsville exit (#231).
         Turn right at end of ramp and hotel is on the right hand side.



                                                               [GRAPHIC OMITTED]

-------------------------------------------------------------------------------


                             RPM INTERNATIONAL INC.

                  UNION 401(k) RETIREMENT SAVINGS TRUST AND PLAN

 TO: Wachovia Bank, N.A.

     The undersigned hereby directs Wachovia Bank, N.A., RPM International Inc. Union 401(k) Retirement Savings Trust and Plan Trustee, to vote shares of
Common Stock held for the undersigned's 401(k) Plan account at the Annual Meeting of the Stockholders of the Company to be held at the Holiday Inn Select, located at Interstate 71 and Route 82 East, Strongsville, Ohio, on Friday, October 8, 2004 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, WITH THE UNDERSTANDING THAT IF A SIGNED DIRECTION CARD IS RETURNED WITH NO DIRECTIONS GIVEN ON THE REVERSE SIDE, SAID SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE APPROVAL AND ADOPTION OF THE RPM INTERNATIONAL INC. 2004 OMNIBUS EQUITY AND INCENTIVE PLAN, "FOR" THE APPROVAL AND ADOPTION OF AMENDMENT NO. 2 TO THE RPM INTERNATIONAL INC. INCENTIVE COMPENSATION PLAN TO PROVIDE FOR AN INCREASE IN THE AGGREGATE BONUS AWARD POOL AVAILABLE TO PARTICIPANTS FROM 1.3% TO 1.5% OF THE COMPANY'S PRE-TAX INCOME AND IN ACCORDANCE WITH THE TRUSTEE'S DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


  YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
                                SEE REVERSE SIDE.

       PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.


[RPM Logo]                                                        VOTE BY INTERNET - www.proxyvote.com
                                                                                     -----------------
                                                                  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
 RPM INTERNATIONAL INC.                                           Time the day before the cut-off date or meeting date. Have
 c/o NATIONAL CITY BANK                                           your proxy card in hand when you access the web site and
 P.O. BOX 92301                                                   follow the instructions to obtain your records and to create
 CLEVELAND, OHIO 44193-0900                                       an electronic voting instruction form.

 IMPORTANT NOTICE REGARDING DELIVERY                              VOTE BY PHONE - 1-800-690-6903
 OF SECURITY HOLDER DOCUMENTS (HH)                                Use any touch-tone telephone to transmit your voting
 AUTO DATA PROCESSING                                             instructions up until 11:59 P.M. Eastern Time the day before
 INVESTOR COMM SERVICES                                           the cut-off date or meeting date. Have your proxy card in
 ATTENTION: TEST PRINT                                            hand when you call and then follow the instructions.
 51 MERCEDES WAY
 EDGEWOOD, NY                                                     VOTE BY MAIL.
 11717                                                            Mark, sign, and date your proxy card and return it in the
                                                                  postage-paid envelope we have provided or return it to RPM
 [BAR CODE HERE]                                                  International Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]                 RPM||9        KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              DETACH AND RETURN THIS PORTION ONLY
                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RPM INTERNATIONAL INC.

    THE RPM BOARD OF DIRECTORS RECOMMENDS THAT
    YOU VOTE FOR THE FOLLOWING PROPOSALS.

    VOTE ON DIRECTORS
                                               FOR    WITHHOLD   FOR ALL      To withhold authority to vote, mark "For All Except"
    1.  ELECTION OF DIRECTORS                  ALL      ALL      EXCEPT       and write the nominee's number on the line below.
        (01) Edward B. Brandon
        (02) William A. Papenbrock             [ ]      [ ]       [ ]         ____________________________________________________
        (03) Thomas C. Sullivan
        (04) Frank C. Sullivan

   VOTE ON PROPOSALS                                                                                       FOR    AGAINST   ABSTAIN

   2.   APPROVE AND ADOPT THE RPM INTERNATIONAL INC. 2004 OMNIBUS EQUITY AND INCENTIVE PLAN                [ ]       [ ]       [ ]

   3.   APPROVE AND ADOPT AMENDMENT NO. 2 TO THE RPM INTERNATIONAL INC. INCENTIVE COMPENSATION PLAN TO     [ ]       [ ]       [ ]
        PROVIDE FOR AN INCREASE IN THE AGGREGATE BONUS AWARD POOL AVAILABLE TO PARTICIPANTS FROM
        1.3% TO 1.5% OF THE COMPANY'S PRE-TAX INCOME

    In their discretion, to act on any other matter or matters which may properly come before the meeting.

    Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.




    HOUSEHOLDING ELECTION - Please indicate if you        YES      NO
    consent to receive certain future investor
    communications in a single package per household      [ ]      [ ]






    ------------------------------------     ------------            -----------------------------------     -------------
    Signature [PLEASE SIGN WITHIN BOX]       Date                    Signature (Joint Owners)                Date


                      DIRECTIONS TO THE HOLIDAY INN SELECT
                                  STRONGSVILLE
                      15471 Royalton Road, Strongsville, OH
                              PHONE: (440) 238-8800

           FROM CLEVELAND AND POINTS NORTH (INCLUDING HOPKINS AIRPORT)
                 I-71 South to the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                      FROM THE OHIO TURNPIKE EAST AND WEST
                  Ohio Turnpike (I-80) to I-71 South (exit 10).
                    Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                  FROM THE EAST
       I-480 West to I-71 South. Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                 FROM THE SOUTH
                   I-71 North to the Strongsville exit (#231).
         Turn right at end of ramp and hotel is on the right hand side.



                                                               [GRAPHIC OMITTED]

-------------------------------------------------------------------------------

                             RPM INTERNATIONAL INC.

                              401(k) TRUST AND PLAN

 TO: Wachovia Bank, N.A.


     The undersigned hereby directs Wachovia Bank, N.A., RPM International Inc. 401(k) Trust and Plan Trustee, to vote shares of Common Stock held for the undersigned's 401(k) Plan account at the Annual Meeting of the Stockholders of the Company to be held at the Holiday Inn Select, located at Interstate 71 and Route 82 East, Strongsville, Ohio, on Friday, October 8, 2004 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, WITH THE UNDERSTANDING THAT IF A SIGNED DIRECTION CARD IS RETURNED WITH NO DIRECTIONS GIVEN ON THE REVERSE SIDE, SAID SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE APPROVAL AND ADOPTION OF THE RPM INTERNATIONAL INC. 2004 OMNIBUS EQUITY AND INCENTIVE PLAN, "FOR" APPROVAL AND ADOPTION OF AMENDMENT NO. 2 TO THE RPM INTERNATIONAL INC. INCENTIVE COMPENSATION PLAN TO PROVIDE FOR AN INCREASE IN THE AGGREGATE BONUS AWARD POOL AVAILABLE TO PARTICIPANTS FROM 1.3% TO 1.5% OF THE COMPANY'S PRETAX INCOME AND IN ACCORDANCE WITH THE TRUSTEE'S DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


  YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
                               SEE REVERSE SIDE.

       PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.


[RPM Logo]                                                        VOTE BY INTERNET - www.proxyvote.com
                                                                                     -----------------
                                                                  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
 RPM INTERNATIONAL INC.                                           Time the day before the cut-off date or meeting date. Have
 c/o NATIONAL CITY BANK                                           your proxy card in hand when you access the web site and
 P.O. BOX 92301                                                   follow the instructions to obtain your records and to create
 CLEVELAND, OHIO 44193-0900                                       an electronic voting instruction form.

 IMPORTANT NOTICE REGARDING DELIVERY                              VOTE BY PHONE - 1-800-690-6903
 OF SECURITY HOLDER DOCUMENTS (HH)                                Use any touch-tone telephone to transmit your voting
 AUTO DATA PROCESSING                                             instructions up until 11:59 P.M. Eastern Time the day before
 INVESTOR COMM SERVICES                                           the cut-off date or meeting date. Have your proxy card in
 ATTENTION: TEST PRINT                                            hand when you call and then follow the instructions.
 51 MERCEDES WAY
 EDGEWOOD, NY                                                     VOTE BY MAIL.
 11717                                                            Mark, sign, and date your proxy card and return it in the
                                                                  postage-paid envelope we have provided or return it to RPM
 [BAR CODE HERE]                                                  International Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]                 RPM||5        KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              DETACH AND RETURN THIS PORTION ONLY
                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RPM INTERNATIONAL INC.

    THE RPM BOARD OF DIRECTORS RECOMMENDS THAT
    YOU VOTE FOR THE FOLLOWING PROPOSALS.

    VOTE ON DIRECTORS
                                               FOR    WITHHOLD   FOR ALL      To withhold authority to vote, mark "For All Except"
    1.  ELECTION OF DIRECTORS                  ALL      ALL      EXCEPT       and write the nominee's number on the line below.
        (01) Edward B. Brandon
        (02) William A. Papenbrock             [ ]      [ ]       [ ]         ____________________________________________________
        (03) Thomas C. Sullivan
        (04) Frank C. Sullivan

   VOTE ON PROPOSALS                                                                                       FOR    AGAINST   ABSTAIN

   2.   APPROVE AND ADOPT THE RPM INTERNATIONAL INC. 2004 OMNIBUS EQUITY AND INCENTIVE PLAN                [ ]       [ ]       [ ]

   3.   APPROVE AND ADOPT AMENDMENT NO. 2 TO THE RPM INTERNATIONAL INC. INCENTIVE COMPENSATION PLAN TO     [ ]       [ ]       [ ]
        PROVIDE FOR AN INCREASE IN THE AGGREGATE BONUS AWARD POOL AVAILABLE TO PARTICIPANTS FROM
        1.3% TO 1.5% OF THE COMPANY'S PRE-TAX INCOME

    In their discretion, to act on any other matter or matters which may properly come before the meeting.

    Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.




    HOUSEHOLDING ELECTION - Please indicate if you        YES      NO
    consent to receive certain future investor
    communications in a single package per household      [ ]      [ ]






    ------------------------------------     ------------            -----------------------------------     -------------
    Signature [PLEASE SIGN WITHIN BOX]       Date                    Signature (Joint Owners)                Date


[RPM Logo]


                          Notice of RPM Annual Meeting
                          ----------------------------

     The Annual Meeting of Stockholders of RPM International Inc. will be held at the Holiday Inn Select, 15471 Royalton Road, Strongsville, Ohio, on Friday, October 8, 2004, at 2:00 P.M. Eastern time.

     Your proxy card for voting at the Annual Meeting is enclosed. We encourage you to read the Annual Report and Proxy Statement and vote your shares. Pursuant to your previous request to receive such materials electronically, the Annual Report and Proxy Statement are available over the Internet at www.rpminc.com.

     Your vote is important. We encourage you to vote over the Internet at www.proxyvote.com, or by telephone at 1-800-690-6903, or by returning your proxy card in the envelope provided.

     The control number necessary for you to vote by telephone or over the Internet is printed on the enclosed proxy card.